   As filed with the Securities and Exchange Commission on October 26, 2005

                                              Securities Act File No. 333-128236
                                        Investment Company Act File No. 811-9279
================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                        [X] PRE-EFFECTIVE AMENDMENT NO. 1
                        [ ] POST-EFFECTIVE AMENDMENT NO. _

                        (CHECK APPROPRIATE BOX OR BOXES)

                           VAN KAMPEN EQUITY TRUST II
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                                 (800) 341-2929
                        (AREA CODE AND TELEPHONE NUMBER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                              AMY R. DOBERMAN, ESQ.
                                MANAGING DIRECTOR
                           VAN KAMPEN INVESTMENTS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

                             CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                              333 WEST WACKER DRIVE
                             CHICAGO, ILLINOIS 60606
                                 (312) 407-0700
================================================================================
Approximate date of proposed public offering: As soon as practicable after this registration statement becomes effective.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of securities being registered: shares of beneficial interest, par value $0.01 per share. The Registrant has registered an indefinite number of its shares of beneficial interest based on Section 24(f) of the Investment Company Act of 1940, as amended, and is in a continuous offering of such shares under an effective registration statement (File Nos. 33-75493 and 811-9279). No filing fee is due herewith because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

                                EXPLANATORY NOTE

This Registration Statement is organized as follows:

-    Questions and Answers to Shareholders of 1838 International Equity Fund

-    Notice of Special Meeting of Shareholders of 1838 International Equity Fund

- Proxy Statement/Prospectus regarding the Proposed Reorganization of 1838 International Equity Fund into Van Kampen International Growth Fund

- Statement of Additional Information regarding the Reorganization of 1838 International Equity Fund into Van Kampen International Growth Fund

-    Part C Information

-    Exhibits

                              --  OCTOBER 2005  --

--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       TO 1838 INTERNATIONAL EQUITY FUND
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

---------------------------------------
  We recommend that you read the complete Proxy Statement/Prospectus. For your convenience, we have provided a brief overview of the issue to be voted on.
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?

A      You are being asked to
approve a reorganization (the "Reorganization") of 1838 International Equity Fund (the "Target Fund") into Van Kampen International Growth Fund (the "Acquiring Fund"), a newly created series of Van Kampen Equity Trust II (the "VK Trust"), a fund with the same investment objective, substantially similar principal investment strategies and the same portfolio managers. If the proposed Reorganization is approved and completed, an account will be set up in your name and you will become a shareholder of the Class I Shares of Acquiring Fund, and the Target Fund will be dissolved. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Fund.



The Target Fund recently announced its appointment of Van Kampen Asset Management ("VK Asset Management") to serve as interim investment adviser for the Target Fund as a result of the resignation of 1838 Investment Advisors, LP ("1838 Advisors") as the investment adviser for the Target Fund. The resignation of 1838 Advisors was in connection with VK Asset Management recently employing certain portfolio managers from 1838 Advisors to continue managing the Target Fund (and, as discussed herein, to manage the Acquiring Fund). In connection with these events, the Board of Trustees of the VK Trust authorized the creation of a new fund -- the Acquiring Fund -- with the same investment objective and substantially similar principal investment strategies as the Target Fund. The Acquiring Fund was created for the purpose of facilitating the Reorganization. The proposed Reorganization reflects concerns about the lack of perceived growth prospects for the current Target Fund and management's belief that this fund can benefit by the Van Kampen fund family's broader distribution capacity and capability, that joining the Van Kampen fund family provides fund shareholders with access to a broader, diversified fund group and compliments Van Kampen's fund family, and that growth in the fund can lead to operational efficiencies and economies of scale that benefit shareholders.
Q      HOW DOES THE BOARD OF
       TRUSTEES SUGGEST THAT I VOTE FOR THE REORGANIZATION?
A      After careful consideration,
the Board of Trustees of the Target Fund (the "Target Fund Board") has determined that the proposed Reorganization will benefit the Target Fund's shareholders and recommends that you cast your vote "FOR" the proposed Reorganization. The Target Fund Board anticipates that as a result of the Reorganization, shareholders of the Target Fund will benefit from (i) the continued management of the combined fund by the Target Fund's current portfolio management team; (ii) the opportunity to be part of the significantly larger Van Kampen fund complex, with additional product offerings, enhanced shareholder servicing and exchange options; and (iii) the Van Kampen fund family's significantly greater distribution capabilities, which could lead to higher asset levels resulting in operational efficiencies and economies of scale.
Q      WHO IS VAN KAMPEN?
A      VK Asset Management is
the Acquiring Fund's investment adviser. VK Asset Management also currently serves as interim investment adviser to the Target Fund pursuant to an interim investment advisory agreement. VK Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $103 billion under management or supervision as of August 31, 2005. Van Kampen Funds Inc. (the "Distributor"), the distributor of the Acquiring Fund and other funds in the Van Kampen funds family, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investor Services Inc., the transfer agent of the Acquiring Fund and other funds in the Van Kampen fund family, is also a wholly owned subsidiary of Van Kampen Investments.

The current portfolio managers of the Target Fund, who were previously employed by 1838 Investment Advisors, LP, have been retained as employees of VK Asset Management, currently serve as portfolio managers for the

Target Fund and the Acquiring Fund and are expected to serve as portfolio managers to the Acquiring Fund following the closing of the Reorganization.
Q      HOW WILL THE
       REORGANIZATION AFFECT ME?
A      Assuming shareholders of
the Target Fund approve the proposed Reorganization, the assets and stated liabilities of the Target Fund will be combined with those of the Acquiring Fund, an account will be set up in your name and you will receive Class I Shares of the Acquiring Fund. The aggregate net asset value of the Class I Shares of the Acquiring Fund you receive in the Reorganization will equal the aggregate net asset value of the shares of the Target Fund you own immediately prior to the Reorganization.
Q      WILL I HAVE TO PAY ANY
       SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?
A      No. You will pay no sales
loads or commissions in connection with the Reorganization.
Q      HOW DO OPERATING
       EXPENSES OF THE ACQUIRING FUND COMPARE TO THOSE OF THE TARGET FUND?
A      The advisory fee rate and
other expenses of the Target Fund and Class I Shares of the Acquiring Fund are expected to be substantially similar. The Target Fund's investment adviser voluntarily has agreed to waive its advisory fees and/or reimburse the Target Fund so that the Target Fund's total operating expenses do not exceed 1.25% of average daily net assets of the Target Fund. The voluntary fee waiver and reimbursement of Target Fund expenses by the Target Fund's investment adviser may be rescinded at any time. Similarly the Acquiring Fund's investment adviser voluntarily has agreed to waive its advisory fees and/or reimburse the Acquiring Fund so that the Acquiring Fund's total operating expenses for the Acquiring Fund's fiscal year ending August 31, 2006 do not exceed 1.25% of the average daily net assets for Class I Shares of the Acquiring Fund. After August 31, 2006, the fee waivers and/or expense reimbursements can be terminated at any time.
Q      WHAT WILL I HAVE TO DO TO
       OPEN AN ACCOUNT IN THE ACQUIRING FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?
A      If the Reorganization is
approved, an account will be set up in your name and your interest in shares of the Target Fund automatically will be converted into Class I Shares of the Acquiring Fund, and we will send you written confirmation that this change has taken place. No certificates for Class I Shares of the Acquiring Fund shares will be issued in connection with the Reorganization, although such certificates will be available upon request. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to return such certificates; however, shareholders may want to present such certificates to receive certificates for Class I Shares of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).
Q      WILL I HAVE TO PAY ANY
       FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A      The Reorganization is
intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt solely of the shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund would not recognize any gain or loss as a result of the transfer of all of its assets and stated liabilities solely in exchange for the shares of the Acquiring Fund or as a result of its liquidation.

Q      WHAT IF I REDEEM MY
       SHARES OF THE TARGET FUND BEFORE THE REORGANIZATION TAKES PLACE?
A      If you choose to redeem
your shares of the Target Fund before the Reorganization takes place, the redemption will be treated as a normal redemption of shares and generally will be a taxable transaction.
Q      WHAT HAPPENS IF
       SHAREHOLDERS OF THE TARGET FUND DO NOT APPROVE THE REORGANIZATION?
A      In the event that the
Reorganization is not approved by Target Fund shareholders, the Target Fund Board will determine what further action is appropriate, including the possible liquidation of the Target Fund. Additionally, VK Asset Management anticipates resigning as investment adviser to the Target Fund upon the expiration of the interim period if the Reorganization is not approved by Target Fund shareholders.
Q      HOW DO I VOTE MY PROXY?
A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please follow the instructions found on the proxy card.

Q      WHOM DO I CONTACT FOR
       FURTHER INFORMATION?
A      You can contact your
financial adviser for further information. You may also contact Van Kampen's Client Relations Department, by calling 1-800-231-2808 (Telecommunication Device for the Deaf users may call 1-800-421-2833) or visiting our website at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us," or the Target Fund by calling (877) 367-1838.

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on the proposed Reorganization using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF THE REORGANIZATION -- mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                     PROXY
                         1838 INTERNATIONAL EQUITY FUND
                        SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                          FOR    AGAINST    ABSTAIN
1.   The proposal to      [ ]      [ ]        [ ]
     approve the
     Agreement and Plan
     of Reorganization.

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                         1838 INTERNATIONAL EQUITY FUND
                                 C/O MBIA-MISC
                                113 KING STREET
                             ARMONK, NEW YORK 10504
                                 (877) 367-1838

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 5, 2005


  A special meeting of shareholders of 1838 International Equity Fund, a series of 1838 Investment Advisors Funds, will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on
December 5, 2005 at     (the "Special Meeting"), for the following purposes:



1. To approve an Agreement and Plan of Reorganization pursuant to which 1838 International Equity Fund would (i) transfer all of its assets and stated liabilities to Van Kampen International Growth Fund in exchange for Class I Shares of Van Kampen International Growth Fund (ii) distribute such shares to its shareholders and (iii) dissolve;


2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.


  Shareholders of record as of the close of business on October 20, 2005 are entitled to vote at the Special Meeting or any adjournment thereof.


  THE BOARD OF TRUSTEES OF 1838 INTERNATIONAL EQUITY FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  THE BOARD OF TRUSTEES OF 1838 INTERNATIONAL EQUITY FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR THE REORGANIZATION AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.
                                       For the Board of Trustees,

                                       Johannes B. van den Berg


                                       President


October 27, 2005

     THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                 SUBJECT TO COMPLETION, DATED OCTOBER 26, 2005


                           PROXY STATEMENT/PROSPECTUS

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                         1838 INTERNATIONAL EQUITY FUND

                                 C/O MBIA-MISC

                                113 KING STREET

                             ARMONK, NEW YORK 10504

                                 (877) 367-1838

                        BY AND IN EXCHANGE FOR SHARES OF


                      VAN KAMPEN INTERNATIONAL GROWTH FUND


                          1221 AVENUE OF THE AMERICAS

                            NEW YORK, NEW YORK 10020

                                 (800) 341-2929


  This Proxy Statement/Prospectus is furnished to you as a shareholder of 1838 International Equity Fund (the "Target Fund"), a series of 1838 Investment Advisors Funds (the "1838 Trust"). A special meeting of shareholders of the Target Fund (the "Special Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on
December 5, 2005 at     to consider the item that is listed below and discussed
in greater detail elsewhere in this Proxy Statement/Prospectus. If shareholders are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of the 1838 Trust (the "Target Fund Board") requests that they vote their shares by completing and returning the enclosed proxy card or by recording their voting instructions by telephone or via the internet.


  The purpose of the Special Meeting is:


  1. To approve an Agreement and Plan of Reorganization pursuant to which 1838 International Equity Fund would (i) transfer all of its assets and stated liabilities to Van Kampen International Growth Fund in exchange solely for Class I Shares of Van Kampen International Growth Fund, (ii) distribute such shares to its shareholders and (iii) dissolve; and


  2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.


  The Target Fund Board has approved a reorganization (the "Reorganization") by which the Target Fund, an open-end investment company, would be reorganized into Van Kampen International Growth Fund (the "Acquiring Fund"), a newly created series of Van Kampen Equity Trust II (the "VK Trust"), an open-end investment company, with the same investment objective, substantially similar principal investment strategies and the same portfolio managers pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Target Fund and the Acquiring Fund. The Target Fund and the Acquiring Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds."

  If Target Fund shareholders approve the Reorganization, the Target Fund will transfer all of its assets and stated liabilities to the Acquiring Fund. The Acquiring Fund will simultaneously issue Class I Shares to the Target Fund in an amount equal to the value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these Class I Shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will dissolve. When the Reorganization is complete, Target Fund shareholders will hold Class I Shares of the Acquiring Fund. The aggregate net asset value of the Class I Shares of the Acquiring Fund received in the Reorganization will equal the aggregate net asset value of the shares of the Target Fund held immediately prior to the Reorganization.

  This Proxy Statement/Prospectus sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of Class I Shares, par value $0.01 per share, of the Acquiring Fund only. Please read it carefully and retain it for future reference.


  The following documents have been filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into this Proxy Statement/Prospectus: (i) the Prospectus and Statement of Additional Information, each dated February 28, 2005, as supplemented, of the Target Fund (File Nos. 33-87298 and 811-8902), which contain additional information about the Target Fund; (ii) the Annual Report to Shareholders of 1838 Trust, which includes information relating to the Target Fund for the fiscal year ended October 31, 2004; (iii) the Semi-Annual Report to Shareholders of the 1838 Trust, which includes information relating to the Target Fund for the semi-annual fiscal period ended April 30, 2005; and (iv) a Statement of Additional Information dated October 27, 2005, relating to this Proxy Statement/Prospectus (the "Reorganization SAI"), which contains additional information about the Reorganization and the Acquiring Fund. Free copies of any of the above documents can be obtained by writing to or calling:


Van Kampen                           1838 International Equity Fund
Client Relations Department          c/o MBIA-MISC
1 Parkview Plaza                     113 King Street
P.O. Box 5555                        Armonk, New York 10504
Oakbrook Terrace, Illinois           1-877-367-1838
60181-5555
1-800-231-2808
TDD: 1-800-421-2833

If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." The Target Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to a shareholder upon request.


  The Funds are subject to certain federal securities laws and in accordance therewith file reports and other information with the SEC. Reports, other information and proxy statements filed by the Funds with the SEC can be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC's website at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, of the SEC, Washington, DC, 20549-0102.


  The Target Fund Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  NEITHER THE SEC NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SHARES OR PASSED UPON THE ADEQUACY OF THE PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


  The date of this Proxy Statement/Prospectus is October 27, 2005.

                               TABLE OF CONTENTS


SUMMARY.....................................................    6
PROPOSAL 1: THE REORGANIZATION..............................    9
  COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND......    9
    Investment Objective and Principal Investment
      Strategies............................................    9
    Principal Investment Risks..............................   11
    Investment Restrictions.................................   12
    Management of the Funds.................................   17
    Advisory Fees...........................................   18
    Expenses................................................   19
    Purchase, Valuation, Redemption and Exchange of Share...   20
    Capitalization..........................................   23
    Annual Performance Information..........................   23
    Comparative Performance Information.....................   24
    Other Service Providers.................................   25
    Shareholder Servicing...................................   26
    Governing Law...........................................   26
  ADDITIONAL INFORMATION ABOUT THE REORGANIZATION...........   27
    General.................................................   27
    Terms of the Reorganization Agreement...................   28
    Reasons for the Proposed Reorganization.................   29
    Material U.S. Federal Income Tax Consequences of the
      Reorganization........................................   30
    Expenses of the Reorganization..........................   32
    Shareholder Accounts and Plans; Share Certificates......   32
    Shareholder Approval....................................   32
  ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND...........   33
    Purchase of Shares......................................   33
    Redemption of Shares....................................   34
    Distributions from the Acquiring Fund...................   36
    Shareholder Services....................................   36
    Frequent Purchases and Redemptions of Shares............   37
    Federal Income Taxation.................................   38
    Disclosure of Portfolio Holdings........................   40
    Financial Highlights....................................   41

OTHER INFORMATION...........................................   42
    Shareholder Information.................................   42
    Shareholder Proposals...................................   42
    Solicitation of Proxies.................................   42
    Legal Matters...........................................   43
    Other Matters to Come Before the Meeting................   43
    Voting Information and Requirements.....................   44

------------------------------------------------------------------------------
                                    SUMMARY
------------------------------------------------------------------------------

  The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Proxy Statement/Prospectus carefully.

PROPOSAL 1: THE REORGANIZATION

  THE PROPOSED REORGANIZATION. The Target Fund Board, including the trustees who are not "interested persons" of the Target Fund (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

  - the transfer of all the assets and stated liabilities of the Target Fund to the Acquiring Fund in exchange for Class I Shares of the Acquiring Fund;

  - the distribution of such shares to Target Fund shareholders; and

  - the dissolution of the Target Fund.

  If the proposed Reorganization is completed, Target Fund shareholders would hold Class I Shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of Target Fund shares owned immediately prior to the Reorganization.

  BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION. The Reorganization seeks to combine two similar funds to achieve the integration of the Target Fund into the Van Kampen fund family to benefit the shareholders of the Target Fund. The investment objective of each Fund is capital appreciation, with a secondary objective of income. Each Fund seeks to achieve this investment objective by investing primarily in a diversified portfolio of equity securities of foreign issuers. Each Fund is managed by the same portfolio managers.


  The Target Fund recently announced its appointment of Van Kampen Asset Management ("VK Asset Management") to serve as investment adviser for the Target Fund as a result of the resignation of 1838 Investment Advisors, LP ("1838 Advisors") as the investment adviser for the Target Fund. The resignation of 1838 Advisors was in connection with VK Asset Management recently employing certain portfolio managers of the Target Fund from 1838 Advisors to continue managing the Target Fund (and, as discussed herein, to manage the Acquiring
Fund). In connection with these events, the Board of Trustees of the Van Kampen Trust (the "Acquiring Fund Board") authorized the creation of a new fund -- the Acquiring Fund -- with the same investment objective and substantially similar principal investment strategies as the Target Fund. The Acquiring Fund was created for the purpose of facilitating the Reorganization. The proposed Reorganization reflects concerns about the lack of perceived growth prospects for the current Target Fund and management's belief that this fund can benefit by the Van Kampen fund family's broader distribution capacity and capability, that joining the Van Kampen fund family provides fund shareholders with access to a broader, diversified fund group and compliments Van Kampen's fund family, and that growth in the fund can lead to operational efficiencies and economies of scale that benefit shareholders.

  The Target Fund Board, based upon its evaluation of all relevant information, anticipates that as a result of the Reorganization Target Fund shareholders will benefit from (i) the continued management of the combined fund by the Target Fund's current portfolio management team; (ii) the opportunity to be part of the significantly larger Van Kampen fund complex, with additional product offerings, enhanced shareholder servicing and exchange options; and (iii) the Van Kampen fund family's significantly greater distribution capabilities which could lead to higher asset levels resulting in operational efficiencies and economies of scale. The Target Fund Board has determined that the Reorganization is in the best interests of shareholders of the Target Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization.

  In determining whether to recommend approval of the proposed Reorganization to shareholders of the Target Fund, the Target Fund Board received and evaluated materials regarding the impact of the proposed Reorganization on shareholders of the Target Fund. The Target Fund Board considered a number of factors, including, but not limited to: (i) VK Asset Management currently serves as the investment advisor of the Target Fund and the Acquiring Fund; (ii) the breadth, depth and varied expertise of the investment management personnel employed by VK Asset Management, including the retention of the Target Fund's portfolio managers as employees of VK Asset Management; (iii) the enhanced potential purchasing power, analyst coverage and market presence of the combined fund;
(iv) the future growth and performance prospects of the combined fund; (v) the enhanced viability of the combined fund as a result of the perceived distribution capabilities of Van Kampen Funds Inc., (the "Distributor"), the distributor of the Acquiring Fund and other funds in the Van Kampen fund family;
(vi) the shareholder services, including exchange options, offered in the Van Kampen fund family as serviced by Van Kampen Investor Services Inc. ("Investor Services"), the transfer agent of the Acquiring Fund and other funds in the Van Kampen fund family; (vii) the broader product array of the Van Kampen fund family and the expanded range of investment options and shareholder services available to shareholders of Van Kampen funds; (viii) the expenses and advisory fees applicable to the Target Fund and the estimated expenses and advisory fees applicable to the combined fund; (ix) the investment performance of the Target Fund; (x) the terms and conditions of the Reorganization Agreement and whether the proposed Reorganization would result in dilution of Target Fund shareholders interests; (xi) the compatibility of the Funds' investment objectives, policies, risks and restrictions;

(xii) the possibility of improved operating efficiencies of the combined fund;
(xiii) the anticipated tax consequences of the Reorganization; and (xiv) the undertaking by VK Asset Management to pay all expenses of the Reorganization.

  The Target Fund Board requests that shareholders of the Target Fund approve the proposed Reorganization at the Special Meeting to be held on December 5, 2005. If shareholders of the Target Fund approve the Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about December 12, 2005, but it may be at a different time as described herein.

  The Target Fund Board recommends that you vote "FOR" the proposed Reorganization.

  In the event that the Reorganization is not approved by shareholders of the Target Fund, the Target Fund Board will determine what further action is appropriate, including the possible liquidation of the Target Fund. Additionally, VK Asset Management anticipates resigning as investment adviser to the Target Fund upon the expiration of the interim period if the Reorganization is not approved by shareholders of the Target Fund.

------------------------------------------------------------------------------
                         PROPOSAL 1: THE REORGANIZATION
------------------------------------------------------------------------------

              COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

  INVESTMENT OBJECTIVE. Each Fund's investment objective is capital appreciation, with a secondary objective of income. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either Fund will achieve its investment objective. The investment objective of the Target Fund is fundamental, meaning it cannot be changed without shareholder approval; the investment objective of the Acquiring Fund may be changed by the Acquiring Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Acquiring Fund's investment objective changes, the Acquiring Fund will notify shareholders and shareholders should consider whether the Acquiring Fund remains an appropriate investment in light of the changes.

  PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, each Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal market conditions, the Target Fund invests at least 80% of its total assets in the equity securities of issuers from at least three different foreign countries. Under normal market conditions, the Acquiring Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers from at least three different foreign countries.


  Each Fund intends to diversify its portfolio among securities of foreign companies located throughout the world other than the United States. Each Fund anticipates that a substantial portion of its assets will be invested in the developed countries of Europe and the Far East. The Target Fund may invest up to 20% of its assets in securities of issuers determined by the Target Fund's investment adviser to be in developing or emerging market countries. The Acquiring Fund may invest up to 15% of its assets in securities of issuers determined by the Acquiring Fund's investment adviser to be in developing or emerging market countries. Each Fund may invest up to 25% of its assets in securities issued or guaranteed by non-U.S. governments, but will invest only in securities issued or guaranteed by the governments of countries which are members of the Organization for Economic Co-operation and Development (OECD).



  Each Fund's investment adviser determines allocation of such Fund's assets after examining the phases of the business cycles and long-term growth potential of various foreign economies and taking into account valuation of foreign currency, taxation and other pertinent financial, social, national and political factors. Each Fund's investment adviser seeks to identify equity investments in each market which are expected to provide long-term capital appreciation that equals or exceeds the performance benchmark of such market as a whole. The Target Fund's investment adviser seeks to identify securities of issuers that it believes share the following characteristics: (1) industry leaders in their country, their region or the world, (2) strong balance sheets, (3) stocks widely followed by research analysis, (4) large market capitalization (usually greater than $2 billion) and (5) attractive price-to-earnings ratios compared with earnings growth potential (PEG ratio). The Acquiring Fund's investment adviser seeks to identify securities of issuers that it believes share the following characteristics: (1) industry leaders in their country, their region or the world, (2) strong balance sheets, (3) market capitalization typically greater than $1 billion, (4) attractive price-to-earnings ratios compared with earnings growth potential (PEG ratio) and (5) attractive earnings momentum as measured by earnings estimates revisions.



  Each Fund's investment adviser generally considers selling a portfolio security when company fundamentals deteriorate, stock valuation deteriorates due to a rise in the PEG ratio or the Fund's portfolio is rebalanced to include a country or industry in which prospects for capital appreciation are determined to be better than others.


  The Target Fund ordinarily considers an issuer to be located in the country under the laws of which it is organized or where the primary trading market for its securities is located. The Target Fund, however, may consider a company to be located in a country, without reference to its domicile or to the primary trading market of its securities, if at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly of indirectly through subsidiaries) assets or activities located in such country. The Acquiring Fund considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular issuer could be deemed by the Acquiring Fund to be from more than one country.

  OTHER INVESTMENT POLICIES AND PRACTICES. Each Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps (collectively referred to in this Proxy Statement/ Prospectus as strategic transactions) for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks. Each Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities.

PRINCIPAL INVESTMENT RISKS

  Because of their similarity, the Funds are subject to similar principal investment risks, including market risk, foreign securities risks, risks of using derivative instruments and manager risk. An investment in the Funds is subject to investment risks, and shareholders could lose money on investments in the Funds.


  MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. The Funds emphasize a growth style of investing. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Funds' investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of small- or medium-sized companies (in which each Fund may invest) may be more volatile than stock prices of larger companies.


  FOREIGN RISKS. Because each Fund owns securities of foreign issuers, each Fund is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.

  RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts, and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


  MANAGER RISK. As with any managed fund, each Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


INVESTMENT RESTRICTIONS

  Each Fund has adopted certain fundamental investment restrictions, which are policies of a fund that may be amended only with shareholder approval. The fundamental investment restrictions of the Funds differ. It is not anticipated that the differences in the fundamental investment restrictions of the Funds will materially affect the way in which the Acquiring Fund is managed as compared to the Target Fund. In some instances, however, the Acquiring Fund's investment restrictions provide greater flexibility in managing the Fund.

  The 1940 Act requires that certain investment policies of a fund be recited in the fund's registration statement and be made fundamental. A particular fund's fundamental investment restrictions may have been adopted based on the various federal or state securities laws or regulations or business or industry conditions at the time of adoption, and the specific wording of various policies may reflect not only the laws at the time of the policies' adoption but also the interpretation of the board of trustees that adopted the policies at such times. Thus, a fund may have fundamental investment restrictions worded in a way that do not reflect developments in market, legal, regulatory or industry practices and/or do not provide the funds with ample flexibility to change in accordance with developments in market, legal, regulatory or industry practices.

  The Acquiring Fund's investment restrictions have been designed to provide flexibility for the Acquiring Fund and consistency in administering the investment restrictions among the Acquiring Fund and other Van Kampen funds. The Van Kampen funds, including the Acquiring Fund, have sought to adopt fundamental investment restrictions that simplify and standardize those investment policies that are required to be fundamental under the 1940 Act and allow the Board of Trustees to respond efficiently to changes in market, legal, regulatory or industry practices without the delay and expense associated with a shareholder meeting.

  Each Fund's current fundamental investment restrictions are set forth below. Such investment restrictions may not be changed without the approval of holders of a majority of such Fund's outstanding voting securities (defined in lesser the 1940 Act as the lesser of (i) more than 50% of a Fund's outstanding shares, or (ii) 67% of a Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy). All other investment policies or practices are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval.

  INVESTMENT RESTRICTIONS OF THE TARGET FUND. The Target Fund may not:

   1. As to 75% of its total assets, invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, except that such restriction shall not apply to cash and cash items, or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

   2. Invest in the securities of any single issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

   3. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry, except for temporary defensive purposes.

   4. Issue senior securities.

   5. Make investments for the purpose of exercising control or management of another company.

   6. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and any investments in the securities of other investment companies will be in compliance with the Investment Company Act of 1940.

   7. Purchase or sell real estate or interests therein; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   8. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and that the Fund may purchase or sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

   9. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or make short sales of securities or maintain a short position. The payment by the Fund of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin. Also, engaging in futures transactions and related options will not be deemed a short sale or maintenance of a short position in securities.

  10. Make loans to other persons (except as provided in (11) below); provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and any fixed-income obligations in which the Fund may invest consistent with its investment objective and policies shall not be deemed to be the making of a loan.

  11. Lend its portfolio securities in excess of 33% of its total assets, taken at market value; provided that such loans shall be made in accordance with the guidelines set forth under "Securities Lending" in the Fund's prospectus.

  12. Borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. Utilization of borrowings may exaggerate increases or decreases in an investment company's net asset value. However, the Fund will not purchase securities while borrowings exceed 5% of its total assets, except to honor prior commitments and to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions.

  13. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (12) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value. For the purpose of this restriction and restriction (9) above, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options are deemed to be the issuance of a senior security.

  14. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 15% of its total assets, taken at market value, would be invested in such securities.

  15. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

  16. Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in securities of companies which invest in or sponsor such programs.

  Notwithstanding the foregoing, the Target Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund ceasing to be a diversified investment company. The exception applies when investment limits would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of the Target Fund's portfolio securities, and the Target Fund would otherwise be forced either to sell securities at a time when it might not have done so, or to forego exercising the rights.


  With regard to the Target Fund's investment restrictions numbers 1-3, changes in values of particular assets of the Target Fund will not cause a violation of such investment restrictions so long as percentage restrictions are observed by the Target Fund at the time it purchases a security. Provided that a dealer or institutional trading market in such securities exists, restricted securities are not treated as illiquid securities for purposes of the Target Fund's investment limitations.


  INVESTMENT RESTRICTIONS OF THE ACQUIRING FUND. The Acquiring Fund may not:

  1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time,
     (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

  2. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

  3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

  4. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time,

     (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

  5. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

  6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

  7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
     (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

  The percentage limitations contained in the restrictions and policies of the Acquiring Fund apply at the time of purchase of securities. With respect to the Acquiring Fund's limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis.

  The Acquiring Fund has an operating policy, which may be changed by the Acquiring Fund's Board of Trustees, not to borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Acquiring Fund at the time the borrowing is made.

MANAGEMENT OF THE FUNDS

  THE BOARDS. The Board of Trustees of each Fund is each responsible for the overall supervision of the operations of each of the Funds and performs the various duties imposed on the directors/trustees of investment companies by the 1940 Act and under applicable state law. Following the Reorganization, the combined fund will be overseen by the Board of Trustees of the Acquiring Fund, which is comprised of the same Board members that supervise other funds in the Van Kampen fund family. Additional information regarding the Board of Trustees of the Acquiring Fund is set forth in the Reorganization SAI.

  INVESTMENT ADVISER. VK Asset Management serves as the investment adviser to the Acquiring Fund. VK Asset Management also currently serves as interim investment adviser to the Target Fund pursuant to an interim interest advisory agreement (the "Interim Agreement"), which was recently approved by the Target Fund Board as a result of the resignation of 1838 Advisors. Each Fund retains VK Asset Management to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities.


  VK Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $104 billion under management or supervision as of September 30, 2005. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of VK Asset Management and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.



  Prior to the Target Fund entering into the Interim Agreement with VK Asset Management, 1838 Advisors acted as investment adviser to the Target Fund. 1838 Advisors resigned as investment adviser to the Target Fund on July 28, 2005. Taking 1838 Advisors and its predecessor firm into account, 1838 Advisors has over 10 years of investment advisory experiences. 1838 Advisors is owned and operated by management of 1838 Advisors and Orca Bay Partners, a private equity investment firm based in Seattle, Washington, and is an affiliate of Orca Bay Capital. Before May 13, 2004, 1838 Advisors was 1838 Investment Advisors LLC, which was an indirect wholly-owned subsidiary of MBIA, Inc.



  PORTFOLIO MANAGEMENT. Each Fund is managed within VK Asset Management's International Large Cap Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of each Fund's portfolio are Johannes B. van den Berg, a Managing Director of the VK Asset Management, and David Sugimoto, an Executive Director of VK Asset Management.



  Mr. van den Berg has worked for VK Asset Management since July, 2005. Prior to joining VK Asset Management, Mr. van den Berg was Managing Director and Chief Investment Officer of Equity Investment Strategies of 1838 Advisors and had worked in an investment management capacity for 1838 Advisors since 1994. Mr. van den Berg joined the team managing the Acquiring Fund upon its inception in 2005. Mr. van den Berg has managed the Target Fund since its inception in 1995 and has continued to manage the Target Fund since joining VK Asset Management.



  Mr. Sugimoto has worked for VK Asset Management since July, 2005. Prior to joining VK Asset Management, Mr. Sugimoto was a Director and portfolio manager of 1838 Advisors and had worked in an investment management capacity for 1838 Investment Advisors since 2000. Mr. Sugimoto joined the team managing the Acquiring Fund upon its inception in 2005. Mr. Sugimoto has managed the Target Fund since 2004 and has continued to manage the Target Fund since joining VK Asset Management.



  Mr. van den Berg is the lead manager of each Fund and Mr. Sugimoto is co-portfolio manager. Mr. van den Berg is responsible for the execution of the overall strategy of each Fund.


  The Reorganization SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

  The composition of the team may change without notice from time to time.

ADVISORY FEES


  The Target Fund pays VK Asset Management (and the Target Fund had paid 1838 Advisors prior to its resignation) a monthly fee computed based on an annual rate of 0.75% of the average daily net assets of the Target Fund. The Acquiring Fund will pay a monthly fee computed based on an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Acquiring Fund and an annual rate of 0.70% on average daily net assets over $1 billion.


  The total operating expenses of the Target Fund for the twelve months ended April 30, 2005 were 1.79%. The Target Fund's investment adviser has voluntarily agreed to waive its fees and or reimburse the Target Fund so that the Target Fund's total operating expenses do not exceed 1.25%. The voluntary fee waiver and reimbursement of Target Fund expenses may be rescinded at any time.

  The total operating expenses of the combined fund after the Reorganization are not expected to exceed the total operating expenses of the Target Fund. The Acquiring Fund's investment adviser has voluntarily agreed to waive its fees or reimburse Acquiring Fund so that the Acquiring Fund's total operating expenses to be paid for the Acquiring Fund's fiscal year ending August 31, 2006 do not exceed 1.25% for Class I Shares. After August 31, 2006, the fee waiver and/or reimbursement can be terminated at any time.

EXPENSES

  The table below sets forth the fees and expenses that investors may pay to buy and hold shares of the Target Fund and the Acquiring Fund Class I Shares pro forma after the Reorganization, including (i) the fees and expenses paid by the Target Fund for the 12-month period ended April 30, 2005 and (ii) pro forma fees and expenses for the Acquiring Fund Class I Shares for the 12-month period ended April 30, 2005 assuming the Reorganization had been completed as of the beginning of such period. The Acquiring Fund is newly organized and has not had any operations of its own as of the date of this Proxy Statement/Prospectus.


                                                                PRO FORMA
                                                              ACQUIRING FUND
                                                TARGET FUND   CLASS I SHARES
                                                -----------   --------------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum sales charge (load) imposed on
  purchases...................................     None           None
Maximum deferred sales charge (load)..........     None           None
Maximum sales charge (load) imposed on
  reinvested dividends........................     None           None
Maximum sales charge (load) imposed on
  reinvested dividends........................     None           None
Redemption fee................................     2.00%(1)       2.00%(2)
Exchange fee..................................      N/A           2.00%(2)
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund
  assets)
Management Fees...............................     0.75%(3)       0.75%(4)
Other Expenses................................     1.04%(3)       0.70%(4)(5)
Total annual fund operating expenses..........     1.79%(3)       1.45%(4)(5)


---------------

1 The redemption fee applies to the proceeds of Target Fund shares that are redeemed within 60 days of purchase.

2 The redemption fee and the exchange fee apply to the proceeds of Acquiring
  Fund shares that are redeemed or exchanged within 30 days of purchase. See "Additional Information about the Acquiring Fund -- Redemption of Shares" below for more information on when the fees apply.

3 The Target Fund's investment adviser voluntarily has agreed to waive its fees and/or reimburse the Target Fund so that the Target Fund's total operating expenses do not exceed 1.25% of average daily net assets of the Target Fund. The voluntary fee waiver and reimbursement of Target Fund expenses by the Target Fund's investment adviser may be rescinded at any time.

4 The Acquiring Fund's investment adviser has agreed to voluntarily waive or reimburse all or a portion of the Fund's management fees or other expenses such that the annualized actual total fund operating expenses to be paid for the Acquiring Fund's fiscal year ending August 31, 2006 do not exceed 1.25% for Class I Shares. After August 31, 2006, the fee waivers and/or expense reimbursements can be terminated at any time.

5 Other expenses are based on estimated expenses for the current fiscal year.

  EXAMPLE. The following examples are intended to help you compare the costs of investing in the Acquiring Fund, pro forma after the Reorganization, with the costs of investing in the Target Fund. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investments each have a 5% return each year and that each Fund's operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

                                 ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                 --------   -----------   ----------   ---------
Target Fund....................    $182        $563          $970       $2,105
Pro Forma Acquiring Fund Class
  I Shares.....................    $148        $459          $792       $1,735

PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARE

  In the Reorganization, the Acquiring Fund will issue Class I Shares to the Target Fund. The Acquiring Fund may offer additional classes of shares pursuant to a separate prospectus. The Acquiring Fund intends to offer Class A Shares, Class B Shares and Class C Shares, each of which offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of investor needs, in addition to Class I Shares. However, no such shares are issued or outstanding as of the date of this Proxy Statement/Prospectus.

  Class I Shares of the Acquiring Fund are available for purchase only to a limited group of investors. Similar to the Class I Shares of other Van Kampen funds, the Acquiring Fund's Class I Shares are available to investors through
(i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars and (iii) institutional clients with assets of at least one million dollars. Unlike the Class I Shares of other Van Kampen funds, the Acquiring Fund's Class I Shares also may be held in shareholder accounts opened in connection with the Reorganization of the Target Fund into the Acquiring Fund ("Reorganization Shareholders"). Reorganization Shareholders may purchase additional Class I Shares of the Fund, either directly or through the reinvestment of dividends.


  Class I Shares of the Acquiring Fund are offered on a continuous basis through the Distributor, the Acquiring Fund's distributor, as principal underwriter. Shares of the Target Fund are offered through MBIA Capital Management Corporation, Dept. TA, 113 King Street, Armonk, New York 10504, the Target Fund's distributor. MBIA Capital Management Corp., is a wholly-owned subsidiary of MBIA Inc. Target Fund shares and Class I Shares of the Acquiring Fund are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee.


  The offering price of Target Fund shares and Class I Shares of the Acquiring Fund are based upon the next determined net asset value per share of such Fund after an order is received. Each Fund's net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in such Fund's portfolio securities such that such Fund's net asset value per share might be materially affected. Each Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share is determined by dividing the value of such Fund's portfolio securities, cash and other assets (including accrued interest) less all liabilities (including accrued expenses) attributable to such shares, by the total number of such shares outstanding.

  Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by VK Asset Management in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

  Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

  Each Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

  If events materially affecting the value of foreign portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith by VK Asset Management based in accordance with procedures established by such Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

  Shareholders of each Fund may redeem their shares at the redemption price of the next determined net asset value per share of such Fund, less any applicable redemption fee or exchange fee. The Target Fund generally imposes a fee of 2.00% of the proceeds of Target Fund shares that are redeemed within 60 days of purchase. The Acquiring Fund generally imposes a fee of 2.00% of the proceeds of Acquiring Fund shares that are redeemed or exchanged within 30 days of purchase.

  The Target Fund does not offer its shareholders an exchange privilege. The Acquiring Fund offers Reorganization Shareholders the opportunity to exchange their Class I shares of the Acquiring Fund for Class A Shares of other Participating Funds (as defined herein). Unlike other Class I shareholders (who are eligible to exchange their Class I Shares of the Acquiring Fund for Class I Shares of Participating Funds), Reorganization Shareholders of Class I Shares may only exchange, without any sales charge and subject to certain limitations, their Class I Shares of the Acquiring Fund for Class A Shares of other Participating Funds. Class A Shares of Participating Funds may be subject to distribution and services fees. Reorganization Shareholders seeking an exchange into Class A Shares of a Participating Fund should obtain and read the current prospectus offering Class A

Shares of such fund prior to implementing an exchange. Shares of the Acquiring Fund will be assessed an exchange fee of 2.00% on the proceeds of the exchanged shares held for less than 30 days from purchase.

  As used herein, "Participating Funds" refers to Van Kampen investment companies advised by VK Asset Management and distributed by the Distributor as determined from time to time by the Acquiring Fund's Board of Trustees.

  More detailed information regarding the purchase, valuation, redemption and exchange of Class I Shares of the Acquiring Fund is set forth below under "Additional Information of the Acquiring Fund."

CAPITALIZATION

  The following table sets forth the capitalization of the Target Fund and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. These numbers may differ as of the Closing Date.

                CAPITALIZATION AS OF APRIL 30, 2005 (UNAUDITED)

                                                                PRO FORMA
                                                              ACQUIRING FUND
                                                TARGET FUND   CLASS I SHARES
                                                -----------   --------------
NET ASSETS (IN THOUSANDS).....................   $  22,840      $  22,840
NET ASSET VALUE PER SHARE.....................   $   13.76      $   13.76
SHARES OUTSTANDING............................   1,659,570      1,659,570
SHARES AUTHORIZED.............................   Unlimited      Unlimited


  Reorganization expenses are being paid by VK Asset Management. The pro forma shares outstanding reflect the issuance by the Acquiring Fund of 1,659,570 Class I Shares of the Acquiring Fund reflecting the exchange of the assets and stated liabilities of the Target Fund for newly issued Class I Shares of the Acquiring Fund at the pro forma net asset value per share. The aggregate net asset value of the Class I Shares of the Acquiring Fund that a Target Fund shareholder receives in the Reorganization will equal the aggregate net asset value of the Target Fund shares owned immediately prior to the Reorganization. It is not anticipated that the Acquiring Fund will sell assets of the Target Fund acquired in the Reorganization other than in the ordinary course of business.


ANNUAL PERFORMANCE INFORMATION

  The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/

Prospectus. After the Reorganization, which is subject to shareholder approval, the Acquiring Fund, as the successor to the Target Fund, will assume and publish the operating history and performance record of the Target Fund.

  The following chart shows the annual returns of shares of the Target Fund for the calendar years indicated.
[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1996                                                                              8.04
1997                                                                              9.99
1998                                                                             17.52
1999                                                                             41.35
2000                                                                            -14.24
2001                                                                            -19.20
2002                                                                            -17.58
2003                                                                             36.11
2004                                                                             21.02


  The Target Fund's return for the nine-month period ended September 30, 2005 was 13.67%.


  During the nine-year period shown in the bar chart, the Target Fund's highest quarterly return was 23.40% (for the quarter ended December 31, 1999) and its lowest quarterly return was -20.31% (for the quarter ended September 30, 2002).

COMPARATIVE PERFORMANCE INFORMATION

  As a basis for evaluating the Target Fund's performance and risks, the table below shows how the Target Fund's performance compares with a broad-based market index that VK Asset Management believes is an appropriate benchmark for the Target Fund. The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to shareholder approval, the Acquiring Fund, as the successor to the Target Fund, will assume and publish the operating history and performance record of the Target Fund.

  The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2004. Remember that past performance of the Target Fund is not indicative of its future performance.

  In addition to before-tax returns of shares of the Target Fund, the tables also show after-tax returns for the Target Fund's shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of the Target Fund's shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Target Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Target Fund shares been sold at the end of the relevant period.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2004


                                                                       SINCE
                                      PAST 1 YEAR   PAST 5 YEARS   INCEPTION(1)
                                      -----------   ------------   ------------
TARGET FUND
  Return Before Taxes...............    21.02%        (1.22)%           7.01%
  Return After Taxes on
    Distributions...................    21.02%        (1.71)%           6.16%
  Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................    13.66%        (1.22)%           5.73%
MSCI EAFE Index*....................    20.25%        (1.14)%           5.01%


---------------


Return information is provided since: (1) 8/3/95


* The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada.

OTHER SERVICE PROVIDERS


  ADMINISTRATOR. Pursuant to an Administration Agreement dated November 1, 2004, MBIA Municipal Investors Service Corporation ("MBIA-MISC"), Dept TA, 113 King Street, Armonk, New York 10504 provides administrative services for the Target Fund. MBIA-MISC also serves as Fund Accountant for the Target Fund.


  TRANSFER AGENT. The transfer agent for the Target Fund is MBIA-MISC. The transfer agent for the Acquiring Fund is Van Kampen Investor Services Inc., PO

Box 947, Jersey City, New Jersey 07303-0947, a wholly owned subsidiary of Van Kampen Investments.


  CUSTODIAN. The custodian for the Target Fund is Wachovia Bank, N.A., 123 S. Broad Street, Philadelphia, Pennsylvania 19101. Wachovia Bank has sub-contracted with Chase Manhattan Bank, New York, New York for the custody of the Target Fund's foreign assets. The custodian for the Acquiring Fund is State Street Bank and Trust Company, 225 West Franklin Street, PO Box 1713, Boston, Massachusetts 02110-1713.



  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The independent registered public accounting firm for the Target Fund is Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103. The independent registered public accounting firm for the Acquiring Fund is Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606.


SHAREHOLDER SERVICING


  DIVIDEND REINVESTMENT PLAN. Each Fund offers a Dividend Reinvestment Plan (each a "Plan") pursuant to which distributions of dividends and all capital gains on shares are reinvested in shares pursuant to such Plan. The Plans for the Target Fund and the Acquiring Fund are similar, except that, unlike the Target Fund's Plan, the Acquiring Fund's Plan provides for automatic participation. Thus, dividends and distributions to holders of Class I Shares of the Acquiring Fund will be automatically reinvested in additional Class I Shares of the Acquiring Fund at the next determined net asset value unless the shareholder instructs otherwise. Under the Target Fund's plan, unless Target Fund shareholders elect to participate in the Plan, all common shareholders receive distributions of dividends and capital gains in cash. After the Reorganization, Target Fund shareholders who currently receive dividends in cash will continue to receive dividends in cash; and Target Fund shareholders who have elected to participate in the Target Fund's Plan will continue to have their dividends automatically reinvested in Class I Shares of the Acquiring Fund.


  The Target Fund offers shareholders an Automatic Investment Plan and a Systematic Withdrawal Plan. The Acquiring Fund offers similar plans, as well as a variety of other shareholder servicing options described in more detail under "Additional Information About the Acquiring Fund" and in the Reorganization SAI.

GOVERNING LAW

  The Target Fund is a series of the 1838 Trust, a statutory trust organized under the laws of the State of Delaware. The Acquiring Fund is a series of the VK Trust, a statutory trust organized under the laws of the State of Delaware. Each Fund is subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws. Each Fund is registered as a diversified, open-end management investment company under the 1940 Act.


                ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

GENERAL

  Under the Reorganization Agreement, the Target Fund will transfer substantially all of its assets and stated liabilities to the Acquiring Fund in exchange for Class I Shares of the Acquiring Fund. The Class I Shares of the Acquiring Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares immediately prior to the Reorganization. Upon receipt by the Target Fund of the Class I Shares of the Acquiring Fund, the Target Fund will distribute the shares to Target Fund shareholders. Then, as soon as practicable after the closing date, the Target Fund will dissolve in accordance with applicable state law.

  The Target Fund will distribute pro rata the Class I Shares of the Acquiring Fund received by it to Target Fund shareholders of record in exchange for their shares in the Target Fund. This distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the Class I Shares of the Acquiring Fund previously credited on those books to the accounts of the Target Fund shareholders. Each newly-opened account on the books of the Acquiring Fund for the previous Target Fund shareholders will represent the respective pro rata number of Class I Shares of the Acquiring Fund due such shareholder.

  Accordingly, as a result of the Reorganization, each Target Fund shareholder would own Class I Shares of the Acquiring Fund that would have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's Target Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund's shares.

  No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of Class I Shares of the Acquiring Fund in the Reorganization.

  The Target Fund Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund's shareholders (as described more fully in "Reasons for the Proposed Reorganization" below) and that the interests of the Target Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

TERMS OF THE REORGANIZATION AGREEMENT

  Pursuant to the Agreement, the Acquiring Fund will acquire substantially all of the assets and the liabilities of the Target Fund on the date of the closing in consideration for Class I Shares of the Acquiring Fund.

  Subject to the Target Fund's shareholders approving the Reorganization, the closing date will be within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Special Meeting or such later date as soon as practicable thereafter as the Acquiring Fund and the Target Fund may mutually agree.

  On the closing date, the Target Fund will transfer to the Acquiring Fund substantially all of its assets and stated liabilities. The Acquiring Fund will in turn transfer to the Target Fund a number of its Class I Shares equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the closing date, as determined in accordance with the valuation method described in the Acquiring Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the closing date all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

  The Target Fund expects to distribute the Class I Shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the closing date and then terminate its registration under the 1940 Act and dissolve.

  The Acquiring Fund and the Target Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business.

  Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

  - the approval of the Reorganization by the Target Fund's shareholders;

  - the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

  - the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

  - the truth in all material respects as of the closing date of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

  - the effectiveness under applicable law of the registration statement of the Acquiring Fund of which this Proxy Statement/Prospectus forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

  - the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

  The Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Target Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of Target Fund shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

REASONS FOR THE PROPOSED REORGANIZATION

  In determining whether to recommend approval of the proposed Reorganization to shareholders of the Target Fund, the Target Fund Board received and evaluated materials regarding the impact of the proposed Reorganization on shareholders of the Target Fund. The Target Fund Board considered a number of factors, including, but not limited to: (i) VK Asset Management currently serves as the investment advisor of the Target Fund and the Acquiring Fund; (ii) the breadth, depth and varied expertise of the investment management personnel employed by VK Asset Management, including the retention of the Target Fund's portfolio managers as employees of VK Asset Management; (iii) the enhanced potential purchasing power, analyst coverage and market presence of the combined fund;
(iv) the future growth and performance prospects of the combined fund; (v) the enhanced viability of the combined fund as a result of the perceived distribution capabilities of the Distributor; (vi) the shareholder services, including the exchange options, offered in the Van Kampen fund family as serviced by Investor Services; (vii) the broader product array of the Van Kampen fund family, and the expanded range of investment options and shareholder services available to shareholders of Van Kampen funds; (viii) the expenses and advisory fees applicable to the Target Fund and the estimated expenses and advisory fees applicable to the combined fund; (ix) the investment performance of the Target Fund; (x) the terms and conditions of the Reorganization Agreement and whether the proposed Reorganization would result in dilution of Target Fund shareholders interests; (xi) the compatibility of the Funds' investment objectives, policies, risks and restrictions; (xii) the possibility of improved operating efficiencies of the combined fund; (xiii) the anticipated tax consequences of the Reorganization; and (xiv) the undertaking by VK Asset Management to pay all expenses of the Reorganization.

  Based upon its evaluation of all relevant information, the Target Fund Board anticipates that the Reorganization would benefit Target Fund shareholders in the following ways:

  - the continued management of the Fund by the Target Fund's current portfolio management team;

  - the opportunity to be part of the significantly larger Van Kampen fund complex, with additional product offerings, enhanced shareholder servicing and exchange options; and

  - the Van Kampen fund family's significantly greater distribution capabilities which could lead to higher asset levels resulting in operational efficiencies and economies of scale.

  The Target Fund Board has determined that the Reorganization is in the best interests of shareholders of the Target Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.


  It is a condition to closing the Reorganization that each of the Target Fund and the Acquiring Fund receives an opinion, dated as of the Closing Date, from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), counsel to the Acquiring Fund, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:


  - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange solely for the Class I Shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and the subsequent liquidation of the Target Fund.


  - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the Class I Shares of the Acquiring Fund pursuant to the Reorganization.

  - The aggregate tax basis of the Class I Shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor.

  - The holding period of the Class I Shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

  - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Target Fund.


  The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.



  The Acquiring Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.


  Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. See "Comparison of the Target Fund and the Acquiring Fund -- Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions of shares generally are taxable transactions. Shareholders should consult with their own tax advisers in this regard.

  The Target Fund has capital loss carryforwards, the utilization of which should not be adversely affected by the Reorganization.



EXPENSES OF THE REORGANIZATION



  The Target Fund's and the Acquiring Fund's respective expenses of the Reorganization will be paid by VK Asset Management. Management of the Funds
estimates total costs of the Reorganization to be approximately $         . The
Target Fund Board and the Board of Trustees of the Acquiring Fund have reviewed and approved the foregoing arrangements with respect to expenses and other charges relating to the Reorganization.


  Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Proxy Statement/Prospectus; legal fees incurred preparing materials for the Board of each Fund, attending each Fund's Board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

  If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the Class I Shares Acquiring Fund. It will not be necessary for shareholders of the Target Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the Target Fund, such certificates will become null and void. However, Target Fund shareholders holding such certificates may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

SHAREHOLDER APPROVAL

  The Target Fund Board has unanimously approved the Reorganization, subject to shareholder approval. Shareholder approval of the Reorganization requires the affirmative vote of Target Fund shareholders representing a majority of the shares of the Target Fund voted. The Target Fund Board recommends voting "FOR" the proposed Reorganization.

                ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

PURCHASE OF SHARES

  Class I Shares of the Acquiring Fund are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Class I Shares of the Acquiring Fund may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

  Class I Shares of the Acquiring Fund may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to Investor Services.

  VK Asset Management and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Acquiring Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Acquiring Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Acquiring Fund over other investment options. Any such payments will not change the net asset value or the price of the Acquiring Fund's shares. For more information, please see the Reorganization SAI and/or contact your authorized dealer.

  The offering price for Class I Shares of the Acquiring Fund is based upon the next determined net asset value per share after an order is received timely by VKIS. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

  The Acquiring Fund and the Distributor reserve the right to reject or limit any order to purchase Acquiring Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Acquiring Fund or other Participating Funds may result in the Acquiring Fund rejecting or limiting, in the Acquiring Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Acquiring Fund also reserves the right to suspend the sale of the Acquiring Fund's shares in response to conditions in the securities markets or for other reasons.

  Investor accounts will automatically be credited with additional shares of the Acquiring Fund after any Acquiring Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Acquiring Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.


  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Acquiring Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Acquiring Fund or the Distributor is unable to verify your identity, the Acquiring Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.


REDEMPTION OF SHARES

  Generally, shareholders of Class I Shares of the Acquiring Fund may redeem for cash some or all of their shares without charge by the Acquiring Fund (other than any applicable redemption fee or exchange fee) at any time. Reorganization Shareholders should contact the Acquiring Fund, Investor Services or the shareholder's financial adviser. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.


  The Acquiring Fund will assess a 2% redemption fee on the proceeds of Acquiring Fund Class I Shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Acquiring Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs and (ii) on shares received by reinvesting income dividends or capital gain distributions.



  The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.


  The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

  Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

  For those Class I Shareholders other than Reorganization Shareholders, upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, then the Acquiring Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Acquiring Fund (which are described and offered in a separate prospectus). The failure of shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

DISTRIBUTIONS FROM THE ACQUIRING FUND

  In addition to any increase in the value of shares which the Acquiring Fund may achieve, shareholders may receive distributions from the Acquiring Fund of dividends and capital gain dividends.

  DIVIDENDS. Dividends from stocks and interest from other investments are the Acquiring Fund's main sources of net investment income. The Acquiring Fund's present policy, which may be changed at any time by the Acquiring Fund's Board, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional Class I Shares of the Acquiring Fund at the next determined net asset value unless the shareholder instructs otherwise.

  CAPITAL GAIN DIVIDENDS. The Acquiring Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Acquiring Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional Class I Shares of the Acquiring Fund at the next determined net asset value unless the shareholder instructs otherwise.

SHAREHOLDER SERVICES

  For those Class I Shareholders other than Reorganization Shareholders, participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Acquiring Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES


  Frequent purchases and redemptions of Acquiring Fund shares by Acquiring Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Acquiring Fund, which may include, among other things, diluting the value of Acquiring Fund shares held by long-term shareholders, interfering with the efficient management of the Acquiring Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Acquiring Fund to hold excess levels of cash.



  Mutual funds that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which the mutual funds' portfolio securities trade and the U.S. markets, which generally determine the time as of which the fund's net asset value is calculation ("time-zone arbitrage"). For example, a market timer may purchase shares of a mutual fund based on events occurring after foreign market closing prices are established, but before the mutual fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the mutual fund's shares the next day when the mutual fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term fund shareholders.



  The Acquiring Fund discourages and does not accommodate frequent purchases and redemptions of Acquiring Fund shares by Acquiring Fund shareholders and the Acquiring Fund's Board has adopted policies and procedures to deter such frequent purchases and redemptions. The Acquiring Fund's policies with respect to purchases, redemptions and exchanges of Acquiring Fund shares are described in sections of this Proxy Statement/Prospectus entitled "Comparison of the Target Fund and the Acquiring Fund -- Expenses", "Comparison of the Target Fund and Acquiring Fund -- Purchase, Valuation, Redemption and Exchange of Shares", "Additional Information About the Acquiring Fund -- Purchase of Shares" and " Additional Information About the Acquiring Fund -- Redemption of Shares". The Acquiring Fund's policies with respect to valuing portfolio securities are described in the section of this Proxy Statement/Prospectus entitled "Comparison of the Target Fund and Acquiring Fund -- Purchase, Valuation, Redemption and Exchange". Except as described in each of these sections and with respect to omnibus accounts, the Acquiring Fund's policies regarding frequent trading of Acquiring Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Acquiring

Fund (i) has requested assurance that such intermediaries currently selling Acquiring Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Acquiring Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Acquiring Fund's policies with respect to frequent purchases, exchanges and redemptions of Acquiring Fund shares.

FEDERAL INCOME TAXATION

  Distributions of the Acquiring Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Acquiring Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Acquiring Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Acquiring Fund have been held by such shareholders. The Acquiring Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Acquiring Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

  Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Acquiring Fund and received by the shareholders on the December 31st prior to the date of payment. The Acquiring Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Acquiring Fund shareholders, as well as the Acquiring Fund itself, must satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Acquiring Fund intends to invest primarily in common stocks and other equity securities of foreign corporations, a portion of the ordinary income dividends paid by the Acquiring Fund may be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Acquiring Fund will consist of "qualified dividend income." To the extent that distributions from the Acquiring Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rate applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.


  The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.

  Backup withholding rules require the Acquiring Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Acquiring Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

  Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Acquiring Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Acquiring Fund may pay each year is limited to the amount of qualified interest income received by the Acquiring Fund during that year, less the amount of the Acquiring Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Acquiring Fund may pay each year generally is limited to the excess of the Acquiring Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Acquiring Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Acquiring Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Acquiring Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Acquiring Fund's taxable year. Foreign shareholders must provide documentation to the Acquiring Fund certifying their non-United States status. These new provisions apply to dividends paid by the Acquiring Fund with respect to the Acquiring Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Acquiring Fund with respect to the Acquiring Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Acquiring Fund. Because the Acquiring Fund intends to invest primarily in common stocks and other equity securities of non-U.S. corporations, the ordinary dividends paid by the Acquiring Fund generally will not be eligible for the withholding exemption related to interest-related dividends.


  The Acquiring Fund intends to elect and to qualify, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Acquiring Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Acquiring Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Acquiring Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Acquiring Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

  The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Acquiring Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

DISCLOSURE OF PORTFOLIO HOLDINGS

  A description of the Acquiring Fund's policies and procedures with respect to the disclosure of the Acquiring Fund's portfolio securities is available in the Reorganization SAI.

FINANCIAL HIGHLIGHTS

  The Acquiring Fund is newly organized and has no performance history or operations of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to shareholder approval, the Acquiring Fund, as the successor to the Target Fund, will assume and publish the operating history and performance record of the Target Fund. Financial information for the Target Fund is include in its current prospectus and its most recent Annual Report to Shareholders, which are incorporated by reference into this Proxy Statement/Prospectus.

 ------------------------------------------------------------------------------
                               OTHER INFORMATION
 ------------------------------------------------------------------------------

SHAREHOLDER INFORMATION


  The Target Fund Board has fixed the close of business on October 20, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment
thereof. As of the Record Date, there were          shares of the Target Fund
outstanding. As of the Record Date, the trustees and officers of the Target Fund as a group owned less than 1% of the outstanding shares of the Target Fund. As of the Record Date, no person was known by the Target Fund to own beneficially or of record as much as 5% of the shares of the Target Fund except as follows:


  As of the Record Date, no shares of the Acquiring Fund were issued or outstanding. Accordingly, as of the Record Date, the trustees and officers of the Acquiring Fund as a group owned less than 1% of the outstanding shares of the Acquiring Fund and no person was known by the Acquiring Fund to own beneficially or of record as much as 5% of the shares of the Acquiring Fund.

SHAREHOLDER PROPOSALS

  The Funds do not hold regular annual meetings of shareholders. As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not completed, the Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Target Fund should send such proposal to the Target Fund at the principal executive offices of the Target Fund at 2701 Renaissance Boulevard, Fourth Floor, King of Prussia, Pennsylvania 19406. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Acquiring Fund should send such proposal to Acquiring Fund at the principal executive offices of the Acquiring Fund at 1221 Avenue of the Americas, New York, New York 10020. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

SOLICITATION OF PROXIES


  Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about November 1, 2005.

Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of VK Asset Management and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Target Fund has retained Computershare Fund Services ("Computershare") to make telephone calls to Target Fund Shareholders to remind them to vote. Computershare will be paid a project management fee as well as fees charged on a per call basis and certain other expenses. Management estimates that the telephone solicitation by Computershare will cost
approximately $         . Proxy solicitation expenses are an expense of the
Reorganization which will be borne by VK Asset Management.

LEGAL MATTERS


  Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class I Shares of the Acquiring Fund will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as counsel to the Acquiring Fund. Wayne W. Whalen, a partner of Skadden Arps, is a director of the Target Fund and a trustee of the Acquiring Fund.


OTHER MATTERS TO COME BEFORE THE MEETING

  The Target Fund Board knows of no business other than that described in the Notice which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.

  In the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Target Fund Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

VOTING INFORMATION AND REQUIREMENTS


  The affirmative vote of shareholders representing a majority of the shares of the Target Fund voted is required to approve the proposed Reorganization. The Target Fund Board has fixed the close of business on October 20, 2005 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Target Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.


  Target Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card. Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the secretary of the Target Fund or by voting in person at the Special Meeting.

  All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are not considered shares voted. A majority of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  If you cannot be present in person at the meeting, you are requested to fill in, sign and return the enclosed proxy card promptly or record your voting instructions via the internet or automated telephone. No postage is necessary if the proxy card is mailed in the United States.


                                       Johannes B. van den Berg


                                       President

October 27, 2005

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                SUBJECT TO COMPLETION -- DATED OCTOBER 26, 2005



                      STATEMENT OF ADDITIONAL INFORMATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                         1838 INTERNATIONAL EQUITY FUND

                        BY AND IN EXCHANGE FOR SHARES OF


                      VAN KAMPEN INTERNATIONAL GROWTH FUND



                             DATED OCTOBER 27, 2005

                             ---------------------


     This Statement of Additional Information is available to the shareholders of 1838 International Equity Fund (the "Target Fund"), a series of 1838 Investment Advisors Funds (the "1838 Trust"), in connection with a proposed transaction (the "Reorganization") whereby substantially all of the assets and stated liabilities of the Target Fund would be transferred to Van Kampen International Growth Fund (the "Acquiring Fund"), a newly created, diversified series of Van Kampen Equity Trust II (the "Trust"), in exchange for Class I Shares of the Acquiring Fund. A copy of the form of Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund is included as Appendix A hereto. This Statement of Additional Information is intended to provide shareholders of the Target Fund with additional information about the Reorganization and the Acquiring Fund, which is sometimes referred to herein as the "Fund." Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement/Prospectus.



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated October 27, 2005 relating to the reorganization of the Target Fund. A copy of the Proxy Statement/Prospectus may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling 1-800-231-2808 (TDD users may call 1-800-421-2833).


                               TABLE OF CONTENTS


General Information.........................................    B-2
Investment Objective, Investment Strategies and Risks.......    B-3
Strategic Transactions......................................   B-14
Trustees and Officers.......................................   B-26
Investment Advisory Agreement...............................   B-39
Fund Management.............................................   B-43
Other Agreements............................................   B-45
Distribution and Service....................................   B-46
Transfer Agent..............................................   B-50
Portfolio Transactions and Brokerage Accounts...............   B-50
Shareholder Services........................................   B-52
Redemption of Shares........................................   B-55
Contingent Deferred Sales Charge -- Class A.................   B-55
Waiver of Contingent Deferred Sales Charge..................   B-56
Taxation....................................................   B-58
Fund Performance............................................   B-64
Other Information...........................................   B-66
Financial Statements........................................   B-74
Pro Forma Financial Statements..............................   B-74
Appendix A -- Form of Agreement and Plan of
  Reorganization............................................   AA-1
Appendix B -- Annual Report of the Target Fund..............   BB-1
Appendix C -- Semiannual Report of the Target Fund..........   CC-1
Appendix D -- Pro Forma Financial Statements................   DD-1

                              GENERAL INFORMATION

     The Trust is a statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated April 1, 1999. The Fund is organized as a series of the Trust.

     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1221 Avenue of the Americas, New York, New York 10020. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently intends to offer four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.


     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

             INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the captions "Comparison of the Target Fund and the Acquiring Fund -- Investment Objective and Principal Investment Strategies" and "Comparison of the Target Fund and the Acquiring Fund -- Principal Investment Risks" in the Proxy Statement/Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to the Proxy Statement/Prospectus for a complete presentation of the matters disclosed below.

INVESTMENT STRATEGIES

     The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities, warrants or rights to purchase equity securities and depositary receipts.

     Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

     Convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

     Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

     Investment companies. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

     Small, medium and large-sized companies. The Fund may invest in companies of any size. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

CONVERTIBLE SECURITIES

     The Fund's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Fund is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Fund to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

SECURITIES OF FOREIGN ISSUERS


     The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Fund's investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.


     In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

     Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

     The Fund may invest up to 15% of its assets in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


     The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

     The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

     The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     Investors should consider carefully the risks of foreign investments before investing in the Fund.

     Depositary Receipts. The Fund also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.

     Foreign Currency Exchange Risks. To the extent the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. In addition, the Fund will incur costs in connection with conversions between various currencies.

     The Fund's foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

     The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. In addition, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The Fund may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. The Fund may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. The Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to segregate cash and/or liquid securities at least equal to the Fund's obligations throughout the duration of the contract. The Fund may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

     To the extent required by the rules and regulations of the SEC, the Fund will segregate cash and/or liquid securities in an amount at least equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash and/or liquid securities will be segregated on a daily basis so that the value of the segregated assets will be at least equal to the amount of the Fund's commitments with respect to such contracts. See also "Strategic Transactions".

     Investing in Emerging Market Countries. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the U.S. or other countries.

     The Fund's purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Fund's Adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

     Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economics and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures or negotiated by the countries with which they trade.

     Many emerging market countries are subject to a substantial degree of economic, political and social instability, Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

     Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

     The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

     The Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging market countries, if any, will be covered by such instruments.

WHEN-ISSUED AND DELAYED DELIVERY

     The Fund may purchase or sell debt securities on a "when-issued" or "delayed delivery" basis. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. This price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered until delivery and payment take place. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. The Fund may either settle a commitment by taking delivery of the securities or may either resell or repurchase a commitment on or before the settlement date in which event the Fund may reinvest the proceeds in another when-issued commitment. The Fund's use of when-issued and delayed delivery transactions may increase its overall investment exposure and thus its potential for gain or loss. When engaging in such transactions, the Fund relies on the other party to complete the transaction; should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Fund maintains segregated assets (which is marked to market daily) of cash, liquid securities or the security covered by the commitment (in the case of a sale) with the Fund's custodian in an aggregate amount at least equal to the amount of its commitment as long as the obligation to purchase or sell continues.

     Since the market value of both the securities or currency subject to the commitment and the securities or currency held as segregated assets may fluctuate, the use of commitments may magnify the impact of interest rate changes on the Fund's net asset value. A commitment sale is covered if the Fund owns or has the right to acquire the underlying securities or currency subject to the commitment. A commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Fund owns or has the right to acquire. By entering into a commitment sale transaction, the Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the commitment sale.

SHORT SALES AGAINST THE BOX

     The Fund may from time to time make short sales of securities it owns or has the right to acquire. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is required to recognize gain from the short sale for federal income tax purposes at the time it enters into the short sale, even though it does not receive the sales proceeds until it delivers the securities. The Fund is said to have a short position in the securities sold until it delivers such securities at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be involved in such sales. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio.

PORTFOLIO TURNOVER


     The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY

     When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

                             STRATEGIC TRANSACTIONS


     The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Fund's investment adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.


     The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and other interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund.

     The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction.


     Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain
(loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDICES

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction, or it may let the option expire unexercised.

OPTIONS ON FOREIGN CURRENCIES

     The Fund may purchase and write options on foreign currencies in a manner similar to that in which forward contracts or futures contracts on foreign currencies will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a foreign currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Fund may write options on foreign currencies for the same types of purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to protect against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to protect against such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration as segregated by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash and/or liquid securities.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     The Fund may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to protect against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices including any stock index or index of U.S. government securities, foreign government securities or corporate debt securities. An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

     Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Fund also may invest in foreign stock index futures contracts traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Contracts Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contracts transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Fund's investment adviser may still not result in a successful hedging transaction.


     There is also the risk that futures contracts markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.


     Successful use of futures contracts is also subject to the Fund's investment adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.


     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed

5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the Fund, the Fund will segregate cash and/or liquid securities in an amount at least equal to the market value of the obligation under the futures contracts (less any related margin deposits).

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.


     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Fund's investment adviser will not purchase options on futures contracts on any exchange unless in the Fund's investment adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.


ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Fund's Adviser and the Subadviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Fund's investment adviser.


     Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, subject to SEC regulation. Similarly, options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by

(i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

STRUCTURED NOTES

     Structured Notes are derivatives, the amount of principal repayment and/or interest payments of which is based upon the movement of one or more factors. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and the London Interbank Offered
Rate) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Fund may use structured notes to tailor their investments to the specific risks and returns that the Fund is willing to accept, while avoiding or reducing certain other risks.

SWAP CONTRACTS

     A swap contract is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and an agreed upon notional amount. The term "specified index" may include, but is not limited to, currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and, to avoid any potential leveraging of the Fund, the Fund will segregate cash or liquid securities in an amount at least equal to any accrued but unpaid net amounts owed to the swap counterparty. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Fund believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund may enter into over-the-counter derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.


     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund's investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent the Fund's obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund's net obligation, if any. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES


                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (60)               Trustee          +       Chairman and Chief Executive        72       Trustee/Director/
Blistex Inc.                                              Officer of Blistex Inc., a                   Managing General
1800 Swift Drive                                          consumer health care products                Partner of funds in
Oak Brook, IL 60523                                       manufacturer. Director of the                the Fund Complex.
                                                          Heartland Alliance, a
                                                          nonprofit organization serving
                                                          human needs based in Chicago.
                                                          Director of St. Vincent de
                                                          Paul Center, a Chicago based
                                                          day care facility serving the
                                                          children of low income
                                                          families. Board member of the
                                                          Illinois Manufacturers'
                                                          Association.

Jerry D. Choate (67)             Trustee          +       Prior to January 1999,              70       Trustee/Director/
33971 Selva Road                                          Chairman and Chief Executive                 Managing General
Suite 130                                                 Officer of the Allstate                      Partner of funds in
Dana Point, CA 92629                                      Corporation ("Allstate") and                 the Fund Complex.
                                                          Allstate Insurance Company.                  Director of Amgen
                                                          Prior to January 1995,                       Inc., a
                                                          President and Chief Executive                biotechnological
                                                          Officer of Allstate. Prior to                company, and Director
                                                          August 1994, various                         of Valero Energy
                                                          management positions at                      Corporation, an
                                                          Allstate.                                    independent refining
                                                                                                       company.


                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (64)                Trustee          +       President of CAC, L.L.C., a         72       Trustee/Director/Managing
CAC, L.L.C.                                               private company offering                     General Partner of
4350 LaJolla Village Drive                                capital investment and                       funds in the Fund
Suite 980                                                 management advisory services.                Complex. Director of
San Diego, CA 92122-6223                                  Prior to February 2001, Vice                 Stericycle, Inc.,
                                                          Chairmen and Director of                     Ventana Medical
                                                          Anixter International, Inc., a               Systems, Inc. and
                                                          global distributor of wire,                  GATX Corporation and
                                                          cable and communications                     Trustee of The
                                                          connectivity products. Prior                 Scripps Research
                                                          to July 2000, Managing Partner               Institute. Prior to
                                                          of Equity Group Corporate                    January 2005,
                                                          Investment (EGI), a company                  Director of the
                                                          that makes private investments               University of Chicago
                                                          in other companies.                          Hospitals and Health
                                                                                                       Systems. Prior to
                                                                                                       January 2004,
                                                                                                       Director of TeleTech
                                                                                                       Holdings Inc. and
                                                                                                       Arris Group, Inc.
                                                                                                       Prior to May 2002,
                                                                                                       Director of Peregrine
                                                                                                       Systems Inc. Prior to
                                                                                                       February 2001,
                                                                                                       Director of IMC
                                                                                                       Global Inc.

Linda Hutton Heagy (57)          Trustee          +       Managing Partner of Heidrick &      70       Trustee/Director/
Heidrick & Struggles                                      Struggles, an executive search               Managing General
233 South Wacker Drive                                    firm. Trustee on the                         Partner of funds in
Suite 7000                                                University of Chicago                        the Fund Complex.
Chicago, IL 60606                                         Hospitals Board, Vice Chair of
                                                          the Board of the YMCA of
                                                          Metropolitan Chicago and a
                                                          member of the Women's Board of
                                                          the University of Chicago.
                                                          Prior to 1997, Partner of Ray
                                                          & Berndtson, Inc., an
                                                          executive recruiting firm.
                                                          Prior to 1996, Trustee of The
                                                          International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Prior to
                                                          1995, Executive Vice President
                                                          of ABN AMRO, N.A., a bank
                                                          holding company. Prior to
                                                          1990, Executive Vice President
                                                          of The Exchange National Bank.


                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
R. Craig Kennedy (53)            Trustee          +       Director and President of the       70       Trustee/Director/
1744 R Street, NW                                         German Marshall Fund of the                  Managing General
Washington, DC 20009                                      United States, an independent                Partner of funds in
                                                          U.S. foundation created to                   the Fund Complex.
                                                          deepen understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical
                                                          experience between Americans
                                                          and Europeans. Formerly,
                                                          advisor to the Dennis Trading
                                                          Group Inc., a managed futures
                                                          and option company that
                                                          invests money for individuals
                                                          and institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer, Director
                                                          and member of the Investment
                                                          Committee of the Joyce
                                                          Foundation, a private
                                                          foundation.

Howard J Kerr (69)               Trustee          +       Prior to 1998, President and        72       Trustee/Director/
736 North Western Avenue                                  Chief Executive Officer of                   Managing General
P.O. Box 317                                              Pocklington Corporation, Inc.,               Partner of funds in
Lake Forest, IL 60045                                     an investment holding company.               the Fund Complex.
                                                          Director of the Marrow                       Director of the Lake
                                                          Foundation.                                  Forest Bank & Trust.

Jack E. Nelson (69)              Trustee          +       President of Nelson Investment      70       Trustee/Director/
423 Country Club Drive                                    Planning Services, Inc., a                   Managing General
Winter Park, FL 32789                                     financial planning company and               Partner of funds in
                                                          registered investment adviser                the Fund Complex.
                                                          in the State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc., a
                                                          member of the NASD, Securities
                                                          Investors Protection Corp. and
                                                          the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (64)        Trustee          +       President Emeritus and              72       Trustee/Director/
1126 E. 59th Street                                       Honorary Trustee of the                      Managing General
Chicago, IL 60637                                         University of Chicago and the                Partner of funds in
                                                          Adam Smith Distinguished                     the Fund Complex.
                                                          Service Professor in the                     Director of Winston
                                                          Department of Economics at the               Laboratories, Inc.
                                                          University of Chicago. Prior
                                                          to July 2000, President of the
                                                          University of Chicago. Trustee
                                                          of the University of Rochester
                                                          and a member of its investment
                                                          committee. Member of the
                                                          National Academy of Sciences,
                                                          the American Philosophical
                                                          Society and a fellow of the
                                                          American Academy of Arts and
                                                          Sciences.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (63)   Trustee          +       Chief Communications Officer        70       Trustee/Director/
815 Cumberstone Road                                      of the National Academy of                   Managing General
Harwood, MD 20776                                         Sciences/National Research                   Partner of funds in
                                                          Council, an independent,                     the Fund Complex.
                                                          federally chartered policy                   Director of Fluor
                                                          institution, from 2001 to                    Corp., an
                                                          November 2003 and Chief                      engineering,
                                                          Operating Officer from 1993 to               procurement and
                                                          2001. Director of the                        construction
                                                          Institute for Defense                        organization, since
                                                          Analyses, a federally funded                 January 2004 and
                                                          research and development                     Director of Neurogen
                                                          center, Director of the German               Corporation, a
                                                          Marshall Fund of the United                  pharmaceutical
                                                          States, Director of the Rocky                company, since
                                                          Mountain Institute and Trustee               January 1998.
                                                          of Colorado College. Prior to
                                                          1993, Executive Director of
                                                          the Commission on Behavioral
                                                          and Social Sciences and
                                                          Education at the National
                                                          Academy of Sciences/National
                                                          Research Council. From 1980
                                                          through 1989, Partner of
                                                          Coopers & Lybrand.

                              INTERESTED TRUSTEE*



                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (66)       Trustee          +       Partner in the law firm of             72       Trustee/Director/
333 West Wacker Drive                                Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                                    Flom LLP, legal counsel to funds                Partner of funds in
                                                     in the Fund Complex.                            the Fund Complex.
                                                                                                     Director of the
                                                                                                     Abraham Lincoln
                                                                                                     Presidential Library
                                                                                                     Foundation.


------------------------------------

+ See Table D below.


* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS


                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (66)          President and           ++      President of funds in the Fund Complex since September 2005,
1221 Avenue of the Americas     Principal                       Principal Executive Officer of funds in the Fund Complex
New York, NY 10020              Executive                       since 2003, and previously Executive Vice President of funds
                                Officer                         in the Fund Complex from 2003 to 2005. Managing Director of
                                                                Morgan Stanley and Morgan Stanley & Co. Incorporated.
                                                                Managing Director and Director of Morgan Stanley Investment
                                                                Management Inc. Chief Administrative Officer, Managing
                                                                Director and Director of Morgan Stanley Investment Advisors
                                                                Inc. and Morgan Stanley Services Company Inc. and Managing
                                                                Director and Director of Morgan Stanley Distributors Inc.
                                                                Chief Executive Officer and Director of Morgan Stanley
                                                                Trust. Executive Vice President and Principal Executive
                                                                Officer of the Institutional and Retail Morgan Stanley
                                                                Funds. Director of Morgan Stanley SICAV. Previously, Chief
                                                                Global Operations Officer of Morgan Stanley Investment
                                                                Management Inc.

Joseph J. McAlinden (62)        Executive Vice          ++      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and                   Stanley Investment Advisors Inc. and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Amy R. Doberman (43)            Vice President          ++      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                     Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc from January 1997 to July 2000.

Stefanie V. Chang (38)          Vice President          ++      Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas     and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                              Complex.

John L. Sullivan (49)           Chief Compliance        ++      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer                         August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (41)            Chief Financial         ++      Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza                Officer and                     since June 2005. Chief Financial Officer and Treasurer of
Oakbrook Terrace, IL 60181      Treasurer                       funds in the Fund Complex since August 2005. Prior to June
                                                                2005, Vice President and Chief Financial Officer of
                                                                Enterprise Capital Management, Inc., an investment holding company.


------------------------------------
++ See Table E below.

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                              Fund Complex
                                              ---------------------------------------------
                                                               Aggregate
                                               Aggregate       Estimated
                                              Pension or        Maximum           Total
                                              Retirement        Annual        Compensation
                               Aggregate       Benefits      Benefits from       before
                              Compensation    Accrued as       the Fund       Deferral from
                                from the        Part of      Complex Upon         Fund
          Name(1)               Trust(2)      Expenses(3)    Retirement(4)     Complex(5)
          -------             ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch                    $2,713        $ 35,237        $137,500         $192,530
Jerry D. Choate                   2,368          82,527         118,000          200,002
Rod Dammeyer                      2,713          63,782         137,500          208,000
Linda Hutton Heagy                2,694          24,465         132,500          184,784
R. Craig Kennedy                  2,694          16,911         132,500          200,002
Howard J. Kerr                    2,713         140,743         136,250          208,000
Jack E. Nelson                    2,694          97,294         103,500          200,002
Hugo F. Sonnenschein              2,713          64,476         137,500          208,002
Suzanne H. Woolsey                2,694          58,450         132,500          200,002

INTERESTED TRUSTEE
Wayne W. Whalen(1)                2,713          72,001         137,500          208,000


------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund and certain other funds in the Fund Complex.


(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended August 31, 2005. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended August 31, 2005 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended August 31, 2005 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of August 31, 2005 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2004. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the

    Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of the calendar year ended December 31, 2004 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.


                                    TABLE A

                        2005 AGGREGATE COMPENSATION FROM
                           THE TRUST AND EACH SERIES


                                                                         INDEPENDENT TRUSTEES
                            FISCAL    ------------------------------------------------------------------------------------------
FUND NAME                  YEAR-END    ARCH    CHOATE    DAMMEYER   HEAGY    KENNEDY    KERR    NELSON    SONNENSCHEIN   WOOLSEY
---------                  --------    ----    ------    --------   -----    -------    ----    ------    ------------   -------
American Franchise Fund...   8/31     $  167   $  167     $  167    $  167   $  167    $  167   $  167       $  167      $  167
International Advantage
 Fund.....................   8/31      1,206    1,035      1,206     1,198    1,198     1,206    1,198        1,206       1,198
International Growth
 Fund*....................   8/31          0        0          0         0        0         0        0            0           0
Technology Fund...........   8/31      1,340    1,166      1,340     1,329    1,329     1,340    1,329        1,340       1,329
                                      ------   -------   --------   ------   -------   ------   -------   ------------   -------
 Trust Total..............            $2,713   $2,368     $2,713    $2,694   $2,694    $2,713   $2,694       $2,713      $2,694
                                      ------   -------   --------   ------   -------   ------   -------   ------------   -------

                            INTERESTED
                             TRUSTEE
                            ----------
FUND NAME                     WHALEN
---------                     ------
American Franchise Fund...    $  167
International Advantage
 Fund.....................     1,206
International Growth
 Fund*....................         0
Technology Fund...........     1,340
                            ----------
 Trust Total..............    $2,713
                            ----------


------------------------------------


* The International Growth Fund had not commenced investment operations as of the date of this Statement of Additional Information.


                                    TABLE B

                   2005 AGGREGATE COMPENSATION DEFERRED FROM
                           THE TRUST AND EACH SERIES


                                                                                                  INTERESTED
                                                            INDEPENDENT TRUSTEES                   TRUSTEE
                                   FISCAL    --------------------------------------------------   ----------
FUND NAME                         YEAR-END   CHOATE   DAMMEYER   HEAGY    NELSON   SONNENSCHEIN     WHALEN
---------                         --------   ------   --------   -----    ------   ------------     ------
American Franchise Fund..........   8/31     $  167    $  167    $  167   $  167      $  167        $  167
International Advantage Fund.....   8/31      1,035     1,206     1,198    1,198       1,206         1,206
International Growth Fund*.......   8/31          0         0         0        0           0             0
Technology Fund..................   8/31      1,166     1,340     1,329    1,329       1,340         1,340
                                             ------    ------    ------   ------      ------        ------
  Trust Total....................            $2,368    $2,713    $2,694   $2,694      $2,713        $2,713
                                             ------    ------    ------   ------      ------        ------


------------------------------------


* The International Growth Fund had not commenced investment operations as of the date of this Statement of Additional Information.

                                    TABLE C

                     2005 CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                   CURRENT INDEPENDENT TRUSTEES
                        FISCAL    ---------------------------------------------------------------
FUND NAME              YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENSCHEIN
---------              --------   ------    --------    -----    -------   ------    ------------
American Franchise
 Fund*................   8/31     $   167    $  167    $   167   $    0    $   167      $  167
International
 Advantage Fund.......   8/31      12,163     4,022     12,262    3,352     15,131       4,696
International Growth
 Fund*................   8/31           0         0          0        0          0           0
Technology Fund.......   8/31      10,923     2,868      9,805    3,524     10,955       3,231
                                  -------   --------   -------   -------   -------   ------------
 Trust Total..........            $23,253    $7,057    $22,234   $6,876    $26,253      $8,094
                                  -------   --------   -------   -------   -------   ------------

                                                       CURRENT
                            FORMER INDEPENDENT        INTERESTED
                                 TRUSTEES              TRUSTEE
                        ---------------------------   ----------
FUND NAME               BRANAGAN   ROONEY    SISTO      WHALEN
---------               --------   ------    -----      ------
American Franchise
 Fund*................  $     0    $    0    $    0    $   167
International
 Advantage Fund.......    8,003       925     1,983     13,863
International Growth
 Fund*................        0         0         0          0
Technology Fund.......    6,950       821     1,454     10,645
                        --------   -------   ------   ----------
 Trust Total..........  $14,953    $1,746    $3,437    $24,675
                        --------   -------   ------   ----------


------------------------------------


* The International Growth Fund had not commenced investment operations as of the date of this Statement of Additional Information.


N/A -- Not applicable

                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                                                       INTERESTED
                                                                INDEPENDENT TRUSTEES                                    TRUSTEE
                                ------------------------------------------------------------------------------------   ----------
FUND NAME                       ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY      WHALEN
---------                       ----   ------   --------   -----   -------   ----   ------   ------------   -------      ------
American Franchise
 Fund.........................  2005   2005       2005     2005     2005     2005   2005         2005         2005        2005
International Advantage
 Fund.........................  2003   2001       2003     2001     2001     2003   2001         2003         2001        2001
International Growth Fund.....  2005   2005       2005     2005     2005     2005   2005         2005         2005        2005
Technology Fund...............  2003   1999       2003     1999     1999     2003   1999         2003         1999        1999


                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                     OFFICERS
                                             --------------------------------------------------------
FUND NAME                                    CHANG   DOBERMAN   GOFF   MCALINDEN   ROBISON   SULLIVAN
---------                                    -----   --------   ----   ---------   -------   --------
American Franchise Fund....................  2005      2005     2005     2005       2005       2005
International Advantage Fund...............  2003      2004     2005     2002       2003       2001
International Growth Fund..................  2005      2005     2005     2005       2005       2005
Technology Fund............................  2003      2004     2005     2002       2003       1999


BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and

(2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.


     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities.


     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP

     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2004 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                            TRUSTEE
                                       ----------------------------------------------------------------------------------
                                         ARCH       CHOATE     DAMMEYER    HEAGY      KENNEDY        KERR        NELSON
                                       --------   ----------   --------   --------   ----------   ----------   ----------
DOLLAR RANGE OF EQUITY SECURITIES IN
 EACH SERIES OF THE TRUST
American Franchise Fund..............    N/A         N/A         N/A        N/A         N/A          N/A          N/A
International Advantage
 Fund................................    none        none       none        none     $1-$10,000      none         none
International Growth Fund............    N/A         N/A         N/A        N/A         N/A          N/A          N/A
Technology Fund......................    none        none       none        none     $1-$10,000      none         none
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX.........  $50,001-   $1-$10,000    over      $50,001-      over      $1-$10,000   $1-$10,000
                                       $100,000                $100,000   $100,000    $100,000

                                               TRUSTEE
                                       ------------------------
                                       SONNENSCHEIN   WOOLSEY
                                       ------------  ----------
DOLLAR RANGE OF EQUITY SECURITIES IN
 EACH SERIES OF THE TRUST
American Franchise Fund..............      N/A          N/A
International Advantage
 Fund................................      none        none
International Growth Fund............      N/A          N/A
Technology Fund......................      none        none
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX.........    $10,001-    $10,001-
                                         $50,000      $50,000



INTERESTED TRUSTEE



                                                              TRUSTEE
                                                              --------
                                                               WHALEN
                                                              --------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE
  TRUST
American Franchise Fund.....................................    N/A
International Advantage Fund................................    none
International Growth Fund...................................    N/A
Technology Fund.............................................    none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
  FUND COMPLEX..............................................    over
                                                              $100,000



N/A - Not applicable, as the American Franchise Fund and the International
      Growth Fund had not commenced investment operations as of December 31, 2004.


     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

          2004 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES


                                                                               TRUSTEE
                                     --------------------------------------------------------------------------------------------
                                       ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                     --------  --------  --------  --------  --------  --------  --------  ------------  --------
DOLLAR RANGE OF EQUITY SECURITIES
 AND DEFERRED COMPENSATION IN EACH
 SERIES OF THE TRUST
American Franchise Fund............    N/A       N/A       N/A       N/A       N/A       N/A       N/A         N/A         N/A
International Advantage Fund.......    none      none      none      none      $1-       none      none        none        none
                                                                             $10,000
International Growth Fund..........    N/A       N/A       N/A       N/A       N/A       N/A       N/A         N/A         N/A
Technology Fund....................    none      none      none      none      $1-       none      none        none        none
                                                                             $10,000
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED
 COMPENSATION IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX.......  $50,001-    over      over      over      over      over      over        over      $10,001-
                                     $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,000



INTERESTED TRUSTEE



                                                              TRUSTEE
                                                              --------
                                                               WHALEN
                                                              --------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION
  IN EACH SERIES OF THE TRUST
American Franchise Fund.....................................    N/A
International Advantage Fund................................    none
International Growth Fund...................................    N/A
Technology Fund.............................................    none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED
  COMPENSATION IN ALL REGISTERED INVESTMENT COMPANIES
  OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...................    over
                                                              $100,000



N/A - Not applicable, as the American Franchise Fund and the International
      Growth Fund had not commenced investment operations as of December 31, 2004.



     As of October 20, 2005, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including distribution fees, service fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement will continue for an initial term of two years and may be continued thereafter from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     The Investment Company Act of 1940 requires that the Fund's Advisory Agreement be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

     On September 22, 2005, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the Adviser, at the request of the Board and Fund counsel, relating to the contract review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund.



     In approving the Advisory Agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the Adviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment advisers' projected expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are to be shared with the Fund's shareholders, and the propriety of proposed breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees also reviewed the potential benefit to the Adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the Adviser and its affiliates may derive from their relationship with the Fund. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser, and specifically the strength and background of their portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.



     Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the Adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Fund. The trustees discussed with the Adviser the resources available in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its Prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the Adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the Adviser support its decision to approve the Advisory Agreement.



     Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the Adviser the performance goals in managing the Fund. When considering a fund's performance, the trustees and the Adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees discussed with the Adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the Adviser and others in the marketplace. The trustees reviewed not only the advisory fees but other projected fees and expenses (whether payable to the Adviser, its affiliates or others) and the Fund's overall projected expense ratio. The Fund discloses more information about its fees and expenses in its Prospectus. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the Advisory Agreement.



     Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the Adviser's expenses in providing services to the Fund and other funds advised by the Adviser and the profitability of the Adviser. These profitability reports are put together by the Adviser with the oversight of a special ad hoc committee of the Board. In connection with the Fund, the trustees discussed with the Adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the Adviser's projected expenses and profitability support its decision to approve the Advisory Agreement.



     Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. The trustees discussed with the Adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the Advisory Agreement.



     Other Benefits of the Relationship. The Board of Trustees considered other benefits to the Adviser and its affiliates derived from its relationship with the Fund and other funds advised by the Adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the Adviser or its affiliates support its decision to approve the Advisory Agreement.


LITIGATION INVOLVING THE ADVISER


     The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates were named as defendants in a number of similar class action complaints which were consolidated. The amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the

Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants' motion to dismiss this action is pending. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint, which is also pending. The proposed amendment drops all claims against the named investment companies, which are listed only as nominal defendants. The proposed amendment raises similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleges that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The defendants intend to continue to defend this action vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.



     The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph or (ii) a ruling on a motion to dismiss the action described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.



     The plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The defendants' motion to dismiss this action is pending. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

     The Adviser and one of the investment companies advised by the Adviser were named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleged, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint sought unspecified compensatory damages, punitive damages, fees and costs. The case was recently dismissed with prejudice but remains subject to appeals.



     The Adviser, one of the investment companies advised by the Adviser, and certain officers and directors of the investment company are defendants in a class action filed in 2001 alleging that the defendants issued a series of prospectuses and registration statements that were materially false and misleading. Among other things, the complaint alleges that the prospectuses and registration statements contained misleading descriptions of the method defendants used to value senior loan interests in the fund's portfolio, and that defendants materially overstated the net asset value of the fund. The court has preliminarily approved a settlement agreement, subject to later hearing on the fairness of the settlement agreement.



                                FUND MANAGEMENT


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     As of        , 2005, Johannes B. van den Berg managed mutual funds with a
total of approximately $     billion in assets;      pooled investment vehicles
other than mutual funds with a total of approximately $     billion in assets;
and   other accounts with a total of approximately $   billion in assets.


     As of           , 2005, David Sugimoto managed      mutual funds with a
total of approximately $   billion in assets;    pooled investment vehicles
other than mutual funds with a total of approximately $   billion in assets; and
  other accounts with a total of approximately $   billion in assets.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;


     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates: and/or (2) in Morgan Stanley stock units.


     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark, indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three-and five-year periods.


     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     None of the portfolio managers beneficially own shares of the Fund as of the date of this Statement of Additional Information.

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT



     The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including all salary, benefits and related costs of the Chief Compliance Officer and his staff. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.


                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
Size of                                           Offering        Amount            As a % of
Investment                                         Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, and 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no distribution or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Class A Shares, Class B Shares and Class C Shares Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.


     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen Funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen Funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.

     With respect to Morgan Stanley DW financial advisors and intermediaries, these payments currently include the following amounts: (1) for shares sold through Morgan Stanley DW's Mutual Fund Network (excluding sales through Morgan Stanley DW 401(k) platforms), (a) an amount equal to 0.20% of value (at the time of sale) of gross sales of Fund shares and (b) for those shares purchased on or after January 1, 2001, an ongoing annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more; and (2) for shares sold through Morgan Stanley DW 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.

     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and (b) an ongoing annual fee in an amount up to 0.10% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.

     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley DW or other authorized dealers may provide Morgan Stanley DW or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which the Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class B and C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale. There is no reinstatement privilege for Class I Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and the CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B Shareholder and Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-(1)(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


FEDERAL INCOME TAXATION OF THE FUND



     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to elect and to qualify, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities of foreign corporations, a portion of the ordinary income dividends paid by the Fund may be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gains dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations and the Fund meets certain holding period requirements, the Fund will be eligible to file, and may file, an election with the Internal Revenue Service (the "IRS") pursuant to which shareholders of the Fund will be required (i) to include their respective pro rata portions of such taxes in their U.S. income tax returns as gross income and
(ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his U.S. federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder of the Fund will be notified annually regarding whether the foreign taxes paid by the Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of the dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's U.S. federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because the application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are urged to consult their tax advisers.


     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act. The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends and short-term capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed IRS Form W-8 BEN certifying the shareholder's non-United States status.


     The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of "qualified interest income" received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Because the Fund intends to invest primarily in common stocks and other equity securities of non-U.S. corporations, the ordinary dividends paid by the Fund generally will not be eligible for the withholding exemption related to interest-related dividends.


     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's

U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends or redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.



GENERAL



     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.


                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, the Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

     The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to shareholder approval, the Acquiring Fund, as the successor to the Target Fund, will assume and publish the operating history and performance record of the Target Fund.

                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. On its public web site, the Fund currently makes available:



     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed, with a minimum lag time of 30 calendar days.



     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed, with a minimum lag time of 15 business days.



     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.



     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.


     Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.



     Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.


     Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding had been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, or shareholders receiving in-kind distributions, persons receiving attribution analysis or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

     - monitor potential conflicts of interest between Fund shareholders, on the one hand, and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:


NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
SERVICE PROVIDERS
State Street Bank and Trust
  Company (*)...............  Full portfolio         Daily basis                  (2)
                              holdings
Institutional Shareholder
  Services (ISS) (proxy
  voting
  agent) (*)................  Full portfolio         Twice a month                (2)
                              holdings
FT Interactive Data Pricing
  Service Provider (*)......  Full portfolio         As needed                    (2)
                              holdings
Van Kampen Investor
  Services Inc. (*).........  Full portfolio         As needed                    (2)
                              holdings
David Hall (*)..............  Full portfolio         On a semi-annual             (3)
                              holdings               and annual fiscal
                                                     basis
Windawi (*).................  Full portfolio         On a semi-annual             (3)
                              holdings               and annual fiscal
                                                     basis
FUND RATING AGENCIES
Lipper (*)..................  Full portfolio         Monthly and           Approximately 1
                              holdings               quarterly basis       day after
                                                                           previous month
                                                                           end and
                                                                           approximately 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Morningstar (**)............  Full portfolio         Quarterly basis       Approximately 30
                              holdings                                     days after
                                                                           quarter end

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
Standard & Poor's (*).......  Full portfolio         Monthly               As of previous
                              holdings                                     month end
CONSULTANTS AND ANALYSTS
Arnerich Massena &
  Associates, Inc. (*)......  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Bloomberg (*)...............  Full portfolio         Quarterly basis       Approximately
                              holdings                                     10-12 days after
                                                                           quarter end
Callan Associates (*).......  Top Ten and Full       Monthly and           Approximately
                              portfolio holdings     quarterly basis,      10-12 days after
                                                     respectively (6)      month/quarter end
Cambridge Associates (*)....  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
CTC Consulting, Inc.
  (**) .....................  Top Ten and Full       Quarterly basis       Approximately 15
                              portfolio holdings                           days after
                                                                           quarter end and
                                                                           approximately 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Evaluation Associates (*)...  Top Ten and Full       Monthly and           Approximately 10-
                              portfolio holdings     quarterly basis,      12 days after
                                                     respectively (6)      month/quarter end
Fund Evaluation Group
  (**)......................  Top Ten portfolio      Quarterly basis       At least 15 days
                              holdings (4)                                 after quarter end
Jeffrey Slocum & Associates
  (*).......................  Full portfolio         Quarterly basis (6)   Approximately
                              holdings (5)                                 10-12 days after
                                                                           quarter end
Hammond Associates (**).....  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Hartland & Co. (**).........  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Hewitt Associates (*).......  Top Ten and Full       Monthly and           Approximately
                              portfolio holdings     quarterly basis,      10-12 days after
                                                     respectively (6)      month/quarter end
Merrill Lynch (*)...........  Full portfolio         Monthly basis (6)     Approximately 1
                              holdings                                     day after
                                                                           previous month
                                                                           end
Mobius (**).................  Top Ten portfolio      Monthly basis         At least 15 days
                              holdings (4)                                 after month end
Nelsons (**)................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                           after quarter end

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
Prime Buchholz & Associates,
  Inc. (**).................  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
PSN (**)....................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                           after quarter end
PFM Asset Management LLC
  (*).......................  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Russell Investment Group/
  Russell/Mellon Analytical
  Services, Inc. (**).......  Top Ten and Full       Monthly and           At least 15 days
                              portfolio holdings     quarterly basis       after month end
                                                                           and at least 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Stratford Advisory Group,
  Inc. (*)..................  Top Ten portfolio      Quarterly basis (6)   Approximately
                              holdings (7)                                 10-12 days after
                                                                           quarter end
Thompson Financial (**).....  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Watershed Investment
  Consultants, Inc. (*).....  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Yanni Partners (**).........  Top Ten portfolio      Quarterly basis       At least 15 days
                              holdings (4)                                 after quarter end


------------------------------------


 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.



(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.



 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).



 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.



 (3) As needed after the end of the semi-annual and/or annual period.



 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.



 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.



 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.



     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).


CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The following is a summary of the Adviser's Proxy Voting Policy ("Policy").


     The Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Adviser has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Policy provides that the Adviser generally will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Policy provides that the Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Policy. The Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.


     The Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:


     - Generally, routine proposals will be voted in support of management.


     - With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     - The Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).



     - The Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.)
       (notwithstanding management support).


     - The Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.


     - The Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc).



     - The Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.)



     - Certain other shareholder proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad-based social, religious or ethnic groups, etc.) generally are evaluated by the special committee based on the nature of the proposal and the likely impact on shareholders.


     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.


     Conflicts of Interest. If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.



     Third Parties. To assist in its responsibility for voting proxies, the Adviser has retained Institutional Shareholder Services ("ISS") and Glass Lewis as experts in the proxy voting and corporate governance area. In addition to ISS and Glass Lewis, the Adviser may from time to time retain other proxy research providers. ISS, Glass Lewis and these other proxy research providers are referred to herein as "Research Providers." The services provided to the Adviser by the Research Providers include in-depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.



     Further Information. A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record filed with the SEC, are available without charge on our web site at www.vankampen.com. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.


LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS


     Incorporated herein by reference and included in their respective entireties are (i) the audited financial statements of the Target Fund for the fiscal year ended October 31, 2004, as included in Appendix B hereto, and (ii) the unaudited semi-annual financial statements of the Target Fund for the period ended April 30, 2005, as included in Appendix C hereto. The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to shareholder approval, the Acquiring Fund, as the successor to the Target Fund, will assume and publish the operating history and performance record of the Target Fund.


                         PRO FORMA FINANCIAL STATEMENTS


     Set forth in Appendix D hereto are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at April 30, 2005, (ii) Pro Forma Condensed Statement of Operations for the one year period ended April 30, 2005 and (iii) Pro Forma Portfolio of Investments at April 30, 2005.

                                   APPENDIX A


                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION


         This Agreement and Plan of Reorganization (the "Agreement") is made as
of                , 2005, by and between Van Kampen Equity Trust II, a statutory trust formed under the laws of the State of Delaware (the "VK Trust"), on behalf of its series, Van Kampen International Fund (the "VK Fund") and 1838 Investment Advisors Funds, a statutory trust formed under the laws of the State of Delaware (the "1838 Trust"), on behalf of its series, 1838 International Equity Fund (the "1838 Fund").

                                  WITNESSETH:

         WHEREAS, the 1838 Trust was organized as a statutory trust under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated December 9, 1994, as amended to the date hereof (the "1838 Declaration of Trust") pursuant to which it is authorized to issue an unlimited number of shares of beneficial interest with par value of $0.001 per share, which at present have been divided into different series, each series, including the 1838 Fund constituting a separate and distinct series of the 1838 Trust;

         WHEREAS, Van Kampen Asset Management ("VKAM") provides investment advisory services to the 1838 Fund;

         WHEREAS, the VK Trust was organized as a statutory trust under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated April 1, 1999, as amended to the date hereof (the "VK Declaration of Trust") pursuant to which it is authorized to issue an unlimited number of shares of beneficial interest with par value of $0.01 per share, which at present have been divided into different series, each series, including the VK Fund, constituting a separate and distinct series of the VK Trust;

         WHEREAS, VKAM provides investment advisory services to the VK Fund;

         WHEREAS, the Board of Trustees of the 1838 Trust, on behalf of the 1838 Fund, has determined that entering into this Agreement for the VK Fund to acquire the assets and liabilities of the 1838 Fund is in the best interests of the shareholders of the 1838 Fund:

         WHEREAS, the Board of Trustees of the VK Trust, on behalf of the VK Fund, has determined that entering to this Agreement for the VK Fund to acquire the assets and liabilities of the 1838 Fund is in the best interests of the shareholders of the VK Fund; and

         WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION

         A. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the 1838 Fund will convey, transfer and deliver to the VK Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the 1838 Fund (including accrued interest to the Closing
Date) consisting primarily of equity securities of issuers located in countries other than the United States (at least 80% of such assets being invested in the equity securities of issuers from at least three different foreign countries), due bills, cash and other marketable securities acceptable to the VK Fund as more fully set forth on Schedule 1 hereto, and as amended from time to time prior to the Closing Date (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

         B. CONSIDERATION. In consideration thereof, the VK Trust agrees that on the Closing Date the VK Trust will (i) deliver to the 1838 Trust full and fractional Class I Shares of beneficial interest of the VK Fund having net asset values per share calculated as provided in Section 3(A) hereof, in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) of this Agreement net of any stated liabilities of the 1838 Fund described in Section 3(E) hereof (the "Liabilities") (collectively, the "VK Fund Shares") and (ii) assume all of the 1838 Fund's Liabilities. All VK Fund Shares delivered to the 1838 Trust in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fee being imposed.

2. CLOSING OF THE TRANSACTION

         The closing shall occur within fifteen (15) business days after the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the 1838 Fund at which this Agreement will be considered and approved or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date"). On the Closing Date, the VK Trust shall deliver to the 1838 Trust the VK Fund Shares in the amount determined pursuant to Section 1(B) hereof and the 1838 Trust thereafter shall, in order to effect the distribution of such shares to the 1838 Fund stockholders, instruct the VK Trust to register the pro rata interest in the VK Fund Shares (in full and fractional shares) of each of the holders of record of shares of the 1838 Fund in accordance with their holdings of shares and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the VK Trust agrees promptly to comply with said instruction. The VK Trust shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3. PROCEDURE FOR REORGANIZATION.

         A. VALUATION. The value of the Assets and Liabilities of the 1838 Fund to be transferred and assumed, respectively, by the VK Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the VK Fund (collectively, the "VK Fund Prospectus"), copies of which have been delivered to the 1838 Fund.

         B. DELIVERY OF FUND ASSETS. The Assets shall be delivered to State Street Bank and Trust Company, 225 Franklin Street, Post Office Box 1713, Boston, Massachusetts 02105-1713, as custodian for the VK Fund (the "Custodian") for the benefit of the VK Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the 1838 Fund.

         C. FAILURE TO DELIVER SECURITIES. If the 1838 Trust is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the 1838 Fund's securities for the reason that any of such securities purchased by the VK Trust have not yet been delivered to it by the 1838 Fund's broker or brokers, then, in lieu of such delivery, the 1838 Trust shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the VK Trust or Custodian, including brokers' confirmation slips.

         D. SHAREHOLDER ACCOUNTS. The VK Trust, in order to assist the 1838 Trust in the distribution of the VK Fund Shares to the 1838 Fund shareholders after delivery of the VK Fund Shares to the 1838 Trust, will establish pursuant to the request of the 1838 Trust an open account with the VK Fund for each shareholder of the 1838 Fund and, upon request by the 1838 Trust, shall transfer to such account the exact number of full and fractional Class I Shares of the VK Fund then held by the 1838 Trust specified in the instruction provided pursuant to Section 2 hereof. The VK Fund is not required to issue certificates representing VK Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the 1838 Fund, certificates representing shares of beneficial interest of the 1838 Fund shall become null and void.

         E. LIABILITIES. The Liabilities shall include all of the 1838 Fund's stated liabilities, determinable at the Closing Date.

         F. EXPENSES. In the event that the transactions contemplated herein are consummated, VKAM agrees to pay the reasonable outside expenses incurred by the VK Fund and the 1838 Fund for the transactions contemplated herein; including, but not by way of limitation, (i) the preparation of the VK Trust's Registration Statement on Form N-14 (the "Registration Statement") and the solicitation of the 1838 Fund shareholder proxies; (ii) the 1838 Fund's and the VK Fund's reasonable attorney's fees which fees shall be payable pursuant to receipt of an itemized statement, and (iii) the cost of rendering the tax opinion, more fully referenced in Section 7(F) below. In the event the transactions contemplated herein are not consummated for any reason, then all reasonable expenses set forth above incurred to the date of termination of this Agreement shall be borne by VKAM.

         G. DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the 1838 Trust shall voluntarily dissolve and completely liquidate the 1838 Fund, by taking, in accordance with Delaware and Federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the 1838 Fund. Immediately after the Closing Date, the stock transfer books relating to the 1838 Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4. 1838 FUND'S REPRESENTATIONS AND WARRANTIES.

         The 1838 Trust hereby represents and warrants to the VK Trust, which representations and warranties are true and correct on the date hereof, and agrees with the VK Trust that:

         A. ORGANIZATION. The 1838 Trust is a statutory trust duly formed and in good standing under the laws of the State of Delaware and is duly authorized to transact business in the State of Delaware. The 1838 Fund is a separate series of the 1838 Trust duly designated in accordance with the applicable provisions of the 1838 Declaration of Trust. The 1838 Trust and the 1838 Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on either the 1838 Trust or the 1838 Fund. The 1838 Trust has all material federal, state and local authorizations necessary to own all of the properties and assets of the 1838 Fund and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the 1838 Trust or the 1838 Fund.

         B. REGISTRATION. The 1838 Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company and such registration has not been revoked or rescinded. The 1838 Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of beneficial interest of the 1838 Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the 1838 Fund audited as of and for the fiscal year ended October 31, 2004, true and complete copies of which have been heretofore furnished to the VK Trust, fairly represent the financial condition and the results of operations of the 1838 Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The 1838 Trust shall furnish to the VK Trust
(i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the 1838 Fund for the fiscal period ended April 30, 2005; and (ii) within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the 1838 Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the 1838 Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the 1838 Fund not disclosed in the financial statements delivered pursuant to Sections 4(C) and 4(D) which would materially affect the 1838 Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the 1838 Fund which would, if adversely determined, materially affect the 1838 Fund's financial condition. All Liabilities were incurred by the 1838 Fund in the ordinary course of its business.

         F. MATERIAL AGREEMENTS. The 1838 Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the 1838 Fund's Prospectus and Statement of Additional Information, there are no material agreements outstanding relating to the 1838 Fund to which the 1838 Fund is a party.

         G. STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later than thirty (30) calendar days after the Closing Date, Tait, Weller & Baker, independent registered public accounting firm for the 1838 Fund, shall furnish the VK Fund with a statement of the earnings and profits of the 1838 Fund within the meaning of the Code as of the Closing Date.

         H. RESTRICTED SECURITIES. None of the securities comprising the assets of the 1838 Fund at the date hereof are, or on the Closing Date or any subsequent delivery date will be, "restricted securities" under the Securities Act of 1933, (the "Securities Act") or the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder, or will be securities for which market quotations are not readily available for purposes of Section 2(a)(41) under the 1940 Act.

         I. TAX RETURNS. At the date hereof and on the Closing Date, all Federal tax returns and reports of the 1838 Fund required by law to be filed have been or will be timely and duly by the due dates therefore, and are or will be correct in all material respects, and all Federal and other taxes shown thereon shall have been paid so far as due, and no such return is currently under audit or examination and no assessment has been asserted with respect to any such return.

         J. CORPORATE AUTHORITY. The 1838 Trust has the necessary power under the 1838 Declaration of Trust to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the 1838 Trust's Board of Trustees, on behalf of the 1838 Fund, and except for obtaining approval of the holders of the shares of beneficial interest of the 1838 Fund, no other corporate acts or proceedings by the 1838 Trust or the 1838 Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the 1838 Trust and constitutes a legal, valid and binding obligation of the 1838 Trust enforceable in accordance with its terms subject to bankruptcy laws and other equitable remedies.

         K. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the 1838 Trust does not and will not (i) violate any provision of the 1838 Declaration of Trust or any instrument designating the 1838 Fund as a series of the 1838 Trust, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the 1838 Trust or the 1838 Fund, (iii) result in a violation or breach of, or constitute a default under any contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the 1838 Trust or the 1838 Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the 1838 Trust or the 1838 Fund. Except as set forth in Schedule 2 to this Agreement, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the 1838 Trust of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the 1838 Trust of the transactions contemplated by this Agreement.

         L. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:

                  (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the 1838 Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

                  (2) issued any option to purchase or other right to acquire shares of the 1838 Fund granted by the 1838 Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the 1838 Fund;

                  (3) any entering into, amendment or termination of any contract or agreement by the 1838 Fund, except as otherwise contemplated by this Agreement;

                  (4) any indebtedness incurred, other than in the ordinary course of business, by the 1838 Fund for borrowed money or any commitment to borrow money entered into by the 1838 Fund;

                  (5) any amendment of the 1838 Declaration of Trust or Bylaws;
or

                  (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the 1838 Fund other than a lien for taxes not yet due and payable.

         M. TITLE. On the Closing Date, the 1838 Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the VK Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

         N. PROXY STATEMENT. The 1838 Fund's Prospectus/Proxy Statement, at the time of delivery by the 1838 Fund to its shareholders in connection with a special meeting of shareholders to approve this transaction, and the 1838 Fund's Statement of Additional Information with respect to the 1838 Fund incorporated by reference into such Prospectus/Proxy Statement and as of their respective dates (collectively, the "Prospectus/Proxy Statement"), and at the time the Registration Statement becomes effective, the Registration Statement insofar as it relates to the 1838 Fund and at all times subsequent thereto and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4(N) apply to statements or omissions made in reliance upon and in conformity with written information concerning the VK Trust, VK Fund or their affiliates furnished to the 1838 Fund by the VK Trust.

         O. BROKERS. There are no brokers or finders fees payable by the 1838 Fund in connection with the transactions provided for herein.

         P. TAX QUALIFICATION. The 1838 Fund has elected to qualify and has qualified as a regulated investment company within the meaning of Section 851 of the Code as of and since its first taxable year; has been a regulated investment company under the Code at all times thereafter; qualifies and will continue to qualify as a regulated investment company under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements for each of its taxable years to qualify as a regulated investment company under the Code and to avoid any material income or excise taxes.

         Q. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the VK Fund and those to which the Assets are subject.

         R. 1838 FUND LIABILITIES. Except as otherwise provided for herein, the 1838 Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the 1838 Fund's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5. THE VK TRUST'S REPRESENTATIONS AND WARRANTIES.

         The VK Trust hereby represents and warrants to the 1838 Fund, which representations and warranties are true and correct on the date hereof, and agrees with the 1838 Fund, that:

         A. ORGANIZATION. The VK Trust is statutory trust duly formed and in good standing under the laws of the State of Delaware and is duly authorized to transact business in the State of Delaware. The VK Fund is a separate series of the VK Trust duly designated in accordance with the applicable provisions of the VK Declaration of Trust. The VK Trust and VK Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on either the VK Trust or VK Fund. The VK Trust has all material federal, state and local authorizations necessary to own on behalf of the VK Trust all of the properties and assets allocated to the VK Fund and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the VK Trust or VK Fund.

         B. REGISTRATION. The VK Fund is to be registered under the 1940 Act as an open-end, diversified management investment company. The VK Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

         C. MATERIAL AGREEMENTS. The VK Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the VK Fund Prospectus there are no material agreements outstanding to which the VK Fund is a party.

         D. TAX RETURNS. The VK Fund is a newly organized series of the VK Trust and intends to qualify as a regulated investment company within the meaning of
Section 851 of the Code.

         E. CORPORATE AUTHORITY. The VK Trust has the necessary power under the VK Declaration of Trust to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the VK Trust's Board of Trustees, on behalf of the VK Fund, and no other corporate acts or proceedings by the VK Trust or VK Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the VK Trust and constitutes a valid and binding obligation of the VK Trust enforceable in accordance with its terms subject to bankruptcy laws and other equitable remedies.

         F. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the VK Trust does not and will not (i) result in a material violation of any provision of the VK Declaration of Trust or the Certificate of Designation of the VK Fund, (ii) result in a material violation of any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the VK Trust or (iii) result in a material violation or breach of, or constitute a default under, or result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the VK Trust pursuant to any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the VK Trust is subject. Except as set forth in Schedule 3 to this Agreement, (i) no consent, approval, authorization, order or filing with notice to any court or governmental authority or agency is required for the consummation by the VK Trust of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the VK Trust of the transactions contemplated by this Agreement.

         G. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the VK Fund which would materially affect its financial condition.

         H. REGISTRATION OF SHARES OF THE VK FUND. The VK Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act and all applicable state securities laws.

         I. AUTHORIZATION OF SHARES OF THE VK FUND. Subject to the matters set forth in the Statement of Additional Information of the VK Fund, under the heading "General Information", a copy of which has been furnished to the 1838 Fund, the shares of beneficial interest of the VK Fund to be issued pursuant to
Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the VK Trust and conform in all material respects to the description thereof contained in the VK Trust's Prospectus furnished to the 1838 Fund.

         J. ABSENCE OF CHANGES. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the VK Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

         K. REGISTRATION STATEMENT. The Registration Statement, as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, will conform, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5(K) apply to statements or omissions made in reliance upon and in conformity with written information concerning the 1838 Fund furnished to the VK Trust by the 1838 Fund.

6. COVENANTS.

         During the period from the date of this Agreement and continuing until the Closing Date the 1838 Fund and VK Trust each agrees that (except as expressly contemplated or permitted by this Agreement):

         A. OTHER ACTIONS. The 1838 Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         B. GOVERNMENT FILINGS; CONSENTS. The 1838 Trust and VK Trust shall file all reports required to be filed by the 1838 Trust and the VK Trust with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the 1838 Trust and the VK Trust shall use all reasonable efforts to obtain all consents, approvals, and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the State of Delaware.

         C. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the 1838 Trust, the 1838 Fund, the VK Trust or the VK Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The VK Trust shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. The VK Trust shall promptly notify and provide the 1838 Trust with copies of all amendments or supplements filed with respect to the Registration Statement. The VK Trust shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The VK Trust shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the VK Fund's Shares in the transactions contemplated by this Agreement, and the 1838 Trust shall furnish all information concerning the 1838 Trust and the 1838 Fund and the holders of the 1838 Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

         D. ACCESS TO INFORMATION. During the period prior to the Closing Date, the 1838 Trust shall make available to the VK Trust a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law or which are not relevant to the 1838 Fund). During the period prior to the Closing Date, the VK Trust shall make available to the 1838 Trust each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law or which are not relevant to the VK Fund).

         E. SHAREHOLDERS MEETING. The 1838 Fund shall call a meeting of its shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the 1838 Fund as of the record date for such meeting of shareholders. The 1838 Trust's Board of Trustees, on behalf of the 1838 Fund, shall recommend to the 1838 Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

         F. DISTRIBUTION OF THE SHARES. At Closing the 1838 Trust covenants that it shall cause to be distributed the VK Fund Shares in the proper pro rata amount for the benefit of the 1838 Fund's shareholders and such that the 1838 Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The 1838 Trust covenants further that, pursuant to Section 3(G), it shall liquidate and dissolve the 1838 Fund as promptly as practicable after the Closing Date. The VK Trust covenants to use all reasonable efforts to cooperate with the 1838 Fund and the 1838 Fund's transfer agent in the distribution of said shares.

         G. BROKERS OR FINDERS. Each of the 1838 Trust and the VK Trust represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

         H. ADDITIONAL AGREEMENTS. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the proper officers and trustees of each party to this Agreement shall take all such necessary action.

         I. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the 1838 Trust and the VK Trust will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.

         J. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a plan of reorganization within the meaning of Section 368(a) of the Code. Neither the VK Trust, the VK Fund, the 1838 Trust nor the 1838 Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within meaning of Section 368(a) of the Code. At or prior to the Closing Date, the VK Trust, the VK Fund, the 1838 Trust and the 1838 Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the VK Fund, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden, Arps, Slate, Meagher & Flom
LLP).

         K. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the 1838 Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS TO OBLIGATIONS OF THE 1838 TRUST.

         The obligations of the 1838 Trust hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the 1838 Trust, of the following conditions:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the shares voted of the 1838 Fund at a meeting of said shareholders in which a quorum is constituted.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the VK Trust contained herein shall be true in all material respects as of the Closing Date and the 1838 Trust shall have received a certificate of the President or Vice President of the VK Trust satisfactory in form and substance to the 1838 Trust so stating. The VK Trust shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or Federal government agency or entity asking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

         F. TAX OPINION. The 1838 Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the VK Trust, dated as of the Closing Date, addressed to the 1838 Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden, Arps, Slate, Meagher & Flom LLP may reasonably request, and the 1838 Trust and the 1838 Fund will cooperate to make and certify the accuracy of such representations.

         G. OPINION OF COUNSEL. The 1838 Trust and the 1838 Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the VK Trust, dated as of the Closing Date, addressed to the 1838 Trust and the 1838 Fund substantially in the form and to the effect that:

                  (i) The VK Trust is registered as an open-end, management investment company under the 1940 Act;

                  (ii) The VK Trust is validly existing in good standing under the laws of the State of Delaware;

                  (iii) The VK Trust has the power and authority to execute and deliver the Agreement and to consummate the transactions contemplated thereby;

                  (iv) The Agreement has been duly authorized, executed and delivered by the VK Trust and is a valid and binding agreement of the VK Trust, enforceable against the VK Fund in accordance with its terms;

                  (v) The execution and delivery by the VK Trust of the Agreement and the consummation by the VK Trust of the transactions contemplated thereby, will not (i) conflict with the Declaration of Trust, the Bylaws or the Certificate of Vote of the VK Trust or (ii) violate or conflict with, or result in any contravention of, any applicable law of the State of Delaware or the United States of America;

                  (vi) No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of the Agreement by the VK Trust or the consummation by the VK Trust of the transactions contemplated thereby; and

                  (vii) The VK Fund Shares have been duly authorized by the VK Trust and, when delivered to the 1838 Trust in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under Delaware law or the VK Declaration of Trust or the Bylaws of the VK Trust.

         H. OFFICER CERTIFICATES. The 1838 Trust shall have received a certificate of an authorized officer of the VK Trust, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees shall be furnished to the 1838 Trust.

8. CONDITIONS TO OBLIGATIONS OF VK TRUST

         The obligations of the VK Trust hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the VK Trust of the following conditions:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the shares voted of the 1838 Fund at a meeting of said shareholders in which a quorum is constituted.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the 1838 Trust contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the 1838 Trust or the 1838 Fund since April 30, 2005 and the VK Trust shall have received a certificate of the President of the 1838 Trust satisfactory in form and substance to the VK Trust so stating. The 1838 Trust and the 1838 Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or Federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

         F. TAX OPINION. The VK Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the VK Trust, dated as of the Closing Date, addressed to the VK Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden, Arps, Slate, Meagher & Flom LLP may reasonably request, and the VK Trust and the VK Fund will cooperate to make and certify the accuracy of such representations.

         G. OPINION OF COUNSEL. The VK Trust and the VK Fund shall have received the opinion of Pepper Hamilton LLP, counsel for the 1838 Trust, dated as of the Closing Date, addressed to the VK Trust and the VK Fund, substantially in the form and to the effect that:

                  (i) The 1838 Trust is registered as an open-end, management investment company under the 1940 Act;

                  (ii) The 1838 Trust is validly existing in good standing under the laws of the State of Delaware;

                  (iii) The 1838 Trust has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Delaware. The execution and delivery of the Agreement and the consummation by the 1838 Trust of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the 1838 Trust under the laws of the State of Delaware. The Agreement has been duly executed and delivered by the 1838 Trust under the laws of the State of Delaware;

                  (iv) The Agreement constitutes the valid and binding obligation of the 1838 Trust, enforceable against the 1838 Trust in accordance with its terms under the applicable laws of the State of Delaware;

                  (v) The execution and delivery by the 1838 Trust of the Agreement and the performance by the 1838 Trust of its obligations under the Agreement do not conflict with the 1838 Declaration of Trust or any instrument designating the 1838 Fund as a series of the 1838 Trust and the By-laws of the 1838 Trust;

                  (vi) Neither the execution, delivery or performance by the 1838 Trust of the Agreement nor the compliance by the 1838 Trust with the terms and provisions thereof will contravene any provision of any applicable law of the State of Delaware or the United States of America;

                  (vii) No approval by any court, regulatory body, administrative agency or governmental body of the State of Delaware or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the 1838 Trust or the enforceability of the Agreement against the 1838 Trust.

         H. THE ASSETS. The Assets, as set forth in Schedule 1, as amended, shall consist solely of equity securities of issuers located in countries other than the United States (at least 80% of the Assets being invested in the equity securities of issuers from at least three different foreign countries), cash and other marketable securities which are in conformity with the VK Fund's investment objectives, policies and restrictions as set forth in the VK Fund Prospectus, a copy of which has been delivered to the 1838 Trust.

         I. SHAREHOLDER LIST. The 1838 Trust shall have delivered to the VK Trust an updated list of all shareholders of the 1838 Fund, as reported by the 1838 Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the 1838 Fund, taxpayer identification numbers, Form W-9 and last known address.

         J. OFFICER CERTIFICATES. The VK Trust shall have received a certificate of an authorized officer of the 1838 Trust, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees of the 1838 Trust and shareholders of the 1838 Fund shall be furnished to the VK Trust.

9. AMENDMENT, WAIVER AND TERMINATION.

         A. The parties hereto may, by agreement in writing authorized by their respective Boards of Trustees amend this Agreement at any time before or after approval thereof by the shareholders of the 1838 Fund; provided, however, that after receipt of the 1838 Fund's shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining the 1838 Fund's shareholder approval thereof or that affect any applications for exemptive relief from the SEC or any orders with respect thereto without obtaining the approval of the staff of the SEC.

         B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

         C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

                  (i) by the mutual consents of the Board of Trustees of the VK Trust and the 1838 Trust;

                  (ii) by the 1838 Trust, if the VK Trust breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

                  (iii) by the VK Trust, if the 1838 Trust breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

                  (iv) by either the 1838 Trust or the VK Trust, if the Closing has not occurred on or prior to December 31, 2005 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);

                  (v) by the VK Trust in the event that: (a) all the conditions precedent to the 1838 Trust's obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the VK Trust gives the 1838 Trust written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the VK Trust's obligation to close, as set forth in Section 8 of this Agreement; and (c) the 1838 Trust then fails or refuses to close within the earlier of five (5) business days or December 31, 2005; or

                  (vi) by the 1838 Trust in the event that: (a) all the conditions precedent to the VK Trust's obligation to close, as set forth in
Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the 1838 Trust gives the VK Trust written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the 1838 Trust's obligation to close, as set forth in Section 7 of this Agreement; and (c) the VK Trust then fails or refuses to close within the earlier of five (5) business days or December 31, 2005.

10. REMEDIES.

         In the event of termination of this Agreement by either or both of the 1838 Trust and VK Trust pursuant to Section 9(C), written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11. SURVIVAL OF WARRANTIES AND INDEMNIFICATION.

         A. SURVIVAL. The representations and warranties included or provided for herein, or in the Schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three-year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the VK Trust's and the 1838 Trust's right to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the VK Trust or the 1838 Trust be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

         B. INDEMNIFICATION. Each party (an "Indemnitor") shall indemnify and hold the other and its officers, directors, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened, (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         C. INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnitor or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor's consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. SURVIVAL.

         The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13. NOTICES.

         All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the 1838 Trust shall be addressed to the 1838 Trust, c/o MBIA-MISC, 113 King Street, Armonk, New York 10504, with a copy to Pepper Hamilton, 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, PA 19103-2799, or at such other address as the 1838 Trust may designate by written notice to the VK Trust. Notice to the VK Trust shall be addressed to the VK Trust c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York, 10020, attn: Amy R. Doberman, with a copy to Charles B. Taylor, Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Chicago, Illinois, 60610 or at such other address and to the attention of such other person as the VK Trust may designate by written notice to the 1838 Trust. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14. SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other parties.

15. BOOKS AND RECORDS.

         The 1838 Trust and the VK Trust agree that copies of the books and records of the 1838 Fund relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the 1838 Trust to the VK Trust at the Closing Date. In addition to, and without limiting the foregoing, the 1838 Trust and the VK Trust agree to take such action as may be necessary in order that the VK Trust shall have reasonable access to such other books and records as may be reasonably requested, all for three years after the Closing Date for the three tax years ending December 31, 2002, December 31, 2003 and December 31, 2004 namely, general ledger, journal entries, voucher registers; distribution journal; payroll register; monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

16. GENERAL.

         This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the 1838 Trust and the VK Trust and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts or choice of law.

17. LIMITATION OF LIABILITY.

         Notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed on behalf of the Trustees of the VK Trust and the Trustees of the 1838 Trust, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the VK Trust or any of the Trustees or shareholders of the 1838 Trust individually but binding only upon the assets and property of the VK Trust or the 1838 Trust as the case may be.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.


                                    VAN KAMPEN EQUITY TRUST II, a Delaware
                                    statutory trust, on behalf of its series, VAN KAMPEN INTERNATIONAL FUND


                                    ------------------------------
                                    By:
                                        --------------------------
                                    Title:
                                           -----------------------

Attest:


------------------------------
By:
    --------------------------
Title:
       -----------------------


                                    1838 INVESTMENT ADVISORS FUNDS, a Delaware series business trust, on behalf of its series, 1838 INTERNATIONAL EQUITY FUND


                                    ------------------------------
                                    By:
                                        --------------------------
                                    Title:
                                           -----------------------

Attest:


------------------------------
By:
    --------------------------
Title:
       -----------------------

                                                                      SCHEDULE 1


                          LIST OF MARKETABLE SECURITIES

                             [AS AMENDED AT CLOSING]

                                                                      SCHEDULE 2

                               1838 TRUST CONSENTS

                                      None

                                                                      Schedule 3
                                VK TRUST CONSENTS


                                      None

                                   APPENDIX B

                        ANNUAL REPORT OF THE TARGET FUND

                            -------------------------



                            INTERNATIONAL EQUITY FUND

                                FIXED INCOME FUND




                                  ANNUAL REPORT
                                OCTOBER 31, 2004


AR 10/03

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FELLOW SHAREHOLDER:
For the second year in a row, investments in the international equity markets continued their strong rebound from the equity markets' declines from March 2000 through 2003. During the six and twelve month periods ending October 31, 2004, the MSCI EAFE Index showed net total returns of 5.74% and 18.84% respectively. During these periods, the net asset value per share of the 1838 International Equity Fund (the "Fund") increased by 5.54% and 19.71%, respectively.


PERFORMANCE BY REGION:
Japan was the worst performing region during the six months ending October 31, with a net loss of 3.45%. The run up in oil prices and strengthening of the yen caused profit taking in Japanese equities. The Fund's holdings in Japan lost almost 11% in value, primarily due to positions in the chemicals sector (hit by both rising oil prices and stronger yen), exporter Canon and disappointing growth at hospital supply and health services provider Nichii Gakkan. Underperformance in Japan was offset by absolute and relative strength in performance in Asia ex-Japan, where the benchmark gained 13.26% and the Fund's holdings gained 27.20%. Strength in the global economy and in particular in China and the US caused a surge in exports to these regions from all of Asia and Australia. Hong Kong listed energy company CNOOC and clothing retailer Esprit surged close to 42% and 30% respectively, while shares of Australian based BHP Billiton gained almost 25%, buoyed by rising oil, metals, coal and iron ore prices. The benchmark for Europe, which represented 64% of the EAFE benchmark, rose 8.20% during the six months and 22.34% during the twelve months ending October 31. The Fund showed a small relative gain in Europe during April through October after a large relative gain during the preceding half year. Outperformance in Germany, the Netherlands, Finland and Austria was almost completely offset by relative losses in holdings in the UK and Greece, and due to our near absence in Italy and Belgium, both strong markets during the period.

The Fund's exposure to Canada in Bank of Nova Scotia and gas producer Encana made large positive contributions; the emerging markets exposure delivered a small relative gain, with strength in Mexico (America Movil) countered by weakness in Israel (Teva Pharmaceuticals).


PERFORMANCE BY SECTOR:
During the second half of the year ending October 31st:

The best performing sector was Utilities with a gain in the benchmark of 16.30% and a gain of 24.57% in the Fund. Declining bond yields and rising electricity prices boosted shares of E.ON and Fortum. Runner-up was Energy, driven by record high oil and gas prices and wide refinery margins; CNOOC, BP, Total and Encana all made solid contributions and jointly beat the benchmark at 22.44% vs. 14.80%. Materials was the third strongest performing sector, but the Fund's holdings lagged the benchmark by a wide margin at -0.17% vs. 11.39%. The culprits were the Fund's holdings in chemicals in Japan: Shin-Etsu Chemical, JSR and Asahi Kasei all fared poorly due to rising oil prices and temporary overcapacity in LCD screens related components. The one sector with a negative benchmark performance was Technology at -0.54% for the Fund and -4.27% for the index. Accelerating price declines in semiconductors and components caused weakness in the Nasdaq and technology shares around the world. In the Fund, solid earnings reports at SAP and Ericsson boosted the relative performance in Technology.


CONCLUSION:
The price of oil was a major influence during the past six months ending October 31, with crude trading in New York gaining 38.47% to $51.76 a barrel. Although the price of oil has come off its peak of $55.65 reached on October 27, there is still a risk of a return to economic conditions experienced during the early 1970's-the so-called stagflation of rising prices together with low economic growth. In both the current and past periods, oil prices quadrupled over a short time span. Also, governments around the world are operating with large deficits to stimulate their economies after a recessionary hangover from a high growth era. The US finds itself financing a war like it did in Vietnam. Additionally, China and India are providing cheap goods and labor to the world in the similar fashion

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
that Japan and Korea once did. However, it should be noted that the world is a more globally integrated place today than 30 years ago. Labor, capital and ideas cross borders much more freely than before. It should also be noted that these conditions helped set the stage for the bull market that saw the EAFE index rise from 85.26 in September 1974 to 215.29 by October 1980. The strong performance over the past two years in the EAFE may yet have legs!

                                          Sincerely,



                                          /S/ Hans van den Berg
                                          Vice President & Portfolio Manager
November 9, 2004

                            INTERNATIONAL EQUITY FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT*

               [Line graph omitted--plot points are as follows:]


                         1838 International Equity Fund             EAFE
8/3/95                              10000                           10000
Oct-95                               9610                            9544
Oct-96                              10485                           10544
Oct-97                              12082                           11032
Oct-98                              12916                           12096
Oct-99                              16675                           14882
Oct-00                              17519                           14451
Oct-01                              13326                           10848
Oct-02                              11453                            9415
Oct-03                              14147                           11960
Oct-04                             $16937                          $14213



                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                                                 FINAL VALUE
                                                 SINCE          OF A $10,000
                1 YEAR          5 YEAR         INCEPTION          INVESTMENT
                 -----           -----         --------          -----------
 FUND           19.71%           0.31%          5.86%             $16,937
 EAFE           18.84%          (0.93)%         3.87%              14,213


* PAST PERFORMANCE OF THE FUND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. THE
  1838 INTERNATIONAL EQUITY FUND COMMENCED OPERATIONS ON AUGUST 3, 1995. THE VALUES SHOWN REFLECT A HYPOTHETICAL INITIAL INVESTMENT OF $10,000 WITH DISTRIBUTIONS REINVESTED. RETURNS MAY BE HIGHER DUE TO 1838 INVESTMENT ADVISORS, LP MAINTENANCE OF THE FUND'S EXPENSE CAP. PLEASE BEAR IN MIND THAT INVESTING IN FOREIGN SECURITIES INVOLVES SPECIAL RISKS SUCH AS CURRENCY FLUCTUATION, LESS EXTENSIVE REGULATION OF FOREIGN BROKERS AND POSSIBLE POLITICAL INSTABILITY. THE EAFE IS AN UNMANAGED INDEX REPRESENTING THE MARKET VALUE WEIGHTED PRICE OF 1,100 STOCKS OF THE MAJOR STOCK EXCHANGES IN EUROPE, AUSTRALIA AND THE FAR EAST WITHOUT ANY ASSOCIATED EXPENSES AND THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS. YOU CANNOT INVEST DIRECTLY IN AN INDEX. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. DISTRIBUTED BY MBIA CAPITAL MANAGEMENT CORPORATION. SEE THE FINANCIAL HIGHLIGHTS ON PAGE 20 FOR MORE DETAILS.

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


                       ALLOCATION OF PORTFOLIO NET ASSETS
                                OCTOBER 31, 2004

                [Pie Chart omitted--plot points are as follows:]

                         Consumer Discretionary 12.00%
                             Consumer Staples 8.92%
                                  Energy 8.88%
                               Financials 27.39%
                               Health Care 7.06%
                               Industrials 10.03%
                          Information Technology 7.04%
                                Materials 6.80%
                                  Other 0.19%
                        Telecommunication Services 7.59%
                                Utilities 4.10%


                                 EXPENSE EXAMPLE
                                OCTOBER 31, 2004

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).


ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by MBIA-MISC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


                           EXPENSE EXAMPLE (Continued)
                                OCTOBER 31, 2004

addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

PLEASE NOTE THAT THE EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT YOUR ONGOING COSTS ONLY AND DO NOT REFLECT ANY TRANSACTIONAL COSTS, SUCH AS SALES CHARGES (LOADS), REDEMPTION FEES, OR EXCHANGE FEES. THEREFORE, THE SECOND LINE OF THE TABLE IS USEFUL IN COMPARING ONGOING COSTS ONLY, AND WILL NOT HELP YOU DETERMINE THE RELATIVE TOTAL COSTS OF OWNING DIFFERENT FUNDS. IN ADDITION, IF THESE TRANSACTIONAL COSTS WERE INCLUDED, YOUR COSTS WOULD HAVE BEEN HIGHER.



                                                BEGINNING                ENDING            EXPENSES PAID
                                              ACCOUNT VALUE           ACCOUNT VALUE        DURING PERIOD
                                                 5/1/04                 10/31/04         5/1/04 - 10/31/04
-------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $1,004.10             $6.30
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         1,000.00                1,018.25              6.34
-------------------------------------------------------------------------------------------------------------

1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS                                                                           OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          ---------                      --------      -----------
COMMON STOCK -- 99.70%
Austria -- 2.13%
   Erste Bank Der Oester Spark                Banks...............................        14,400       $  639,098
                                                                                                       ----------

AUSTRALIA -- 1.92%
   BHP Billiton Ltd.                          Metal & Mining......................        55,730          576,541
                                                                                                       ----------

CANADA -- 3.04%
   Bank of Nova Scotia                        Banks...............................        15,600          506,464
   Encana Corporation                         Oil & Gas...........................         8,200          406,050
                                                                                                       ----------
                                                                                                          912,514
                                                                                                       ----------

DENMARK -- 1.62%
   Danske Bank A/S                            Banks...............................        17,500          487,584
                                                                                                       ----------


FINLAND -- 1.60%
   Fortum OYJ                                 Electric-Intergrated................        31,400          479,308
                                                                                                       ----------

FRANCE -- 8.34%
   AXA, Inc.                                  Insurance...........................        22,400          480,692
   BNP Paribas                                Banks...............................         6,258          424,692
   Essilor International                      Health Care Equipment & Supplies....         8,000          541,384
   LVMH Moet-Hennessy L. Vuitton SA           Consumer Durables & Apparel.........         5,500          375,700
   Total SA (B Shares)                        Oil & Gas...........................         3,300          684,235
                                                                                                       ----------
                                                                                                        2,506,703
                                                                                                       ----------

GERMANY -- 10.97%
   Continental AG                             Automobiles & Components............        12,700          691,435
   Deutsche Bank AG                           Banks...............................         4,700          357,522
   E. ON AG                                   Electric Utilities..................         9,245          752,646
   Puma AG                                    Consumer Durables & Apparel.........         2,460          613,801
   SAP AG                                     Software............................         2,400          407,687
   Siemens AG                                 Industrial Conglomerate.............         6,330          470,885
                                                                                                       ----------
                                                                                                        3,293,976
                                                                                                       ----------

GREECE -- 1.34%
   Coca-Cola Hellenic Bottling SA             Beverages...........................        18,200          403,759
                                                                                                       ----------

HONG KONG -- 4.05%
   CNOOC Ltd.                                 Oil & Gas...........................     1,263,800          649,485
   Esprit Holdings Ltd.                       Retailing...........................       105,994          566,507
                                                                                                       ----------
                                                                                                        1,215,992
                                                                                                       ----------

                       See notes to financial statements.


1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                                                              OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          ---------                      --------      -----------
INDIA -- 1.88%
   ICICI Bank Ltd. - Sponsored ADR            Banks................................       35,890       $  565,626
                                                                                                       ----------

IRELAND -- 4.67%
   Allied Irish Bank PLC.                     Banks................................       21,000          365,434
   Anglo Irish Bank Corp.                     Banks................................       34,660          656,930
   CRH PLC                                    Construction Materials...............       16,000          381,004
                                                                                                       ----------
                                                                                                        1,403,368
                                                                                                       ----------

ISRAEL -- 0.96%
   TEVA Pharmaceutical Ind. - ADR             Pharmaceuticals......................       11,100          288,600
                                                                                                       ----------

JAPAN -- 18.70%
   Canon Inc.                                 Office Electronics...................        8,900          438,337
   Daiwa Securities Group                     Diversified Financial Services.......       53,000          324,419
   Hoya Corp.                                 Health Care Equipment & Services.....        4,100          420,077
   JSR Corp.                                  Chemicals............................       19,000          344,967
   KDDI Corp.                                 Wireless Telecommunication Services..           75          360,203
   Kobe Steel Ltd.                            Construction Materials...............      257,000          358,188
   Kubota Corporation                         Machinery  ..........................      113,000          513,975
   Omron Corp.                                Electronic Equipment & Instruments...       19,100          432,578
   Sharp Corp.                                Household Durables...................       28,000          386,025
   SMC Corp.                                  Machinery............................        3,100          331,340
   Sumitomo Realty & Dev. Co., Ltd.           Real Estate..........................       35,000          383,982
   Terumo Corp.                               Health Care Equipment and Services...       15,400          382,861
   Toray Industries Inc.                      Industrial Materials.................       81,000          377,578
   Toyota Motor Corp.                         Automobiles & Components.............       14,500          563,942
                                                                                                       ----------
                                                                                                        5,618,472
                                                                                                       ----------

MEXICO -- 2.42%
   America Movil SA (L Shares) - ADR          Wireless Telecommunication Services..       16,500          726,000
                                                                                                       ----------

NETHERLANDS -- 5.18%
   ING Groep NV                               Diversified Financial Services.......       26,234          692,447
   Koninklijke Numico NV                      Food Products........................       13,800          463,784
   Reed Elsevier NV                           Media................................       30,600          400,925
                                                                                                       ----------
                                                                                                        1,557,156
                                                                                                       ----------

                       See notes to financial statements.


1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                                                              OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          ---------                      --------      -----------
NORWAY -- 1.63%
   Telenor ASA                                Telecommunication Services...........       61,500       $  488,298
                                                                                                       ----------

Singapore -- 2.79%
   DBS Group Holdings Ltd.                    Banks................................       44,855          420,200
   Keppel Corp. Ltd.                          Capital Goods........................       86,900          417,475
                                                                                                       ----------
                                                                                                          837,675
                                                                                                       ----------
Spain -- 3.03%
   Banco Popular Espanol SA                   Banks................................        7,900          446,988
   Grupo Ferrovial SA                         Construction & Engineering...........       10,500          463,605
                                                                                                       ----------
                                                                                                          910,593
                                                                                                       ----------

Sweden -- 2.62%
   Ericsson (LM) Tel - Sponsored ADR*         Wireless Telecommunication Services..       14,300          413,413
   Getinge AB (B Shares)                      Health Care Equipment & Services.....       33,600          374,349
                                                                                                       ----------
                                                                                                          787,762
                                                                                                       ----------

Switzerland -- 4.38%
   Nestle SA - Sponsored ADR                  Food Products........................        7,000          415,100
   Novartis AG - Registered Shares            Pharmaceuticals......................       11,170          530,864
   SGS SA                                     Commercial Services..................          583          370,243
                                                                                                       ----------
                                                                                                        1,316,207
                                                                                                       ----------

United Kingdom -- 16.43%
   Barclays PLC                               Banks................................       56,634          553,616
   BP PLC                                     Oil & Gas............................       95,972          927,606
   Capita Group PLC                           Commercial Services & Supplies.......       68,700          443,094
   HSBC Holdings PLC                          Banks................................       27,200          438,330
   Reckitt Benckiser PLC                      Household Products...................       14,805          405,009
   Royal Bank of Scotland Group PLC           Banks................................       16,093          474,449
   Sabmiller PLC                              Brewery..............................       35,090          505,362
   Tesco PLC                                  Food & Drug Retailing................       92,003          484,238
   Vodafone Airtouch PLC                      Wireless Telecommunication Services..      274,730          703,487
                                                                                                       ----------
                                                                                                        4,935,191
                                                                                                       ----------
   TOTAL COMMON STOCK (Cost $23,075,054)...........................................                    29,950,423
                                                                                                       ----------

                       See notes to financial statements.

1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                                                              OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                                                          SHARES        (NOTE 2)
                                                                                         --------      -----------
SHORT-TERM INVESTMENT -- 0.19%

   Evergreen Institutional Money Market Fund - I Shares (Cost $55,840)..........          55,840      $    55,840
                                                                                                      -----------

TOTAL INVESTMENTS (Cost $23,130,894)+ -- 99.89%.................................                      $30,006,263

OTHER ASSETS AND LIABILITIES, NET -- 0.11%    ..................................          34,000
                                                                                                      -----------

NET ASSETS -- 100.00%...........................................................                      $30,040,263
                                                                                                      ===========


MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Investments
   Consumer Discretionary -- 12.00%       Information Technology -- 7.04%
   Consumer Staples -- 8.92%              Materials -- 6.80%
   Energy -- 8.88%                        Other -- 0.19%
   Financials -- 27.39%                   Telecommunication Services -- 7.59%
   Health Care -- 7.06%                   Utilities -- 4.10%
   Industrials -- 10.03%





* Non-income producing securities
ADR -- American Depositary Receipt


                       See notes to financial statements.

1838 FIXED INCOME FUND
--------------------------------------------------------------------------------
TO THE SHAREHOLDER:

Fiscal year 2004 introduced several macroeconomic concerns that have not yet been resolved. Globally, industrial production in China is currently growing at an unsustainable rate of over 16% and is expected to slow to below 10% to prevent a hyperinflationary environment. This impact is expected to be significant since exports directed to China account for over 25% of export growth in the US and Germany and over 40% of export growth in Japan and Korea.(1) World GDP remained productive at about 4%, but as the rate of growth in China slows and historically high oil prices weigh on capital project profitability, estimates for future growth are revising downward.

Closer to home, the US economic environment is equally cloudy. Corporate profitability remains tethered to an already strapped consumer and an average of the past five recovery cycles indicates that there is a 6.5 million job shortfall for the current recovery(2). Also, the personal savings rate as a percentage of income is at an historic low, energy prices are high, the current account deficit is widening and the housing sector is proving to be the consumer's new asset to lever. Couple these macroeconomic pressures with the continuing war in Iraq and a presidential election and it is no wonder that investors have had many reasons to be concerned though October 2004.


---------------------
(1) "Global Rebalancing: Now or Never?" Roach, Stephen. Morgan Stanley Research, p4, October 2004.
(2) "Global Rebalancing: Now or Never?" Roach, Stephen. Morgan Stanley Research, p8, October 2004.


                                FIXED INCOME FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT*

               [Line graph omitted--plot points are as follows:]

               1838 Fixed Income Fund          Lehman Aggregate
9/2/97                 10000                          10000
Oct-97                 10270                          10295
Oct-98                 10913                          11257
Oct-99                 10999                          11316
Oct-00                 11696                          12142
Oct-01                 13375                          13910
Oct-02                 13892                          14729
Oct-03                 14679                          15452
Oct-04                $15359                         $16307



                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED OCTOBER 31, 2004
--------------------------------------------------------------------------------------------------
                                                               SINCE            FINAL VALUE OF A
                            1 YEAR           5 YEAR          INCEPTION         $10,000 INVESTMENT
                             -----            -----          --------           ----------------
 FUND                        4.63%           6.91%             6.17%                $15,359
 LEHMAN AGGREGATE            5.54%           7.58%             7.06%                 16,307

* PAST PERFORMANCE OF THE FUND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. THE 1838 FIXED INCOME FUND COMMENCED OPERATIONS ON SEPTEMBER 2, 1997. THE VALUES SHOWN REFLECT A HYPOTHETICAL INITIAL INVESTMENT OF $10,000 WITH DISTRIBUTIONS REINVESTED. RETURNS ARE HIGHER DUE TO 1838 INVESTMENT ADVISORS, LP MAINTENANCE OF THE FUND'S EXPENSE CAP. THE LEHMAN AGGREGATE INDEX IS AN UNMANAGED INDEX WHICH CONSISTS OF BOND ISSUES SPREAD OVER THE INVESTMENT GRADE BOND UNIVERSE AND DOES NOT HAVE ANY ASSOCIATED EXPENSES AND THE RETURNS ASSUME REINVESTMENT OF ALL INTEREST INCOME. YOU CANNOT INVEST IN AN INDEX. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. DISTRIBUTED BY MBIA CAPITAL MANAGEMENT CORPORATION. SEE THE FINANCIAL HIGHLIGHTS ON PAGE 21 FOR MORE DETAILS.

1838 FIXED INCOME FUND
--------------------------------------------------------------------------------

This concern is no better quantified by the fact that since May 2004, treasury rates are lower six months AFTER the beginning of an interest rate tightening cycle than they were at the beginning. The Federal Reserve increased the overnight lending rate from 1.0% to 1.75% and yet, defiantly resilient treasury yields have gone lower by over 0.5% in the 10 year and 30 year maturities. Historically, this inverse relationship between rising lending rates and falling treasury rates has not existed for as long as it has in this current period.

TABLE 1. Treasury Rates.
--------------------------------------------------------------------------

TSY MATURITY      10/31/2003        5/28/2004       10/29/2004
--------------------------------------------------------------------------
 2 YEAR              1.82             2.53             2.55
 3 YEAR              2.24             3.06             2.76
 5 YEAR              3.24             3.79             3.28
10 YEAR              4.29             4.65             4.02
30 YEAR              5.13             5.35             4.79

Yet all this macroeconomic gloom has meant nothing but positive returns during the period for the fixed income investor. So rejoice! For now, interest rates are low, inflation is "benign", productivity is high and corporate America has wrung its excess financing and operating costs. The need for higher yields in a low interest rate environment has also translated into a strong technical investor demand for any type of "spread" product. Agency, treasury, mortgage and asset-backed fixed income instruments are all providing returns in excess of similar maturity treasuries calendar YTD through October, 2004.

Higher prices in all sectors of the fixed income market translated to positive returns fiscal YTD for the 1838 Fixed Income Fund (the "Fund") and the Lehman Aggregate Bond Index (the "Index"). The Fund returned 4.63% (net of fees and expenses) and the Index returned 5.54%. Returns are positive, yet they lagged the Index. Why did this happen?

As the Federal Reserve began to increase the overnight lending rate in June from 1.0% to 1.25% we moved the Fund's duration to a position shorter than the Index in anticipation of higher rates. Further, we knew the Federal Reserve was not done in 2004 since they were looking to move to a "neutral" rate through a series of "gradual" Fed Funds rate moves. The Fed continued to move but the anomaly of lower interest rates in a rising lending rate environment materialized. This explains the Fund's underperformance versus the benchmark. Fortunately, this underperformance was mitigated somewhat by the Fund's overweight in "spread" product.

1838 FIXED INCOME FUND
--------------------------------------------------------------------------------

The Fund's exposure, based on long-term market value, compared to the Index at October 31, 2004 was as follows:

                                    1838 FIXED        LEHMAN AGGREGATE
                                    INCOME FUND          BOND INDEX
                                   -------------       ---------------
         Corporate Bonds.......           40%                 25%
         Mortgage-Backed.......           32%                 35%
         Asset-Backed..........           12%                  4%
         Agencies..............           10%                 11%
         Treasuries............            6%                 25%


OUTLOOK:

Once some of the macroeconomic uncertainty (like China, the US election, the war in Iraq and oil prices) is removed from the global picture, we would conclude that lower treasury yields in a higher lending rate environment will be unsustainable. The question that no one can answer is, when? For this reason, we believe that maintaining a short duration for the Fund versus the Index is the correct, long-term strategy that will eventually lead to excess returns versus the Index.

With respect to the "spread" sectors in the fixed income market, we believe that most of the good news has already been priced in. But the additional yield compensation for overweighting these sectors will be necessary to achieve the appropriate yield versus the Index. So since we believe that there is more downside risk than upside potential to these sectors, we are positioning the portfolio towards a higher overall credit quality. In the absence of a drastically different credit environment, we expect the Fund to have very little exposure to the longer-dated, lower credit-quality assets in 2005.


                                   Sincerely,




                                   /S/ Clifford D. Corso
                                   Vice President & Portfolio Manager

November 17, 2004

1838 FIXED INCOME FUND
--------------------------------------------------------------------------------
                             ALLOCATION OF PORTFOLIO
                                OCTOBER 31, 2004
--------------------------------------------------------------------------------

                [Pie Chart omitted--plot points are as follows:]

                                 Treasury 6.84%
                                 Agencies 9.49%
                                 Credit 39.54%
                                Mortgages 32.02%
                              Asset Backed 10.01%
                                   CMBS 1.7%
                                   CMO 0.41%

--------------------------------------------------------------------------------
                                 EXPENSE EXAMPLE
                                OCTOBER 31, 2004
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by MBIA-MISC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the

1838 FIXED INCOME FUND
--------------------------------------------------------------------------------

                           EXPENSE EXAMPLE (Continued)
                                OCTOBER 31, 2004
--------------------------------------------------------------------------------

Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

PLEASE NOTE THAT THE EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT YOUR ONGOING COSTS ONLY AND DO NOT REFLECT ANY TRANSACTIONAL COSTS, SUCH AS SALES CHARGES (LOADS), REDEMPTION FEES, OR EXCHANGE FEES. THEREFORE, THE SECOND LINE OF THE TABLE IS USEFUL IN COMPARING ONGOING COSTS ONLY, AND WILL NOT HELP YOU DETERMINE THE RELATIVE TOTAL COSTS OF OWNING DIFFERENT FUNDS. IN ADDITION, IF THESE TRANSACTIONAL COSTS WERE INCLUDED, YOUR COSTS WOULD HAVE BEEN HIGHER.


                                                BEGINNING                ENDING            EXPENSES PAID
                                              ACCOUNT VALUE           ACCOUNT VALUE        DURING PERIOD
                                                 5/1/04                 10/31/04         5/1/04 - 10/31/04
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $1,034.30              $3.07
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         1,000.00                1,022.12               3.05
-----------------------------------------------------------------------------------------------------------

1838 FIXED INCOME FUND
SCHEDULE OF INVESTMENTS                                                                         OCTOBER 31, 2004
-----------------------------------------------------------------------------------------------------------------


                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING         AMOUNT         (NOTE 2)
                                                                       ------------     --------      -----------
CORPORATE BONDS -- 37.93%
   FINANCIAL -- 13.47%
      Chubb Corp., 3.95%, 04/01/08...................................      A2/A       $  400,000   $      402,122
      Credit Suisse FB USA Inc., 3.875%, 01/15/09....................     Aa3/A+         365,000          366,192
      Ford Motor Credit Co., 7.00%, 10/01/13.........................     A3/BBB-        185,000          195,370
      GE Global Insurance Holding, 7.00%, 02/15/26...................      A1/A-         365,000          399,665
      General Motors Acceptance Corp., 4.375%, 12/10/07..............     A3/BBB-        475,000          475,300
      Goldman Sachs Group Inc., 6.125%, 02/15/33.....................     Aa3/A+         205,000          209,039
      New York Life Insurance Co., 5.875%, 05/15/33, 144A............     Aa3/AA-        200,000          204,697
      Washington Mutual Inc., 4.375%, 01/15/08.......................      A3/A-         370,000          379,661
                                                                                                    -------------
                                                                                                        2,632,046
                                                                                                    -------------
   INDUSTRIAL & MISCELLANEOUS -- 15.19%
      BAE Systems 2001 Asset Trust, 6.664%, 09/15/13, 144A*..........     Aaa/AAA        251,106          279,443
      Centex Corp., 4.75%, 01/15/08..................................    Baa2/BBB        380,000          391,383
      Ford Motor Co., 7.45%, 07/16/31................................    Baa1/BBB-        85,000           82,780
      International Paper Co., 5.85%, 10/30/12.......................    Baa2/BBB        345,000          368,337
      Reed Elsevier Capital, 6.125%, 08/01/06........................      A3/A-         335,000          352,036
      SAB Miller PLC, 6.625%, 08/15/33, 144A.........................    Baa1/BBB+       350,000          393,875
      Tyco International Group, 6.125%, 01/15/09.....................    Baa3/BBB        340,000          370,949
      United Mexican States, 4.625%, 10/08/08........................    Baa2/BBB-       380,000          386,460
      Weyerhaeuser Co., 6.00%, 08/01/06..............................    Baa2/BBB        325,000          341,848
                                                                                                    -------------
                                                                                                        2,967,111
                                                                                                    -------------
   TELECOMMUNICATIONS & MULTIMEDIA -- 9.27%
      AT&T Wireless Services Inc., 7.50%, 05/01/07...................     Baa2/A         190,000          209,438
      AOL Time Warner, 6.125%, 04/15/06..............................    Baa1/BBB+       180,000          188,171
      AOL Time Warner, 7.625%, 04/15/31..............................    Baa1/BBB+       235,000          278,430
      British Telecom PLC, 8.375%, 12/15/10..........................     Baa1/A-        175,000          212,355
      Comcast Corp., 7.05%, 03/15/33.................................    Baa3/BBB         35,000           39,533
      Deutsche Telekom International Finance, 7.75%, 06/15/05........    Baa1/BBB+       195,000          201,685
      France Telecom, 7.75%, 03/01/11................................    Baa2/BBB+       280,000          336,287
      GTE North Inc., 6.73%, 02/15/28................................      A1/A+         340,000          344,566
                                                                                                    -------------
                                                                                                        1,810,465
                                                                                                    -------------
         TOTAL CORPORATE BONDS (Cost $7,220,868).....................                                   7,409,622
                                                                                                    -------------

ASSET BACKED SECURITIES -- 11.72%
      Bear Stearns Commercial Mortgage Sec., Ser. 1999-WF2, Cl. A2,
        7.08%, 06/15/09..............................................     Aaa/AAA        285,000          322,478
      Carmax Auto Owner Trust, Ser. 2004-1, Cl. A3, 2.66%, 05/15/08..     Aaa/AAA        425,000          424,007



                       See notes to financial statements.

1838 FIXED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                                                             OCTOBER 31, 2004
-----------------------------------------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING         AMOUNT         (NOTE 2)
                                                                       ------------     --------        ---------
      Drivetime Auto Owner Trust, Ser. 2004-A, Cl. A3,
         2.419%, 08/15/08, 144A......................................     Aaa/AAA     $  410,000    $     405,103
      Franklin Auto Trust, Ser. 2003-1, Cl. A4, 2.27%, 05/20/11......     Aaa/AAA        380,000          374,863
      FHLMC Structured Pass Through Sec., Ser. H005,
        Cl. A2, 2.55%, 08/15/07......................................     Aaa/AAA         84,529           84,107
      Long Beach Auto Receivables Trust, Ser. 2003-A, Cl. A3,
        2.021%, 07/15/07.............................................     Aaa/AAA        340,931          340,301
      TF Auto Receivables Owner Trust, Ser. 2002-1, Cl. A3,
        3.00%, 05/12/09, 144A........................................     Aaa/AAA        242,884          243,340
      Textron Financial Corp. Receivables Trust, Ser. 2000-B, Cl. A3,
        6.99%, 03/15/06, 144A........................................     Aaa/AAA         95,397           95,369
                                                                                                    -------------
         TOTAL ASSET BACKED SECURITIES (Cost $2,257,723).........................................       2,289,568
                                                                                                    -------------

MORTGAGE BACKED SECURITIES -- 30.97%
      FGCI, Pool # E92496, 5.50%, 11/01/17...........................     Aaa/AAA         16,794           17,409
      FGCI, Pool # B13342, 5.50%, 04/01/19...........................     Aaa/AAA        168,069          174,151
      FGCI, Pool # B13580, 5.00%, 04/01/19...........................     Aaa/AAA        199,803          203,999
      FGLMC, Pool # C72047, 7.00%, 09/01/32..........................     Aaa/AAA          4,283            4,550
      FGLMC, Pool # A00930, 10.00%, 05/01/20.........................     Aaa/AAA          5,693            6,396
      FGLMC, Pool # A22212, 5.50%, 05/01/34..........................     Aaa/AAA        313,121          319,307
      FGLMC, Pool # C80342, 6.50%, 09/01/25..........................     Aaa/AAA         28,465           30,041
      FGLMC, Pool # D85515, 6.50%, 01/01/28..........................     Aaa/AAA        172,918          182,301
      FGLMC, Pool # C16503, 6.50%, 10/01/28..........................     Aaa/AAA          2,219            2,338
      FGLMC, Pool # C00967, 8.50%, 02/01/30..........................     Aaa/AAA         97,404          106,372
      FGLMC, Pool # C01361, 6.00%, 05/01/32..........................     Aaa/AAA        195,610          202,804
      FGLMC, Pool # A14640, 5.00%, 10/01/33..........................     Aaa/AAA        945,314          945,165
      FNCI, Pool # 303728, 6.00%, 01/01/11...........................     Aaa/AAA        182,041          191,442
      FNCI, Pool # 535003, 7.00%, 11/01/14...........................     Aaa/AAA         99,355          105,466
      FNCI, Pool # 357279, 6.00%, 05/01/17...........................     Aaa/AAA        295,054          309,820
      FNCI, Pool # 701353, 5.00%, 04/01/18...........................     Aaa/AAA        155,544          161,356
      FNCI, Pool # 780962, 4.50%, 05/01/19...........................     Aaa/AAA        230,958          231,838
      FNCI, Pool # 695852, 5.00%, 05/01/18...........................     Aaa/AAA        303,023          309,674
      FNCI, Pool # 722798, 5.00%, 05/01/19...........................     Aaa/AAA        237,327          242,536
      FNCL, Pool # 481429, 6.00%, 01/01/29...........................     Aaa/AAA        422,354          439,064
      FNCL, Pool # 522898, 8.00%, 01/01/30...........................     Aaa/AAA         74,620           81,146
      FNCL, Pool # 526025, 8.00%, 01/01/30...........................     Aaa/AAA         48,417           52,647
      FNCL, Pool # 704096, 5.50%, 05/01/33...........................     Aaa/AAA        724,502          739,125
      FNCL, Pool # 743430, 5.50%, 10/01/33...........................     Aaa/AAA        379,648          387,310



                       See notes to financial statements.

1838 FIXED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                                                             OCTOBER 31, 2004
-----------------------------------------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING         AMOUNT         (NOTE 2)
                                                                       ------------     --------       ----------

      GNSF, Pool # 6937, 8.50%, 12/15/05.............................     Aaa/AAA   $        500    $         510
      GNSF, Pool # 780374, 7.50%, 12/15/23 ..........................     Aaa/AAA        175,063          189,842
      GNSF, Pool # 417239, 7.00%, 02/15/26...........................     Aaa/AAA        264,445          283,266
      GNSF, Pool # 569684, 6.00%, 02/15/32...........................     Aaa/AAA        119,899          124,966
      GNSF, Pool # 588967, 6.00%, 11/15/32...........................     Aaa/AAA          4,345            4,529
                                                                                                    -------------
         TOTAL MORTGAGE BACKED SECURITIES (Cost $5,887,189)......................................       6,049,370
                                                                                                    -------------

U.S. AGENCY OBLIGATIONS -- 9.10%
      FFCB, 3.25%, 06/15/07..........................................     Aaa/AAA        210,000          211,179
      FHLMC, 5.125%, 11/07/13........................................     Aaa/AAA        250,000          251,973
      FHLMC, Sub. Notes, 6.25%, 03/05/12.............................     Aa2/AA-        535,000          565,420
      FNMA, 6.00%, 5/15/08...........................................     Aaa/AAA        170,000          185,376
      FNMA, 3.125%, 03/16/09.........................................     Aaa/AAA        405,000          395,965
      Freddie Mac MTN., 3.60%, 05/7/08...............................     Aaa/AAA        165,000          167,144
                                                                                                    -------------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,758,981)..............................       1,777,057
                                                                                                    -------------

U.S. TREASURY OBLIGATIONS** -- 6.60%
      U.S. Treasury Notes, 1.50%, 03/31/06...........................     Aaa/AAA        250,000          247,061
      U.S. Treasury Notes, 2.75%, 06/30/06...........................     Aaa/AAA        225,000          226,107
      U.S. Treasury Notes, 2.50%, 10/31/06...........................     Aaa/AAA        195,000          194,752
      U.S. Treasury Notes, 3.125%, 04/15/09..........................     Aaa/AAA         90,000           89,757
      U.S. Treasury Bonds, 5.375%, 02/15/31..........................     Aaa/AAA        490,000          532,207
                                                                                                    -------------
         TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,262,959).......................................       1,289,884
                                                                                                    -------------

                                                                                         SHARES
                                                                                        --------
SHORT-TERM INVESTMENTS -- 3.97%
      Evergreen Institutional Money Market Fund - I Shares (Cost $775,472).......        775,472          775,472
                                                                                                    -------------

TOTAL INVESTMENTS (Cost $19,163,192) -- 100.29%..................................................   $  19,590,973

OTHER ASSETS AND LIABILITIES, NET -- (0.29%).....................................................         (57,170)
                                                                                                    -------------

NET ASSETS -- 100.00%............................................................................   $  19,533,803
                                                                                                    -------------

-----------------------------------------------------------------------------------------------------------------

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of October 31, 2004, these securities amounted to 8.30% of net assets. These securities have been determined to be liquid under guidelines approved by the Board of Trustees.
 * The bond's principal and interest payments are insured by MBIA, Inc., the parent company of the Fund's sub-advisor, MBIA Capital Management Corp. (See Note 7).
** While no ratings are shown for U.S. Treasury Obligations, they are considered to be of the highest quality, comparable to Moody's Aaa rating and S&P's AAA rating.

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES                                                              OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------

                                                                              INTERNATIONAL         FIXED INCOME
                                                                               EQUITY FUND              FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (identified cost $23,130,894 and $19,163,192,
   respectively) (Note 2)...............................................       $30,006,263          $19,590,973
Receivables:
   Dividends, interest and foreign tax reclaims.........................            61,847              160,684
   Reimbursement due from Advisor (Note 4)..............................            16,078                9,574
Other assets............................................................             9,788                4,407
---------------------------------------------------------------------------------------------------------------------------
     Total assets.......................................................        30,093,976           19,765,638
---------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
Due to affiliates (Note 4)..............................................               --                 2,967
Payable for investment securities purchased.............................               --               194,724
Other accrued expenses..................................................            53,713               34,144
---------------------------------------------------------------------------------------------------------------------------
     Total liabilities..................................................            53,713              231,835
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS..............................................................       $30,040,263          $19,533,803
===========================================================================================================================

NET ASSETS CONSIST OF:
Shares of beneficial interest...........................................    $        2,390       $        2,093
Additional capital paid-in..............................................        34,311,760           18,528,525
Accumulated net realized gain (loss) on investments.....................       (11,180,107)             575,404
Net unrealized appreciation on:
   Investments..........................................................         6,875,369              427,781
   Translation of assets and liabilities in foreign currencies..........            30,851                  --
---------------------------------------------------------------------------------------------------------------------------


NET ASSETS..............................................................       $30,040,263          $19,533,803
===========================================================================================================================
Shares of beneficial interest outstanding...............................         2,390,436            2,093,240

NET ASSETS VALUE, offering and redemption price per share
   (Net assets/Outstanding shares of beneficial interest)...............          $  12.57            $    9.33
===========================================================================================================================


                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------

                                                                              INTERNATIONAL        FIXED INCOME
                                                                               EQUITY FUND             FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends...........................................................        $  827,999          $       --
   Interest............................................................             3,894            1,157,754
   Foreign taxes withheld .............................................           (94,529)                 --
---------------------------------------------------------------------------------------------------------------------------
             Total Investment Income...................................           737,364            1,157,754
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 4)...................................           295,166              123,059
   Administration fee (Note 4).........................................            23,613               16,500
   Accounting fee (Note 4).............................................            60,000               40,000
   Custodian fees .....................................................            40,209                8,709
   Transfer agency fees (Note 4).......................................            20,000               20,000
   Trustees' fees (Note 4).............................................            31,922               14,624
   Audit fees..........................................................            23,721               11,034
   Legal fees..........................................................            29,200               25,277
   Registration fees...................................................            19,486               17,816
   Reports to shareholders.............................................            11,368                5,026
   Other...............................................................            28,040               24,598
---------------------------------------------------------------------------------------------------------------------------
     Total expenses....................................................           582,725              306,643
     Advisory fees waived (Note 4).....................................           (93,109)            (123,059)
     Reimbursement from Advisor (Note 4)...............................                --              (35,511)
---------------------------------------------------------------------------------------------------------------------------
           Total expenses, net.........................................           489,616              148,073
---------------------------------------------------------------------------------------------------------------------------
              Net investment income....................................           247,748            1,009,681
---------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCY:
      Net realized gain (loss) from:
         Investment transactions.......................................         5,930,314              651,975
         Foreign currency transactions.................................          (250,399)                --
---------------------------------------------------------------------------------------------------------------------------
           Total net realized gain.....................................         5,679,915              651,975
---------------------------------------------------------------------------------------------------------------------------
      Change in unrealized appreciation (depreciation) of:
         Investments...................................................         1,885,748             (414,628)
         Translation of assets and liabilities in foreign currencies...            (2,098)                --
---------------------------------------------------------------------------------------------------------------------------
           Total change in unrealized appreciation (depreciation)......         1,883,650             (414,628)
---------------------------------------------------------------------------------------------------------------------------
                Net gain on investments and foreign currency...........         7,563,565              237,347
---------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................       $ 7,811,313          $ 1,247,028
===========================================================================================================================


                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

                                                                              INTERNATIONAL       FIXED INCOME
                                                                               EQUITY FUND            FUND
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income .........................................         $     247,748         $  1,009,681
   Net realized gain from investment and
        foreign currency transactions.............................             5,679,915              651,975
   Change in unrealized appreciation (depreciation)
        of investments and foreign currency.......................             1,883,650             (414,628)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations..............             7,811,313            1,247,028
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income..........................................                   --            (1,109,577)
   Short-term gains...............................................                   --            (1,390,264)
   Long-term gains................................................                   --            (1,316,635)
---------------------------------------------------------------------------------------------------------------------------
      Total distributions.........................................                    --           (3,816,476)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from Fund share transactions (Note 5)......           (27,861,758)         (18,105,906)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets............................................           (20,050,445)         (20,675,354)
NET ASSETS:
Beginning of year.................................................            50,090,708           40,209,157
---------------------------------------------------------------------------------------------------------------------------
End of year.......................................................           $30,040,263          $19,533,803
===========================================================================================================================

FOR THE YEAR ENDED OCTOBER 31, 2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income .........................................        $      256,903         $  2,946,345
   Net realized gain (loss) from investment and
      foreign currency transactions...............................            (4,412,388)           2,753,015
   Change in unrealized appreciation (depreciation) of
      investments and foreign currency............................            13,099,951           (1,582,276)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations..............             8,944,466            4,117,084
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income..........................................                    --           (2,846,887)
   Long-term gains................................................                    --             (499,526)
---------------------------------------------------------------------------------------------------------------------------
     Total distributions..........................................                    --           (3,346,413)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from Fund share transactions (Note 5)......           (15,360,896)         (50,295,065)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets............................................            (6,416,430)         (49,524,394)
NET ASSETS:
   Beginning of year..............................................            56,507,138           89,733,551
---------------------------------------------------------------------------------------------------------------------------
   End of year (including undistributed net investment income of
       $0 and $99,458, respectively)..............................           $50,090,708          $40,209,157
===========================================================================================================================


                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

INTERNATIONAL EQUITY FUND

                                                                   FOR THE FISCAL YEARS ENDED OCTOBER 31,
------------------------------------------------------------------------------------------------------------------------
                                                            2004            2003            2002              2001
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR..................      $10.50           $8.50           $9.89            $14.59
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income  ...........................        0.10            0.05            0.01              0.03
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions...        1.97            1.95           (1.40)            (3.19)
------------------------------------------------------------------------------------------------------------------------
     Total from investment operations................        2.07            2.00           (1.39)            (3.16)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income........................       --              --              --                --
   From net short-term realized gain on investments..       --              --              --                (0.22)
   From net long-term realized gain on investments...       --              --              --                (1.32)
------------------------------------------------------------------------------------------------------------------------
     Total distributions.............................       --              --              --                (1.54)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF YEAR........................      $12.57          $10.50           $8.50             $9.89
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................................      19.71%          23.53%         (14.05)%          (23.94)%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)(1)..................       1.25%           1.23%           1.10%             1.04%
   Expenses (excluding fee waivers)..................       1.48%             N/A             N/A               N/A
   Net investment income ............................       0.63%           0.55%           0.08%             0.26%
Portfolio turnover rate..............................      36.70%          45.93%          31.51%            41.58%
Net assets, end of year (in 000's)...................      30,040         $50,091         $56,507           $72,007


                                                 FOR THE FISCAL YEARS ENDED OCTOBER 31,
----------------------------------------------------------------------------------------
                                                                  2000
----------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR..................           $14.57
----------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income  ...........................             0.01
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions...             0.78
----------------------------------------------------------------------
     Total from investment operations................             0.79
----------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income........................            --
   From net short-term realized gain on investments..            (0.45)
   From net long-term realized gain on investments...            (0.32)
----------------------------------------------------------------------
     Total distributions.............................            (0.77)
----------------------------------------------------------------------
NET ASSET VALUE - END OF YEAR........................           $14.59
----------------------------------------------------------------------
----------------------------------------------------------------------
TOTAL RETURN.........................................            5.06%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)(1)..................            1.10%
   Expenses (excluding fee waivers)..................              N/A
   Net investment income ............................            0.04%
Portfolio turnover rate..............................           51.99%
Net assets, end of year (in 000's)...................         $101,686


1 1838 Investment Advisers, LP has voluntarily agreed to waive its fees and/or reimburse the Fund so the total operating expenses do not exceed 1.25% of average daily net assets.


                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FIXED INCOME FUND                                                  FOR THE FISCAL YEARS ENDED OCTOBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                    2004              2003               2002              2001              2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR.........      $10.16            $10.11             $10.49             $9.75             $9.81
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income(1).................        0.39              0.48               0.56              0.61              0.63
   Net realized and unrealized gain (loss)
     on investments ........................        0.04              0.08              (0.19)             0.75             (0.04)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations(1)...        0.43              0.56               0.37              1.36              0.59
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income...............       (0.42)            (0.45)             (0.56)            (0.62)            (0.65)
   Return of capital........................         --                --                 --                --                --
   From net short-term realized gain on
     investments............................       (0.43)              --               (0.16)              --                --
   From net long-term realized gain on
     investments............................       (0.41)            (0.06)             (0.03)              --                --
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions...................       (1.26)            (0.51)             (0.75)            (0.62)            (0.65)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF YEAR...............      $ 9.33            $10.16             $10.11            $10.49             $9.75
====================================================================================================================================
TOTAL RETURN................................        4.63%             5.67%              3.86%            14.36%             6.33%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)(2).........        0.60%             0.60%              0.60%             0.60%             0.60%
   Expenses (excluding fee waivers).........        1.25%             0.84%              0.74%             0.70%             0.75%
   Net investment income(1).................        4.11%             4.59%              5.58%             6.09%             6.57%
Portfolio turnover rate.....................       82.95%           234.92%            205.61%           199.43%           361.63%
Net assets, end of year (in 000's)..........      $19,534           $40,209            $89,734          $128,671          $152,319

(1) Effective November 1, 2001, the Fixed Income Fund adopted the required provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets by 0.09%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in accounting principle.

(2) 1838 Investment Advisors, LP has voluntarily agreed to waive its fees and/or reimburse the Fund so the total operating expenses do not exceed 0.60% of average daily net assets.

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS                               OCTOBER 31, 2004
-------------------------------------------------------------------------------

NOTE 1 -- DESCRIPTION OF THE FUNDS
The 1838 Investment Advisors Funds (the "Trust") was organized as a Delaware series business trust on December 9, 1994, and is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust consists of two Funds: the 1838 International Equity Fund and the 1838 Fixed Income Fund (each a "Fund" and collectively, the "Funds"). The investment objectives of each Fund are set forth below.

The 1838 International Equity Fund (the "International Fund") commenced operations on August 3, 1995. The Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing at least 80% of its total assets in a diversified portfolio of equity securities of issuers located in countries other than the United States.

The 1838 Fixed Income Fund (the "Fixed Income Fund") commenced operations on September 2, 1997. The Fund's investment objective is maximum current income, with a secondary objective of growth. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of fixed income securities.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION. Each Fund's securities, except investments with remaining maturities of 60 days or less, for which representative market quotations are available will be valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the security's principal market or exchange on which it trades. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but prior to the NAV calculation, then that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by the Board of Trustees. In determining fair value, the Trustees may employ an independent pricing service. As of October 31, 2004, there were no securities valued by, or under procedures established by, the Board of Trustees.

FEDERAL INCOME TAXES. Each Fund is treated as a separate entity and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

        (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

        (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 2004
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Fund may enter into forward foreign currency exchange contracts ("FFCEC"). Additionally, the International Fund may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at fair value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. There were no FFCEC to hedge foreign currency assets outstanding at October 31, 2004.

DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES. The Fixed Income Fund distributes net investment income monthly. All other distributions by the Funds will be made annually in December. Additional distributions may be made by each Fund to the extent necessary. Distributions of net investment income and net realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America ("GAAP"). These differences are primarily due to differing treatments of gains or losses on foreign currency transactions and losses deferred due to wash sales. Net investment income, short-term gains and foreign currency gains are taxed as ordinary income and long-term gains are taxed as capital gains.

Distributions during the fiscal year October 31, 2004 were characterized as follows for tax purposes:

                               ORDINARY           CAPITAL          TOTAL
 FUND                           INCOME             GAIN        DISTRIBUTION
 -----------                  -----------       -----------    ------------
International Fund.........           --               --               --
Fixed Income Fund..........   $2,499,841       $1,316,635       $3,816,476

Distributions during the fiscal year ended October 31, 2003 were characterized as follows for tax purposes:


                               ORDINARY          CAPITAL           TOTAL
 FUND                           INCOME            GAIN         DISTRIBUTION
 -----------                  -----------      -----------     ------------
International Fund.........           --              --                --
Fixed Income Fund..........   $2,846,887        $499,526        $3,346,413

At October 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                  UNDISTRIBUTED      UNDISTRIBUTED        CAPITAL
                                    ORDINARY           LONG TERM           LOSS            UNREALIZED
FUND                                 INCOME          CAPITAL GAIN      CARRYFORWARD       APPRECIATION
-----------                        -----------       ------------      -------------       -----------
International Fund................ $      --         $       --       $(11,090,458)       $6,816,571
Fixed Income Fund.................   128,629            460,538                 --           414,018

As of October 31, 2004, the following table shows the capital loss carryovers available to offset possible future capital gains for the following Funds:

FUND                                     AMOUNT            EXPIRATION DATE
-----------                        ------------------- -----------------------
International Fund..............       $6,950,076             10/31/2010
                                       $4,140,382             10/31/2011

During the year ended October 31, 2004, the 1838 International Equity Fund reclassified $247,748 from undistributed net investment income and $2,651 from paid in capital to accumulated net realized loss on investments to align financial reporting with tax reporting. During the year ended October 31, 2004, the 1838 Fixed Income Fund reclassified $438 from undistributed net investment income to accumulated net realized gain on investments to align financial reporting with tax reporting.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 2004
--------------------------------------------------------------------------------

At October 31, 2004, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation/(depreciation) of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value.


                                                  NET UNREALIZED         GROSS             GROSS
                                  AGGREGATE        APPRECIATION/      UNREALIZED        UNREALIZED
FUND                               TAX COST       (DEPRECIATION)     APPRECIATION      DEPRECIATION
-----------                       -----------      ------------      ------------      ------------
International Fund................ $23,220,543      $6,785,720        $7,342,257         $556,537
Fixed Income Fund.................  19,176,955         414,018           447,861           33,843

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

OTHER. Investment security transactions are accounted for on a trade date basis. The specific identification method is utilized for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES
During the fiscal year ended October 31, 2004, purchases and sales of investment securities, other than short-term investments, were as follows:

                                        INTERNATIONAL     FIXED INCOME
                                             FUND             FUND
                                        -------------     -------------
   Purchases.........................    $14,239,044       $20,200,721
   Sales.............................     41,749,820        41,228,735

Purchases, sales and maturities of U.S. Government securities, during the fiscal year ended October 31, 2004, were as follows:

                                         INTERNATIONAL     FIXED INCOME
                                             FUND             FUND
                                         ------------     -------------
   Purchases.........................        $ --          $12,533,741
   Sales.............................          --           26,361,597

NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust, on behalf of each Fund, employs 1838 Investment Advisors, LP (the "Investment Advisor"), a registered investment adviser under the 1940 Act, to furnish investment advisory services to the Funds pursuant to an Investment Advisory Agreement with the Trust dated July 20, 2004. On May 13, 2004, the Investment Advisor underwent a change of control when MBIA, Inc. sold 1838 Investment Advisors, LLC, the Trust's previous investment advisor, to Andover Acquisition Co., LP, an affiliate of Orca Bay Partners, together with 1838 Investment Advisors, LLC's management. For a detailed discussion of the change in control of the Investment Advisor please refer to Note 7. The Investment Advisor supervises the investment of the assets of the Funds in accordance with each Fund's investment objective, policies and restrictions.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 2004
--------------------------------------------------------------------------------

The Trust pays the Investment Advisor a monthly fee at the following annual rates of each Fund's average daily net assets: 0.75% for the International Fund and 0.50% for the Fixed Income Fund. The Investment Advisor has voluntarily agreed to waive its advisory fee and/or reimburse each Fund monthly to the extent that the total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) will exceed the following annual rates of each Fund's average daily net assets: 1.25% for the International Fund and 0.60% for the Fixed Income Fund. This undertaking may be rescinded at any time in the future.

The following table summarizes the advisory fees incurred by the Funds for the fiscal year ended October 31, 2004:


                                   GROSS         ADVISORY FEE          NET            ADVISOR
                                ADVISORY FEE        WAIVER        ADVISORY FEE     REIMBURSEMENT
                                ------------     ------------     ------------     -------------
International Fund.............  $295,166        $  93,109          $202,057       $        0
Fixed Income Fund..............   123,059          123,059                --           35,511

1838 Investment Advisors, LP ("1838 LP") also serves as Administrator to the Trust pursuant to an Administration Agreement with the Trust on behalf of each Fund dated July 20, 2004. The Administrator is responsible for services such as financial reporting, compliance monitoring and corporate management. The Trust paid 1838 LP a monthly asset-based fee at the annual rate of 0.06% of each Fund's average daily net assets, with a minimum annual fee per Fund of $15,000. For the fiscal year ended October 31, 2004, 1838 LP's administration fees amounted to $23,613 for the International Fund and $16,500 for the Fixed Income Fund.

MBIA Municipal Investors Services Corporation ("MBIA MISC"), a direct, wholly-owned subsidiary of MBIA Inc., serves as Accounting Agent to the Trust. As Accounting Agent, MBIA MISC determines each Fund's net asset value per share and provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. The Trust pays MBIA MISC a monthly asset-based fee at the annual rate of $40,000, plus 0.03% of the Fund's average daily net assets in excess of $50 million for the Fixed Income Fund. For the International Fund the Trust pays at the annual rate of $60,000, plus 0.03% of average daily net assets in excess of $50 million. For the fiscal year ended October 31, 2004, MBIA MISC's accounting fees amounted to $60,000 for the International Fund and $40,000 for the Fixed Income Fund.

MBIA MISC also serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement with the Trust. For these services, MBIA MISC receives an annual fee per Fund of $20,000, and is reimbursed for out-of-pocket expenses. For the fiscal year ended October 31, 2004, MBIA MISC's transfer agent fees amounted to $20,000 for each Fund.

MBIA Capital Management Corporation (the "distributor"), a direct, wholly-owned subsidiary of MBIA Inc., entered into a Distribution Agreement with the Trust to assist in securing purchasers for shares of each Fund. The distributor also directly or through its affiliates, provides investor support services. The distributor receives no compensation for distributing the Funds' shares, except for reimbursement of its out-of-pocket expenses.

The Trustees of the Trust who are "interested persons" of the Trust, the Investment Advisor or its affiliates and all personnel of the Trust or the Investment Advisor performing services related to research, statistical and investment activities are paid by the Investment Advisor or its affiliates.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 2004
--------------------------------------------------------------------------------

NOTE 5 -- FUND SHARE TRANSACTIONS
At October 31, 2004, there were an unlimited number of shares of beneficial interest with a $0.001 par value, authorized. The following table summarizes the activity in shares of each Fund:

INTERNATIONAL FUND
                                                         FOR THE FISCAL YEAR             FOR THE FISCAL YEAR
                                                       ENDED OCTOBER 31, 2004           ENDED OCTOBER 31, 2003
                                                      ---------------------------     ----------------------------
                                                        SHARES           AMOUNT          SHARES           AMOUNT
                                                      -----------     -----------     ------------      ----------
Shares sold.....................................       250,288         $2,908,449         319,488        $2,920,560
Shares redeemed.................................    (2,628,487)       (30,770,207)     (2,195,911)      (18,281,456)
                                                     ---------        -----------       ---------       -----------
Net decrease....................................    (2,378,199)      $(27,861,758)     (1,876,423)     $(15,360,896)
                                                                      ===========                       ===========
Shares outstanding:
     Beginning of year..........................     4,768,635                          6,645,058
                                                     ---------                          ---------
     End of year...............................      2,390,436                          4,768,635
                                                     =========                          =========

FIXED INCOME FUND
                                                           FOR THE FISCAL YEAR                FOR THE FISCAL YEAR
                                                         ENDED OCTOBER 31, 2004             ENDED OCTOBER 31, 2003
                                                      -----------------------------       ---------------------------
                                                        SHARES             AMOUNT           SHARES           AMOUNT
                                                      -----------       -----------       -----------      ----------
Shares sold.....................................       254,198          $2,422,201           255,303        $2,619,947
Shares issued to shareholders in
    reinvestment of distributions...............       360,135           3,379,515           297,492         3,031,642
Shares redeemed.................................    (2,476,839)        (23,907,622)       (5,472,108)      (55,946,654)
                                                     ---------         -----------        ---------        -----------
Net decrease....................................    (1,862,506)       $(18,105,906)       (4,919,313)     $(50,295,065)
                                                                       ===========                         ===========
Shares outstanding:
     Beginning of year.........................      3,955,746                             8,875,059
                                                     ---------                            ----------
     End of year...............................      2,093,240                             3,955,746
                                                     =========                            ==========

NOTE 6 -- CONCENTRATION OF RISKS
The International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economical developments and the level of government supervision and regulation of securities markets in the various countries.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 2004
--------------------------------------------------------------------------------

NOTE 7 - CHANGE OF CONTROL OF THE INVESTMENT ADVISOR (UNAUDITED)
On May 13, 2004, 1838 LLC sold its business to Andover Acquisition Co., LP, an affiliate of Orca Bay Partners together with 1838 LLC management ("Sale"). After the Sale, Andover Acquisition Co., LP changed its name to 1838 Investment Advisors, LP ("1838 LP"). The Sale resulted in an assignment and automatic termination of the investment advisory agreements between 1838 LLC and the Funds (the "Prior Agreements") on May 13, 2004. For the period from May 13, 2004 to July 19, 2004, 1838 LP served as investment advisor pursuant to an interim investment advisory agreement as permitted by Rule 15a-4 under the 1940 Act. On July 20, 2004, each Fund's shareholders voted to approve a new investment advisory agreement between the Funds and 1838 LP that is substantially identical to the Prior Agreements.

1838 LP is owned by management of 1838 LP together with an investment group led by Orca Bay Partners. Orca Bay Partners, founded in 1998, is based in Seattle, Washington and is an affiliate of Orca Bay Capital. Richard D. Hughes, an operating professional with Orca Bay Partners, is chief executive officer of 1838 LP. 1838 LLC's investment advisory team was retained by 1838 LP with the same personnel. It is expected that the Sale will result in the augmentation of the investment advisory team's investment resources and capabilities from an infusion of new capital.

In order to retain the services of the Fixed Income Fund's portfolio manager Clifford D. Corso who is not employed with 1838 LP, the Fund also entered into an interim sub-investment advisory agreement with MBIA Capital Management Corp. On July 20, 2004, Fund shareholders voted on a proposal to approve a new sub-investment advisory agreement between the Fund, 1838 LP and MBIA Capital Management Corp. Prior to the Sale, Mr. Corso was an officer of 1838 LLC and MBIA Capital Management Corp. He currently is President of MBIA Capital Management Corp. For the period from May 13, 2004 to December 31, 2004, the sub-advisor receives no compensation for its services. After December 31, 2004, 1838 LP will pay the Fixed Income Fund's sub-investment advisor out of its own income an annual fee of 0.05% of the Fixed Income Fund's average daily net assets, payable on a monthly basis.

NOTE 8 - LIQUIDATION AND TERMINATION OF THE 1838 LARGE CAP EQUITY FUND
(UNAUDITED)
At a meeting held on March 31, 2004, the Board of Trustees of the Trust unanimously approved the liquidation and termination of the 1838 Large Cap Equity Fund (the "Large Cap Fund"). The Large Cap Fund's assets were liquidated as of April 1, 2004, and a final liquidating net asset value of $7.12 was established. All outstanding shares of the Large Cap Fund had been redeemed and operations were terminated as of the close of business on April 19, 2004.

1838 INVESTMENT ADVISORS FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE 1838 INVESTMENT ADVISORS FUNDS

We have audited the accompanying statements of assets and liabilities of International Equity Fund and Fixed Income Fund, each a series of 1838 Investment Advisors Funds, including the schedules of investments, as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2002 were audited by other auditors whose report dated December 12, 2002 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Fund and Fixed Income Fund as of October 31, 2004, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


TAIT, WELLER & BAKER
Philadelphia, PA
December 3, 2004

1838 INVESTMENT ADVISORS FUNDS
SHAREHOLDER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

TAX INFORMATION

We are required by the Internal Revenue Code to advise you within 60 days of the Funds' fiscal year end as to the federal tax status of distributions paid by the Funds during such fiscal year.

The 1838 Fixed Income Fund paid distributions of $0.4095 per share from net long-term capital gains during the fiscal year ended October 31, 2004. Pursuant to section 852 of the Internal Revenue Code, the 1838 Fixed Income Fund designated $1,316,635 as capital gain distributions for the fiscal year ended October 31, 2004.

1838 INVESTMENT ADVISORS FUNDS
ADDITIONAL INFORMATION REGARDING THE TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------


                                POSITION(S)                                                          LENGTH OF
                              HELD WITH THE                   PRINCIPAL OCCUPATION AND              TIME SERVED;
NAME, ADDRESS AND AGE          TRUST COMPLEX         DIRECTORSHIPS DURING THE PAST FIVE YEARS      TERM OF OFFICE
-----------------------------------------------------------------------------------------------------------------
W. Thacher Brown (56)        President, Chairman     Retired. Formerly President and Director,        1995 to
2701 Renaissance             and Trustee of each     1838 Investment Advisors, LLC                    present;
Boulevard, Fourth Floor,     Fund in the Trust       (successor company to 1838 Investment            indefinite
King of Prussia, PA 19406    Complex                 Advisors, Inc. and 1838 Investment
                                                     Advisors, L.P.) (1988 - 2004); President
                                                     and Chief Executive Officer, 1838 Investment
                                                     Advisors, Inc. (1988 - 1998); Formerly
                                                     President, MBIA Asset Management, LLC
                                                     (successor company to MBIA Asset
                                                     Management Corp.); Director, 1838 Bond-
                                                     Debenture Trading Fund; Airgas, Inc.
                                                     and Harleysville Mutual Insurance
                                                     Company, Harleysville Group
-----------------------------------------------------------------------------------------------------------------
Charles D. Dickey, Jr. (86)  Trustee of each Fund    Retired. Formerly Chairman and CEO of            1995 to
2701 Renaissance             in the Trust Complex    Scott Paper Company (retired as CEO 1983;        present;
Boulevard, Fourth Floor,                             retired as Director, 1988); Formerly             indefinite
King of Prussia, PA 19406                            Director of General Electric Company
                                                     (retired 1991).
-----------------------------------------------------------------------------------------------------------------
Frank B. Foster, III (70)    Trustee of each Fund    Chairman, DBH Assoc. (1987-Present);             1995 to
2701 Renaissance Boulevard,  in the Trust Complex    Director, OAO Technology Solutions Inc.          present;
Fourth Floor,                                        (NASDAQ) (1997-2004); Director;                  indefinite
King of Prussia, PA 19406                            Airgas Inc. (1986-2004).
-----------------------------------------------------------------------------------------------------------------
Robert P. Hauptfuhrer (72)   Trustee of each Fund    Director, Quaker Chemical Corp.                  1995 to
2701 Renaissance Boulevard,  in the Trust Complex    (1977-Present).                                  present;
Fourth Floor,                                                                                         indefinite
King of Prussia, PA 19406
-----------------------------------------------------------------------------------------------------------------
Johannes B. van den Berg     Vice President &        Managing Director, 1838 Investment               1995 to
(47)                         Portfolio Manager of    Advisors, LP (successor company to               present;
2701 Renaissance             the International       1838 Investment Advisors, LLC, 1838              indefinite
Boulevard, Fourth Floor,     Equity Fund             Investment Advisors, Inc. and 1838
King of Prussia, PA 19406                            Investment Advisors, L.P.) (1997 -
                                                     Present); Managing Director and
                                                     Portfolio Manager, MeesPierson
                                                     1838 Investment Advisors (1994-1998);
                                                     President, MeesPierson Capital
                                                     Management, Inc. (1994-1998).


1838 INVESTMENT ADVISORS FUNDS
ADDITIONAL INFORMATION REGARDING THE TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
--------------------------------------------------------------------------------


                            POSITION(S)                                                           LENGTH OF
                           HELD WITH THE            PRINCIPAL OCCUPATION AND                     TIME SERVED;
NAME, ADDRESS AND AGE      TRUST COMPLEX      DIRECTORSHIPS DURING THE PAST FIVE YEARS          TERM OF OFFICE
-----------------------------------------------------------------------------------------------------------------
Clifford D. Corso (42)     Vice President     President of MBIA Capital Management Corp.           1997 to
2701 Renaissance           & Portfolio        and Chief Investment Officer, MBIA                   present;
Boulevard, Fourth Floor,   Manager of the     Insurance Corp. (2004-Present); Managing             indefinite
King of Prussia, PA  19406 Fixed Income Fund  Director, 1838 Investment Advisors, LLC
                                              (successor company to 1838 Investment
                                              Advisors, Inc. and 1838 Investment
                                              Advisors, L.P.) (1998-2004); Vice President
                                              and Senior Portfolio Manager, MBIA Capital
                                              Management Corp. (1994-1998). President and
                                              Trustee of the MBIA Capital/Claymore
                                              Managed Duration Investment Grade Municipal
                                              Fund.
-----------------------------------------------------------------------------------------------------------------
John J. Kelley (45)        Vice President,    Vice President-Chief Compliance Officer,              2004 to
2701 Renaissance           Treasurer,         1838 Investment Advisors, LP (successor               present;
Boulevard, Fourth Floor,   Secretary and      company to 1838 Investment Advisors, LLC,             indefinite
King of Prussia, PA  19406 Chief Compliance   1838 Investment Advisors, Inc. and
                           Officer of each    1838 Investment Advisors, L.P.)
                           of the Funds in    (2004-Present); Vice President, 1838
                           the Trust          Investment Advisors LLC. (1999-2004);
                           Complex            Vice President, Secretary and Chief
                                              Compliance Officer, 1838 Bond-Debenture
                                              Trading Fund.


Additional information about the Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and available upon request without charge by calling 877-367-1838.



PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)
--------------------------------------------------------------------------------

The Funds have adopted the Advisor's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Funds. You may obtain a copy of these proxy voting procedures, without charge, by calling
(800) 232-1838 or on the SEC's website at http:// www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2004 is available, without charge, by calling (800) 232-1838 or on the SEC's website at http:// www.sec.gov.


QUARTERLY STATEMENT OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

Each Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                               INVESTMENT ADVISER
                                AND ADMINISTRATOR
                                ----------------
                          1838 INVESTMENT ADVISORS, LP
                           2701 RENAISSANCE BOULEVARD
                                  FOURTH FLOOR
                            KING OF PRUSSIA, PA 19406

                                   DISTRIBUTOR
                                ----------------
                       MBIA CAPITAL MANAGEMENT CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504

                                 ACCOUNTING AND
                                 TRANSFER AGENT
                                ----------------
                  MBIA MUNICIPAL INVESTORS SERVICE CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504

                                    CUSTODIAN
                                ----------------
                             WACHOVIA NATIONAL BANK
                               123 S. BROAD STREET
                             PHILADELPHIA, PA 19109

                                  LEGAL COUNSEL
                                ----------------
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                                    AUDITORS
                                ----------------
                              TAIT, WELLER & BAKER
                               1818 MARKET STREET
                                   SUITE 2400
                             PHILADELPHIA, PA 19103




                                      1838
                           INVESTMENT ADVISORS FUNDS

                                   APPENDIX C

                      SEMIANNUAL REPORT OF THE TARGET FUND

                                      1838
                            INVESTMENT ADVISORS FUNDS
                            -------------------------



                            INTERNATIONAL EQUITY FUND

                                FIXED INCOME FUND



                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2005

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FELLOW SHAREHOLDER:

The international equity markets showed strong performances over the past six months, with the MSCI EAFE Index indicating net total return of 8.71%. During this period, the net asset value per share for the 1838 International Equity Fund ("the Fund") increased by 9.47% outperforming its benchmark by 0.76%.

REGIONAL DEVELOPMENTS:

In spite of recent disappointing economic news, particularly from Europe, most of the world's stock markets posted impressive gains over the last six months. MSCI's Non-Japan Asia and Europe regions advanced 12.67% and 9.78%, respectively. Performance in our Emerging Market holdings were slightly positive in spite of the decline in Indonesian wireless provider IndoSat on news that the Indonesian government issued a permit for a fifth wireless license. While any competitive threat will not show itself for some time, the market regarded it unfavorably nonetheless. Fortunately our holdings of Teva Pharmaceuticals in Israel and ICICI Bank in India more than offset IndoSat's decline. On the positive side, the Non-Japan Asia/Pacific holdings had a good six months. Hong Kong-based women's sportswear company Esprit continues to execute well. Europe was also positive from bank holdings in Ireland's growing economy and from our holding in Spanish construction company Grupo Ferrovial. The company has been delivering positive results.

SECTOR DEVELOPMENTS:

With the exception of Information Technology, Consumer Discretionary and Telecommunications over the last six months, all of the MSCI sectors had double to near-double digit gains with Consumer Staples and Utilities leading the pack with gains of 12.61% and 11.89%, respectively. On a relative basis, the fund's holdings in the Financial Services lagged somewhat from lack of exposure to the large Swiss banks. Telecommunications also lagged from IndoSat. Consumer Discretionary had a good six months from Esprit and also German auto component manufacturer Continental - two of our best performing stocks for the period. Consumer Staples also registered good performance from Reckitt Benckiser, a leading household products maker that has both defensive and growth characteristics.

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


OUTLOOK:

During the last months of 2004, the world's stock markets showed impressive performance. However, in the first four months of 2005 the EAFE Index has traded flat, partially due to disappointing economic news flow from Europe - the European Central Bank has not cut interest rates since June of 2003, French unemployment is at a five-year high, and German unemployment is at a post-WWII high. However, Japan brought some good news to the table at the end of 2004 as its stock market posted its first back-to-back annual gain since 1995 on the back of improved economic growth. The Japanese economy has expanded for four consecutive years, its longest streak since 1997 and unemployment is at its lowest in six years. Also, it appears that oil prices peaked in March and China's economy is slowing, thereby relieving commodity price pressures. This mixed bag of economic news still points to the possibility that any growth in the coming year or so could be somewhat muted. We anticipate this to favor larger companies that can deliver consistent, albeit perhaps more subdued, earnings growth in the near future.

                                Sincerely,

                                /S/Signature

                                Hans van den Berg
                                President & Portfolio Manager

May 17, 2005


1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                                                               APRIL 30, 2005
----------------------------------------------------------------------------------------------------------------
                                                                                                        VALUE
                                                          INDUSTRY                        SHARES      (NOTE 2)
                                                          ---------                      --------    -----------
COMMON STOCK -- 97.50%

AUSTRIA -- 1.97%
   Erste Bank Der Oester Spark                Banks...............................         9,300   $      450,101
                                                                                                   --------------

AUSTRALIA -- 1.94%
   BHP Billiton Ltd.                          Metal & Mining......................        35,300          442,098
                                                                                                   --------------

CANADA -- 1.66%
   Encana Corporation                         Oil & Gas...........................         5,900          378,649
                                                                                                   --------------

FINLAND -- 1.78%
   Fortum OYJ                                 Electric-Intergrated................        19,500          296,294
   Neste Oil OYJ*                             Oil & Gas...........................         4,875          109,254
                                                                                                   --------------
                                                                                                          405,548
                                                                                                   --------------
FRANCE -- 8.20%
   AXA, Inc.                                  Insurance...........................        16,100          394,695
   BNP Paribas                                Banks...............................         4,500          295,693
   Essilor International                      Health Care Equipment & Supplies....         5,800          413,687
   LVMH Moet-Hennessy L. Vuitton SA           Consumer Durables & Apparel.........         3,960          278,614
   Total SA (B Shares)                        Oil & Gas...........................         2,200          489,918
                                                                                                   --------------
                                                                                                        1,872,607
                                                                                                   --------------
GERMANY -- 11.14%
   Continental AG                             Automobiles & Components............         6,700          493,881
   Deutsche Bank AG                           Banks...............................         3,400          278,059
   E. ON AG                                   Utility.............................         5,400          454,868
   Puma AG                                    Consumer Durables & Apparel.........         1,550          357,775
   SAP AG                                     Software............................         1,730          271,129
   Siemens AG                                 Industrial Conglomerate.............         4,560          334,250
   Celesio AG                                 Pharmaceuticals.....................         4,450          354,911
                                                                                                   --------------
                                                                                                        2,544,873
                                                                                                   --------------
GREECE -- 2.77%
   National Bank of Greece-Cstock             Banks...............................         8,200          276,079
   Coca-Cola Hellenic Bottling SA             Beverages...........................        13,100          355,480
                                                                                                   --------------
                                                                                                          631,559
                                                                                                   --------------


                       See notes to financial statements.


1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                   APRIL 30, 2005
----------------------------------------------------------------------------------------------------------------
                                                                                                        VALUE
                                                          INDUSTRY                        SHARES      (NOTE 2)
                                                          ---------                      --------    -----------
HONG KONG -- 5.09%
   CNOOC Ltd.                                 Oil & Gas...........................       806,800   $      437,252
   Esprit Holdings Ltd.                       Retailing...........................        56,494          420,310
   China Resources Power Holdings             Electric-Generation.................       548,000          304,023
                                                                                                   --------------
                                                                                                        1,161,585
                                                                                                   --------------
INDIA -- 1.61%
   ICICI Bank Ltd. - Sponsored ADR            Banks...............................        20,390          368,651
                                                                                                   --------------

IRELAND -- 4.90%
   Allied Irish Bank PLC.                     Banks...............................        17,770          361,768
   Anglo Irish Bank Corp.                     Banks...............................        39,900          471,309
   CRH PLC                                    Construction Materials..............        11,520          286,728
                                                                                                   --------------
                                                                                                        1,119,805
                                                                                                   --------------
INDONESIA -- 0.91%
   PT Indonesian Satellite - ADR              Telecommunication Services..........         9,200          207,276
                                                                                                   --------------

ISRAEL -- 1.35%
   TEVA Pharmaceutical Ind. - ADR             Pharmaceuticals.....................         9,900          309,276
                                                                                                   --------------

JAPAN -- 17.63%
   Canon Inc.                                 Office Electronics..................         6,400          334,290
   Casio Computer CO Ltd                      Electronic Equipment & Instruments..        20,400          279,415
   Daiwa Securities Group                     Diversified Financial Services......        39,000          247,200
   Hoya Corp.                                 Health Care Equipment & Services....         3,000          313,683
   JSR Corp.                                  Rubber & Vinyl......................        13,700          276,834
   Kobe Steel Ltd.                            Steel Producers.....................       185,000          335,033
   Kubota Corporation                         Machinery   ........................        65,000          335,795
   Sharp Corp.                                Electric Products...................        20,000          312,253
   SMC Corp.                                  Machinery   ........................         2,700          284,373
   Sumitomo Realty & Dev. Co., Ltd.           Real Estate.........................        25,000          284,992
   Terumo Corp.                               Hospital Supplies...................        11,100          330,096
   Toray Industries Inc.                      Industrial Materials................        70,000          312,253
   Toyota Motor Corp.                         Automobiles & Components............        10,400          380,651
                                                                                                   --------------
                                                                                                        4,026,868
                                                                                                   --------------
MEXICO -- 3.15%
   America Movil SA (L Shares) - ADR          Wireless Telecommunication Services.         8,600          426,990
   Wal-Mart De Mexico - Sponsored ADR         Retail-Hypermarkets.................         8,100          292,815
                                                                                                   --------------
                                                                                                          719,805
                                                                                                   --------------

                       See notes to financial statements.

1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                   APRIL 30, 2005
----------------------------------------------------------------------------------------------------------------
                                                                                                        VALUE
                                                          INDUSTRY                        SHARES      (NOTE 2)
                                                          ---------                      --------    -----------
NETHERLANDS -- 4.79%
   ING Groep NV                               Diversified Financial Services......        14,800   $      403,140
   Koninklijke Numico NV                      Food Products.......................         9,100          375,926
   Reed Elsevier NV                           Media...............................        22,000          316,103
                                                                                                   --------------
                                                                                                        1,095,169
                                                                                                   --------------
NORWAY -- 1.38%
   Telenor ASA                                Telecommunication Services..........        37,700          314,486
                                                                                                   --------------

SINGAPORE -- 3.04%
   DBS Group Holdings Ltd.                    Banks...............................        32,255          282,194
   Keppel Corp. Ltd.                          Construction & Engineering..........        62,900          411,765
                                                                                                   --------------
                                                                                                          693,959
                                                                                                   --------------
SPAIN -- 2.79%
   Banco Popular Espanol SA                   Banks...............................         4,750          296,177
   Grupo Ferrovial SA                         Construction & Engineering..........         6,000          341,200
                                                                                                   --------------
                                                                                                          637,377
                                                                                                   --------------
SWEDEN -- 2.84%
   Ericsson (LM) Tel - Sponsored ADR          Telecommunications Equipment........        10,300          303,335
   Getinge AB (B Shares)                      Health Care Equipment & Services....        24,200          346,452
                                                                                                   --------------
                                                                                                          649,787
                                                                                                   --------------

SWITZERLAND -- 4.27%
   Nestle SA - Sponsored ADR                  Food Products.......................         4,600          301,300
   Novartis AG - Registered Shares            Pharmaceuticals.....................         8,040          391,042
   SGS SA                                     Commercial Services.................           420          284,010
                                                                                                   --------------
                                                                                                          976,352
                                                                                                   --------------
UNITED KINGDOM -- 14.29%
   Barclays PLC                               Banks...............................        32,400          332,298
   BP PLC                                     Oil & Gas...........................        59,900          611,481
   Capita Group PLC                           Commercial Services & Supplies......        38,400          276,124
   HSBC Holdings PLC                          Banks...............................        19,600          312,760
   Reckitt Benckiser PLC                      Household Products..................        10,700          345,979
   Royal Bank of Scotland Group PLC           Banks...............................        11,593          348,727
   Sabmiller PLC                              Brewery.............................        21,950          324,268


                       See notes to financial statements.


1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                     APRIL 30, 2005
------------------------------------------------------------------------------------------------------------------

                                                                                                        VALUE
                                                          INDUSTRY                        SHARES      (NOTE 2)
                                                          ---------                      --------    -----------
UNITED KINGDOM -- (CONTINUED)
   Tesco PLC                                  Food & Drug Retailing...............        58,032   $      340,540
   Vodafone Airtouch PLC                      Wireless Telecommunication
                                                Services. ........................       142,721          371,392
                                                                                                   --------------
                                                                                                        3,263,569
                                                                                                   --------------


   TOTAL COMMON STOCK (Cost $16,703,805)..........................................                     22,269,400
                                                                                                   --------------

SHORT-TERM INVESTMENT -- 2.01%
   Evergreen Institutional Money Market Fund - I Shares (Cost $460,367)...........       460,367          460,367
                                                                                                   --------------
TOTAL INVESTMENTS (Cost $17,164,172) -- 99.51%....................................                 $   22,729,767

OTHER ASSETS AND LIABILITIES, NET-- 0.49%.........................................                        111,070
                                                                                                   --------------

NET ASSETS -- 100.00%..............................................................                $   22,840,837
                                                                                                   ==============

MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Investments
   Consumer Discretionary -- 12.37%     Information Technology -- 6.62%
   Consumer Staples -- 11.03%           Materials -- 7.27%
   Energy -- 8.92%                      Other -- 2.02%
   Financials -- 25.59%                 Telecommunication Services -- 5.81%
   Health Care -- 6.18%                 Utilities -- 4.64%
   Industrials -- 9.55%

* Non-income producing security
ADR -- American Depositary Receipt


                       See notes to financial statements.

1838 FIXED INCOME FUND
--------------------------------------------------------------------------------

TO THE SHAREHOLDER:

Fixed income investors might look back to the first five years of the new millennium as somewhat of a golden age for the US bond market. The five year annualized return for the Lehman Aggregate Index through 2004 is 7.71%. Impressively, the index achieved this number with positive absolute returns in each of those five years. But momentum was slowing towards the end of 2004 and it appears to have reversed course in 2005.

The trouble for the US bond market began with yet another 0.25% increase in the Fed Funds lending rate in February, 2005. The difference between this rate increase from the previous five rate increases during 2004 was the new hawkish tone from Chairman Greenspan concerning the rate of inflation. Year over year increases in consumer prices were a moderate 3.0% for January and February, but producer prices were a more than moderate 4.2% and 4.7% for those same months. Eventually, these inflationary producer costs will be passed to the consumer. The FOMC fortified the February hike and their hawkish jargon with another rate increase in March, which brings the FOMC rate to 2.75% as of April 29, 2005.

The result in the bond market was a rapid sell off in treasury rates. Ten-year notes traded from 4.13% to 4.48% from the end of January to the end of March. Mortgage-backed securities took the brunt of the rapid sell off in February. This sector experienced its first month of underperformance since April 2004. Corporate credit had experienced positive performance right up until the last few weeks in March. But then General Motors Corporation roiled the markets by revising earnings, production guidance and operating cash flow downwards. Operating cash flow targets were reduced from positive $2 billion to negative $2 billion for 2005. This is a big number. AIG Insurance Company added to the malaise with their own earnings revisions, announcements of investigation by the attorney general's office and ratings agency downgrades. In sum, all fixed income sectors experienced negative absolute returns through the first quarter and corporate credit experienced negative duration adjusted returns, according to Lehman Brothers.


               TABLE 1. TREASURY RATES.
               TSY MATURITY                        10/31/2003     4/30/2004   10/29/2004    4/29/2005
               ----------                           --------      --------    ----------    ---------
                2 Year                                 1.82          2.32        2.55          3.65
                3 Year                                 2.24          2.77        2.76          3.71
                5 Year                                 3.24          3.62        3.28          3.90
               10 Year                                 4.29          4.51        4.02          4.20
               30 Year                                 5.13          5.28        4.79          4.51

The Fund's exposure, based on long-term market value, compared to the Index at April 29, 2005 was as follows:

                                             1838 FIXED       LEHMAN AGGREGATE
                                             INCOME FUND         BOND INDEX
                                             -----------        -------------
                Corporate Bonds                  37%                 24%
                Mortgage-Backed                  35%                 35%
                Asset-Backed                     11%                  5%
                Agencies                          8%                 11%
                Treasuries                        9%                 25%


1838 FIXED INCOME FUND
--------------------------------------------------------------------------------

OUTLOOK

From the volumes of statistics, data and indicators that can be used to interpret the fixed income markets, two existing fixed income relationships may serve as a guidepost of things to come. First as of March 31, 2005, the relationship between the Fed Funds futures contract and the current Fed Funds rate is pricing in a 4.0% lending rate by the end of 2005. This efficiently priced market therefore predicts another 1.25% of rate increases. So with the Federal Reserve still very much in play, we would predict that two-year treasury yields (most sensitive to Fed Funds) should be poised to go higher. To the extent that inflation continues to creep into the economy, or if the compensation received for the shorter maturity two-year outweighs what investors can earn on ten-year or thirty-year securities, we would expect longer maturity treasury yields to rise as well.

The other significant data guidepost is the relationship between corporate credit spreads today versus their historical averages. Credit spreads, or the compensation received for taking corporate risk, remain at very low levels. We recently compared the credit spread (from Lehman Brothers) for A-rated corporate securities to their historical averages. As of March 28th that spread was 0.59%. Data calculated from October, 2001 and August, 1988 resulted in a historical mean of 1.15% and 1.20%. These results are also consistent with other ratings strata and industry sectors. So it appears that the path of least resistance is towards higher credit spreads, which would translate into further underperformance in the corporate credit sector. GM and AIG seem to be the catalyst for this inevitable revaluation.

Although it appears that doom and gloom is on the horizon, opportunities will surface to invest at higher treasury rates and wider credit spreads. In addition to many other positives, US GDP growth remains moderate and unemployment appears to be declining. But like spring in the northeast, we will not count on those sunny 80-degree days until they actually get here.


                                Sincerely,

                                /S/Signature

                                Clifford D. Corso
                                Vice President & Portfolio Manager

June 19, 2005


1838 FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                APRIL 30, 2005
------------------------------------------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING         AMOUNT         (NOTE 2)
                                                                       ------------     --------       -----------
CORPORATE BONDS -- 36.21%

   FINANCIAL -- 13.04%
      Capital One Financial Corp, 8.75%, 02/01/07....................    Baa3/BBB-   $   185,000   $      198,263
      Chubb Corp., 3.95%, 04/01/08...................................      A2/A          300,000          296,335
      Credit Suisse FB USA Inc., 3.875%, 01/15/09....................     Aa3/A+         365,000          357,970
      Ford Motor Credit Co., 7.00%, 10/01/13.........................    Baa2/BB+        185,000          166,495
      GE Global Insurance Holding, 7.00%, 02/15/26...................    Baa1/BBB+       180,000          192,855
      General Motors Acceptance Corp., 4.375%, 12/10/07..............     Baa2/BB        350,000          322,654
      Goldman Sachs Group Inc., 6.125%, 02/15/33.....................     Aa3/A+         180,000          190,325
      Washington Mutual Inc., 4.375%, 01/15/08.......................      A3/A-         370,000          370,094
                                                                                                   --------------
                                                                                                        2,094,991
                                                                                                   --------------

   INDUSTRIAL & MISCELLANEOUS -- 16.01%
      BAE Systems 2001 Asset Trust, 6.664%, 09/15/13, 144A*..........     Aaa/AAA        234,147          255,545
      Centex Corp., 4.75%, 01/15/08..................................    Baa2/BBB        280,000          280,533
      Ford Motor Co., 7.45%, 07/16/31................................    Baa3/BB+         85,000           69,848
      International Paper Co., 5.85%, 10/30/12.......................    Baa2/BBB        345,000          357,122
      Reed Elsevier Capital, 6.125%, 08/01/06........................      A3/A-         335,000          341,951
      SAB Miller PLC, 6.625%, 08/15/33, 144A.........................    Baa1/BBB+       175,000          196,251
      Tyco International Group, 6.125%, 01/15/09.....................    Baa3/BBB        340,000          359,223
      United Mexican States, 4.625%, 10/08/08........................    Baa1/BBB        380,000          377,340
      Weyerhaeuser Co., 6.00%, 08/01/06..............................    Baa2/BBB        325,000          333,463
                                                                                                   --------------
                                                                                                        2,571,276
                                                                                                   --------------

   TELECOMMUNICATIONS & MULTIMEDIA -- 7.16%
      AT&T Wireless Services Inc., 7.50%, 05/01/07...................     Baa2/A         190,000          201,680
      AOL Time Warner, 6.125%, 04/15/06..............................    Baa1/BBB+       180,000          183,671
      AOL Time Warner, 7.625%, 04/15/31..............................    Baa1/BBB+       160,000          194,976
      British Telecom PLC, 8.125%, 12/15/10..........................     Baa1/A-        175,000          205,305
      Comcast Corp., 7.05%, 03/15/33.................................    Baa2/BBB         35,000           40,903
      France Telecom, 8.00%, 03/01/11................................     Baa1/A-        280,000          322,684
                                                                                                   --------------
                                                                                                        1,149,219
                                                                                                   --------------
        TOTAL CORPORATE BONDS (COST $5,815,210)..................................................       5,815,486
                                                                                                   --------------



                       See notes to financial statements.


1838 FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                     APRIL 30, 2005
------------------------------------------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING         AMOUNT         (NOTE 2)
                                                                       ------------     --------        ---------
ASSET BACKED SECURITIES -- 11.32%
      Bear Stearns Commercial Mortgage Sec., Ser. 1999-WF2, Cl. A2,
        7.08%, 07/15/31..............................................     Aaa/AAA    $   285,000   $      311,108
      Carmax Auto Owner Trust, Ser. 2004-1, Cl. A3,
        2.66%, 05/15/08..............................................     Aaa/AAA        425,000          420,136
      Drivetime Auto Owner Trust, Ser. 2004-A,  Cl. A3,
        2.419%, 08/15/08, 144A.......................................     Aaa/AAA        410,000          403,209
      Franklin Auto Trust, Ser. 2003-1, Cl. A4,
        2.27%, 05/20/11..............................................     Aaa/AAA        380,000          372,245
      Long Beach Auto Receivables Trust, Ser. 2003-A, Cl. A3,
        2.021%, 07/15/07.............................................     Aaa/AAA        158,913          158,379
      TF Auto Receivables Owner Trust, Ser. 2002-1, Cl. A3,
        3.00%, 05/12/09, 144A........................................     Aaa/AAA        154,003          153,522
                                                                                                   --------------
        TOTAL ASSET BACKED SECURITIES (COST $1,807,528)                                                 1,818,599
                                                                                                   --------------
MORTGAGE BACKED SECURITIES -- 34.85%
      FGCI, Pool # E92496, 5.50%, 11/01/17...........................     Aaa/AAA         14,267           14,624
      FGCI Pool # E01602, 4.5%, 03/01/19.............................     Aaa/AAA        146,320          144,988
      FGCI, Pool # B13342, 5.50%, 04/01/19...........................     Aaa/AAA        158,820          162,749
      FGCI, Pool # B13580, 5.00%, 04/01/19...........................     Aaa/AAA        178,368          179,854
      FGLMC, Pool # C72047, 7.00%, 09/01/32..........................     Aaa/AAA          4,240            4,478
      FGLMC, Pool # A00930, 10.00%, 05/01/20.........................     Aaa/AAA          5,039            5,674
      FGLMC, Pool # A22212, 5.50%, 05/01/34..........................     Aaa/AAA        302,313          305,863
      FGLMC, Pool # C80342, 6.50%, 09/01/25..........................     Aaa/AAA         23,987           25,032
      FGLMC, Pool # D85515, 6.50%, 01/01/28..........................     Aaa/AAA        165,993          173,076
      FGLMC, Pool # C16503, 6.50%, 10/01/28..........................     Aaa/AAA          1,891            1,971
      FGLMC, Pool # A14640, 5.00%, 10/01/33..........................     Aaa/AAA        614,781          610,457
      FGLMC Pool # C01361, 6.00%, 05/01/32...........................     Aaa/AAA        170,675          175,369
      FGLMC Pool # C00967, 8.50%, 02/01/30...........................     Aaa/AAA         77,501           84,600
      FNCI, Pool # 303728, 6.00%, 01/01/11...........................     Aaa/AAA        147,515          152,944
      FNCI, Pool # 535003, 7.00%, 11/01/14...........................     Aaa/AAA         82,000           86,369
      FNCI, Pool # 357279, 6.00%, 05/01/17...........................     Aaa/AAA        245,652          254,696
      FNCI, Pool # 701353, 5.50%, 04/01/18...........................     Aaa/AAA        131,842          135,074
      FNCI, Pool # 780962, 4.50%, 05/01/19...........................     Aaa/AAA        218,025          215,920
      FNCI, Pool # 695852, 5.00%, 05/01/18...........................     Aaa/AAA        271,540          273,844
      FNCI, Pool # 722798, 5.00%, 06/01/18...........................     Aaa/AAA        221,377          223,255
      FNCL, Pool # 481429, 6.00%, 01/01/29...........................     Aaa/AAA        386,653          398,281
      FNCL, Pool # 522898, 8.00%, 01/01/30...........................     Aaa/AAA         57,906           63,199
      FNCL, Pool # 526025, 8.00%, 01/01/30...........................     Aaa/AAA         38,021           41,512
      FNCL, Pool # 704096, 5.50%, 05/01/33...........................     Aaa/AAA        683,963          691,315
      FNCL, Pool # 743430, 5.50%, 10/01/33...........................     Aaa/AAA        348,079          351,820


                       See notes to financial statements.


1838 FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                    APRIL 30, 2005
-----------------------------------------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL        VALUE
                                                                          RATING         AMOUNT        (NOTE 2)
                                                                       ------------     --------      -----------
MORTGAGE BACKED SECURITIES -- (CONTINUED)
      FNCL, Pool # 809275, 5.00%, 02/01/35...........................     Aaa/AAA     $  338,509   $      335,445
      GNSF, Pool # 6937, 8.50%, 12/15/05.............................     Aaa/AAA            218              220
      GNSF, Pool # 780374, 7.50%, 12/15/23 ..........................     Aaa/AAA        146,665          158,522
      GNSF, Pool # 417239, 7.00%, 02/15/26...........................     Aaa/AAA        209,741          222,906
      GNSF, Pool # 569684, 6.00%, 02/15/32...........................     Aaa/AAA         97,484          100,659
      GNSF, Pool # 588967, 6.00%, 11/15/32...........................     Aaa/AAA          2,510            2,591
                                                                                                   --------------
        TOTAL MORTGAGE BACKED SECURITIES (COST $5,507,366).......................................       5,597,307
                                                                                                   --------------
U.S. AGENCY OBLIGATIONS -- 8.07%
      Freddie Mac MTN., 5%, 07/15/14.................................     Aaa/AAA        210,000          217,019
      FHLMC, 5.125%, 11/07/13........................................     Aaa/AAA        250,000          250,801
      FHLMC, Sub. Notes, 6.25%, 03/05/12.............................     Aa2/AA-        335,000          347,072
      FNMA, 6.00%, 05/15/08..........................................     Aaa/AAA        170,000          179,451
      FNMA, 3.125%, 03/16/09.........................................     Aaa/AAA        145,000          139,600
      Freddie Mac MTN., 3.60%, 05/07/08..............................     Aaa/AAA        165,000          162,860
                                                                                                   --------------
        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $1,300,998)...............................       1,296,803
                                                                                                   --------------
U.S. TREASURY OBLIGATIONS** -- 8.29%
      U.S. Treasury Notes, 1.50%, 03/31/06......................................          35,000           34,415
      U.S. Treasury Notes, 2.75%, 06/30/06......................................         225,000          223,198
      U.S. Treasury Notes, 4.00%, 02/15/15......................................         255,000          250,866
      U.S. Treasury Bonds, 5.375%, 02/15/31.....................................         730,000          824,502
                                                                                                   --------------
        TOTAL U.S. TREASURY OBLIGATIONS (COST $1,302,416)........................................       1,332,981
                                                                                                   --------------

SHORT-TERM INVESTMENTS -- 0.45%                                                           SHARES
                                                                                          ------
     Evergreen Institutional Money Market Fund - I Shares (Cost $71,883)........          71,883           71,883
                                                                                                   --------------
TOTAL INVESTMENTS (Cost $15,805,401) -- 99.19%..................................                   $   15,933,059
OTHER ASSETS AND LIABILITIES, NET -- 0.81%......................................                          129,177
                                                                                                   --------------
NET ASSETS -- 100.00%...........................................................                   $   16,062,236
                                                                                                   ==============


144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of April 30, 2005, these securities amounted to 6.28% of net assets. These securities have been determined to be liquid under the guidelines approved by the Board of Trustees.

* The bond's principal and interest payments are insured by MBIA, Inc., the parent company of the Fund's sub advisor, MBIA Capital Management Corp.

** While no ratings are shown for U.S. Treasury Obligations, they are considered to be of the highest quality, comparable to Moody's Aaa rating and S&P's AAA rating.

                       See notes to financial statements.


1838 INVESTMENT ADVISORS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                                                   APRIL 30, 2005
------------------------------------------------------------------------------------------------------------------

                                                                              INTERNATIONAL         FIXED INCOME
                                                                               EQUITY FUND              FUND
                                                                              -------------         ------------
ASSETS:
Investments, at value (identified cost $17,164,172 and $15,805,401,
   respectively) (Note 2) ........................................             $22,729,767          $15,933,059
Receivables:
   Dividends, interest and foreign tax reclaims...................                 136,011              141,352
   Reimbursement due from advisor.................................                   1,759               10,886
                                                                               -----------          -----------
     Total assets.................................................              22,867,537           16,085,297
                                                                               -----------          -----------


LIABILITIES:
Accrued expenses..................................................                  26,700               23,061
                                                                               -----------          -----------
      Total liabilities...........................................                  26,700               23,061
                                                                               -----------          -----------
NET ASSETS........................................................             $22,840,837          $16,062,236
                                                                               ===========          ===========

NET ASSETS CONSIST OF:
Shares of beneficial interest.....................................             $     1,660          $     1,807
Additional capital paid-in........................................              23,652,989           15,890,729
Undistributed net investment income ..............................                  73,382                1,783
Accumulated net realized gain (loss) on investments...............              (6,482,937)              40,259
Net unrealized appreciation (depreciation) on:
   Investments....................................................               5,565,595              127,658
   Translation of assets and liabilities in foreign currencies....                  30,148                   --
                                                                               -----------          -----------

NET ASSETS........................................................             $22,840,837          $16,062,236
                                                                               ===========          ===========


Shares of beneficial interest outstanding.........................               1,659,570            1,807,337
                                                                               -----------          -----------

NET ASSET VALUE, offering and redemption price per share
   (Net assets/Outstanding shares of beneficial interest).........             $     13.76          $      8.89
                                                                               ===========          ===========


                       See notes to financial statements.


1838 INVESTMENT ADVISORS FUNDS
STATEMENTS OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005(UNAUDITED)
-----------------------------------------------------------------------------------------------------------------

                                                                               INTERNATIONAL        FIXED INCOME
                                                                                EQUITY FUND             FUND
                                                                               -------------        ------------
INVESTMENT INCOME:
   Dividends......................................................             $   282,838          $        --
   Interest.......................................................                   3,661              395,119
   Foreign taxes withheld ........................................                 (28,799)                  --
                                                                               -----------          -----------
             Total investment income..............................                 257,700              395,119
                                                                               -----------          -----------
EXPENSES:
   Investment advisory fees (Note 4)..............................                 110,659               42,214
   Administration fees (Note 4)...................................                   8,742                7,438
   Accounting fees (Note 4).......................................                  29,587               19,725
   Custodian fees ................................................                  11,546                  963
   Transfer agency fees (Note 4)..................................                   9,862                9,862
   Trustees' fees (Note 4)........................................                  15,302                9,800
   Audit fees.....................................................                   6,661                4,829
   Legal fees.....................................................                  15,806               12,961
   Registration fees..............................................                  11,526                8,558
   Reports to shareholders........................................                   5,662                1,885
   Other..........................................................                  42,753               34,721
                                                                               -----------          -----------
        Total expenses............................................                 268,106              152,956
        Advisory fees waived (Note 4).............................                 (83,788)             (42,214)
        Reimbursement from advisor (Note 4).......................                      --              (60,090)
                                                                               -----------          -----------
        Total expenses, net.......................................                 184,318               50,652
                                                                               -----------          -----------
              Net investment income...............................                  73,382              344,467
                                                                               -----------          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCY:
     Net realized gain from:
     Investment transactions......................................               4,747,843               54,159
        Foreign currency transactions.............................                 (50,673)                  --
                                                                               -----------          -----------
           Total net realized gain ...............................               4,697,170               54,159
                                                                               -----------          -----------
     Change in unrealized depreciation of:
        Investments...............................................              (1,309,774)            (300,123)
        Translation of assets and liabilities in foreign currencies                   (703)                  --
                                                                               -----------          -----------
           Total change in unrealized depreciation................              (1,310,477)            (300,123)
                                                                               -----------          -----------
                Net realized gain (loss) on investments and
                  foreign currency................................               3,386,693             (245,964)
                                                                               -----------          -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............             $ 3,460,075          $    98,503
                                                                               ===========          ===========


                       See notes to financial statements.


1838 INVESTMENT ADVISORS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------

                                                                              INTERNATIONAL         FIXED INCOME
                                                                               EQUITY FUND              FUND
                                                                              -------------         ------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005 (UNAUDITED)
DECREASE IN NET ASSETS:
Operations:
   Net investment income .........................................             $    73,382         $    344,467
   Net realized gain from investment and
     foreign currency transactions................................               4,697,170               54,159
   Change in unrealized depreciation of
     investments and foreign currency.............................              (1,310,477)            (300,123)
                                                                               -----------         ------------
        Net increase in net assets resulting from operations......               3,460,075               98,503
                                                                               -----------         ------------
Distributions to shareholders from:
   Net investment income..........................................                      --             (342,684)
   Short-term gains...............................................                      --             (129,647)
   Long-term gains................................................                      --             (459,657)
                                                                               -----------         ------------
        Total distributions.......................................                      --             (931,988)
                                                                               -----------         ------------
Decrease in net assets from Fund share transactions (Note 5)......             (10,659,501)          (2,638,082)
                                                                               -----------         ------------
Decrease in net assets............................................              (7,199,426)          (3,471,567)
NET ASSETS:
Beginning of period...............................................              30,040,263           19,533,803
                                                                               -----------         ------------
End of period (including undistributed net investment income of
     $73,382 and $1,783, respectively)............................             $22,840,837         $ 16,062,236
                                                                               ===========         ============

FOR THE YEAR ENDED OCTOBER 31, 2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income .........................................             $   247,748         $  1,009,681
   Net realized gain from investment and
     foreign currency transactions................................               5,679,915              651,975
   Change in unrealized appreciation (depreciation) of
     investments and foreign currency.............................               1,883,650             (414,628)
                                                                               -----------         ------------
Net increase in net assets resulting from operations..............               7,811,313            1,247,028
                                                                               -----------         ------------
Distributions to shareholders from:
   Net investment income..........................................                      --           (1,109,577)
   Short-term gains...............................................                      --           (1,390,264)
   Long-term gains................................................                      --           (1,316,635)
                                                                               -----------         ------------
        Total distributions.......................................                      --           (3,816,476)
                                                                               -----------         ------------
Decrease in net assets from Fund share transactions (Note 5)......             (27,861,758)         (18,105,906)
                                                                               -----------         ------------
Decrease in net assets............................................             (20,050,445)         (20,675,354)
NET ASSETS:
Beginning of period...............................................              50,090,708           40,209,157
                                                                               -----------         ------------
End of period (including undistributed net investment income of
     $0 and $0, respectively).....................................             $30,040,263         $ 19,533,803
                                                                               ===========         ============


                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


INTERNATIONAL EQUITY FUND
                                                      FOR THE
                                                    SIX-MONTH
                                                   PERIOD ENDED         FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                  APRIL 30, 2005  --------------------------------------------------
                                                   (UNAUDITED)     2004       2003       2002      2001       2000
                                                   -----------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD........         $12.57      $10.50      $8.50      $9.89     $14.59    $14.57
                                                   -----------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income  ...................           0.04        0.10       0.05       0.01       0.03      0.01
   Net realized and unrealized gain (loss) on
     investments and foreign currency
     transactions............................           1.15        1.97       1.95      (1.40)     (3.19)     0.78
                                                   -----------------------------------------------------------------
     Total from investment operations........           1.19        2.07       2.00      (1.39)     (3.16)     0.79
                                                   -----------------------------------------------------------------

DISTRIBUTIONS:
   From net investment income................             --          --         --         --         --        --
   From net short-term realized gain
     on investments..........................             --          --         --         --      (0.22)    (0.45)
   From net long-term realized gain
     on investments..........................             --          --         --         --      (1.32)    (0.32)
                                                   -----------------------------------------------------------------
     Total distributions.....................             --          --         --         --      (1.54)    (0.77)
                                                   -----------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD..............         $13.76      $12.57     $10.50      $8.50      $9.89    $14.59
                                                   =================================================================
TOTAL RETURN.................................          9.47%*     19.71%     23.53%   (14.05)%   (23.94)%     5.06%

RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)(1)..........          1.24%**     1.25%      1.23%      1.10%      1.04%     1.10%
   Expenses (excluding fee waivers)..........          1.81%**     1.48%        N/A        N/A        N/A       N/A
   Net investment income.....................          0.49%       0.63%      0.55%      0.08%      0.26%     0.04%
Portfolio turnover rate......................          9.39%      36.70%     45.93%     31.51%     41.58%    51.99%
Net assets, end of period (in 000's).........        $22,841     $30,040    $50,091    $56,507    $72,007  $101,686


*    Total return not annualized.
**   Annualized
1 1838 Investment Advisors, LP has voluntarily agreed to waive its fees and/or reimburse the Fund so the total operating expenses do not exceed 1.25% of average daily net assets.


                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FIXED INCOME FUND

                                                      FOR THE
                                                    SIX-MONTH
                                                   PERIOD ENDED         FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                  APRIL 30, 2005  --------------------------------------------------
                                                   (UNAUDITED)     2004       2003       2002      2001       2000
                                                   -----------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD.......           $9.33      $10.16     $10.11     $10.49      $9.75     $9.81
                                                   -----------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income(1).................            0.18        0.39       0.48       0.56       0.61      0.63
   Net realized and unrealized gain (loss)
       on investments .....................            (0.12)       0.04       0.08      (0.19)      0.75     (0.04)
                                                   -----------------------------------------------------------------
      Total from investment operations(1)...            0.06        0.43       0.56       0.37       1.36      0.59
                                                   -----------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income...............           (0.18)      (0.42)     (0.45)     (0.56)     (0.62)    (0.65)
   From net short-term realized gain on
        investments.........................           (0.07)      (0.43)        --      (0.16)        --        --
   From net long-term realized gain on
     investments...........................            (0.25)      (0.41)     (0.06)     (0.03)        --        --
                                                   -----------------------------------------------------------------
      Total distributions...................           (0.50)      (1.26)     (0.51)     (0.75)     (0.62)    (0.65)
                                                   -----------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD.............           $8.89       $9.33     $10.16     $10.11     $10.49     $9.75
                                                   =================================================================
TOTAL RETURN................................           0.62%*      4.63%      5.67%      3.86%     14.36%     6.33%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)(2).........           0.60%**     0.60%      0.60%      0.60%      0.60%     0.60%
   Expenses (excluding fee waivers).........           1.80%**     1.25%      0.84%      0.74%      0.70%     0.75%
   Net investment income(1).................           4.06%**     4.11%      4.59%      5.58%      6.09%     6.57%
Portfolio turnover rate.....................          13.85%      82.95%    234.92%    205.61%    199.43%   361.63%
Net assets, end of period (in 000's)........         $16,062     $19,534    $40,209    $89,734   $128,671  $152,319


 * Total return not annualized.
** Annualized
1 Effective November 1, 2001, the Fixed Income Fund adopted the required provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets by 0.09%. Per share ratios and supplemental data prior to November 1, 2001 have not been restated to reflect this change in accounting principle.
2 1838 Investment Advisors, LP has voluntarily agreed to waive its fees and/or reimburse the Fund so the total operating expenses do not exceed 0.60% of average daily net assets.

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2005
--------------------------------------------------------------------------------

NOTE 1 -- DESCRIPTION OF THE FUNDS

The 1838 Investment Advisors Funds (the "Trust") was organized as a Delaware series business trust on December 9, 1994, and is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust currently consists of two Funds: the 1838 International Equity Fund and the 1838 Fixed Income Fund (each a "Fund" and collectively, the "Funds"). The investment objectives of each Fund are set forth below.

The 1838 International Equity Fund (the "International Fund") commenced operations on August 3, 1995. The Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing at least 80% of its total assets in a diversified portfolio of equity securities of issuers located in countries other than the United States.

The 1838 Fixed Income Fund (the "Fixed Income Fund") commenced operations on September 2, 1997. The Fund's investment objective is maximum current income, with a secondary objective of growth. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of fixed income securities.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION. Each Fund's securities, except investments with remaining maturities of 60 days or less, for which representative market quotations are available will be valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the security's principal market or exchange on which it trades. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but prior to the NAV calculation, then that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by the Board of Trustees. In determining fair value, the Trustees may employ an independent pricing service. As of April 30, 2005, there were no securities valued by, or under procedures established by, the Board of Trustees.

FEDERAL INCOME TAXES. Each Fund is treated as a separate entity and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Fund's books, and the U.S.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED        APRIL 30, 2005
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Fund may enter into forward foreign currency exchange contracts ("FFCEC"). Additionally, the International Fund may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at fair value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. There were no FFCEC to hedge foreign currency assets outstanding at April 30, 2005.

TRANSFERS IN-KIND. Shareholders may periodically contribute marketable securities to a respective Fund, upon approval of the Fund's management, in exchange for capital shares of the respective Fund. The exchange is conducted on a taxable basis, whereby any unrealized appreciation or depreciation on the marketable securities on the date of transfer is recognized by the shareholder and the Fund's basis in the securities is the market value as of the date of transfer. The number of shares issued to the shareholder is calculated by dividing the market value of the marketable securities, determined using the last quoted sales price on the security's principal exchange on that day, by the current net asset value per share of the respective Fund on the date of transfer.

DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES. The Fixed Income Fund distributes net investment income monthly. All other distributions by the Funds will be made annually in December. Additional distributions may be made by each Fund to the extent necessary. Distributions of net investment income and net realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America ("GAAP"). These differences are primarily due to differing treatments of gains or losses on foreign currency transactions and losses deferred due to wash sales. Net investment income, short-term gains and foreign currency gains are taxed as ordinary income and long-term gains are taxed as capital gains.

Distributions during the fiscal year ended October 31, 2004 were characterized as follows for tax purposes:

                                         ORDINARY       CAPITAL        TOTAL
           FUND                           INCOME         GAIN      DISTRIBUTION
           ----                         -----------   -----------  ------------
          International Fund.........          --             --            --
          Fixed Income Fund..........  $2,499,841     $1,316,635    $3,816,476

Distributions during the fiscal year ended October 31, 2003 were characterized as follows for tax purposes:

                                         ORDINARY       CAPITAL        TOTAL
           FUND                           INCOME         GAIN      DISTRIBUTION
           -----                        -----------   -----------  ------------
          International Fund.........          --             --            --
          Fixed Income Fund..........  $2,846,887       $499,526    $3,346,413


At October 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                              UNDISTRIBUTED
                                             UNDISTRIBUTED      LONG TERM       CAPITAL LOSS     UNREALIZED
   FUND                                     ORDINARY INCOME    CAPITAL GAIN     CARRYFORWARD    APPRECIATION
   ----                                     ---------------    ------------     ------------    ------------
   International Fund.......................    $     --         $     --      $(11,090,458)     $6,816,571
   Fixed Income Fund........................     128,629          460,538                --         414,018


1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED        APRIL 30, 2005
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

As of October 31, 2004, the following table shows the capital loss carryovers available to offset possible future capital gains for the following Funds:

          FUND                                     AMOUNT            EXPIRATION DATE
          ----                                   -----------         ---------------
          International Fund..............        $6,950,076            10/31/2010
                                                   4,140,382            10/31/2011

At October 31, 2004, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation/(depreciation) of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value.


                                                                  NET UNREALIZED      GROSS           GROSS
                                                    AGGREGATE      APPRECIATION/   UNREALIZED      UNREALIZED
          FUND                                       TAX COST     (DEPRECIATION)  APPRECIATION    DEPRECIATION
          -----------                              -----------     ------------   ------------    ------------
          International Fund..................     $23,220,543      $6,785,720     $7,342,257       $556,537
          Fixed Income Fund...................      19,176,955         414,018        447,861         33,843


USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

OTHER. Investment security transactions are accounted for on a trade date basis. The specific identification method is utilized for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

During the period ended April 30, 2005, purchases and sales of investment securities, other than short-term investments, were as follows:


                                               INTERNATIONAL     FIXED INCOME
                                                    FUND              FUND
                                                ------------     -------------
          Purchases.........................     $2,750,926        $2,279,306
          Sales.............................      9,437,865         4,949,634

Purchases, sales and maturities of U.S. Government securities, during the period ended April 30, 2005, were as follows:

                                               INTERNATIONAL      FIXED INCOME
                                                    FUND              FUND
                                                ------------     -------------
          Purchases.........................       $ --            $1,378,431
          Sales.............................         --             1,500,500


1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED        APRIL 30, 2005
--------------------------------------------------------------------------------

NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of each Fund, employs 1838 Investment Advisors, LP (the "Investment Advisor"), a registered investment adviser under the 1940 Act, to furnish investment advisory services to the Funds pursuant to an Investment Advisory Agreement with the Trust. The Investment Advisor supervises the investment of the assets of the Funds in accordance with each Fund's investment objective, policies and restrictions.

The Trust pays the Investment Advisor a monthly fee at the following annual rates of each Fund's average daily net assets: 0.75% for the International Fund and 0.50% for the Fixed Income Fund. The Investment Advisor has voluntarily agreed to waive its advisory fee and/or reimburse each Fund monthly to the extent that the total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) will exceed the following annual rates of each Fund's average daily net assets: 1.25% for the International Fund and 0.60% for the Fixed Income Fund. This undertaking may be rescinded at any time in the future.

MBIA CMC acts as sub-adviser to the 1838 Fixed Income Fund. Pursuant to a sub-advisory agreement with the Investment Adviser, MBIA CMC receives a monthly fee at an annual rate of 0.05% of the Fixed Income Fund's net asset value at the end of each month.

The following table summarizes the advisory fees incurred by the Funds for the period ended April 30, 2005:

                                                         GROSS      ADVISORY FEE       NET         ADVISOR
                                                      ADVISORY FEE     WAIVER     ADVISORY FEE  REIMBURSEMENT
                                                      ------------  ------------  ------------  -------------
                    International Fund..............    $110,659      $83,788        $26,871       $     0
                    Fixed Income Fund...............      42,214       42,214             --        60,090


MBIA Municipal Investors Services Corporation ("MBIA MISC"), a direct, wholly-owned subsidiary of MBIA, Inc., serves as Administrator to the Trust pursuant to an Administration Agreement with the Trust on behalf of each Fund. As Administrator, MBIA MISC is responsible for services such as financial reporting, compliance monitoring and corporate management. The Trust MBIA MISC pays a monthly asset-based fee at the annual rate of 0.06% of each Fund's average daily net assets, with a minimum annual fee per Fund of $15,000. For the period ended April 30, 2005, administration fees amounted to $8,742 and $7,438, for the International Fund and the Fixed Income Fund, respectively.

MBIA Municipal Investors Services Corporation ("MBIA MISC"), a direct, wholly-owned subsidiary of MBIA, Inc., serves as Accounting Agent to the Trust. As Accounting Agent, MBIA MISC determines each Fund's net asset value per share and provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. The Trust pays MBIA MISC a monthly asset-based fee at the annual rate of $40,000, plus 0.03% of the Fund's average daily net assets in excess of $50 million for the Fixed Income Fund. For the International Fund the Trust pays at the annual rate of $60,000, plus 0.03% of average daily net assets in excess of $50 million. For the period ended April 30, 2005, MBIA MISC's accounting fees amounted to $60,059 and $40,009 for the International Fund and the Fixed Income Fund, respectively.

MBIA MISC also serves as the Fund's transfer agent pursuant to a Transfer Agency Agreement with the Trust. For these services, MBIA MISC receives an annual fee per Fund of $20,000, and is reimbursed for out-of-pocket expenses. For the period ended April 30, 2005, MBIA MISC's transfer agent fees amounted to $9,862 for each Fund.

MBIA Capital Management Corporation (the "distributor"), a direct, wholly-owned subsidiary of MBIA, Inc., entered into a Distribution Agreement with the Trust to assist in securing purchasers for shares of each Fund. The distributor also directly or through its affiliates, provides investor support services. The distributor receives no compensation for distributing the Funds' shares, except for reimbursement of its out-of-pocket expenses.

The Trustees of the Trust who are "interested persons" of the Trust, the Investment Advisor or its affiliates and all personnel of the Trust or the Investment Advisor performing services related to research, statistical and investment activities are paid by the Investment Advisor or its affiliates.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED        APRIL 30, 2005
--------------------------------------------------------------------------------

NOTE 5 -- FUND SHARE TRANSACTIONS

At April 30, 2005, there were an unlimited number of shares of beneficial interest with a $0.001 par value, authorized. The following table summarizes the activity in shares of each Fund:

INTERNATIONAL FUND

                                                            FOR THE SIX-MONTH PERIOD          FOR THE FISCAL YEAR
                                                              ENDED APRIL 30, 2005          ENDED OCTOBER 31, 2004
                                                            -------------------------    ---------------------------
                                                              SHARES        AMOUNT          SHARES         AMOUNT
                                                            -----------  -----------     -----------    ------------
      Shares sold.....................................       275,916      $3,875,060        250,288      $2,908,449
      Shares redeemed.................................    (1,006,782)    (14,534,561)    (2,628,487)    (30,770,207)
                                                          ----------    ------------     ----------    ------------
      Net increase....................................      (730,866)   $(10,659,501)    (2,378,199)   $(27,861,758)
                                                                        ============                   ============
      Shares outstanding:
              Beginning of year.......................     2,390,436                      4,768,635
                                                          ----------                     ----------
              End of period..........................      1,659,570                      2,390,436
                                                          ==========                     ==========

FIXED INCOME FUND

                                                            FOR THE SIX-MONTH PERIOD         FOR THE FISCAL YEAR
                                                              ENDED APRIL 30, 2005         ENDED OCTOBER 31, 2004
                                                            -------------------------     -------------------------
                                                              SHARES        AMOUNT         SHARES          AMOUNT
                                                            -----------  -----------     -----------    ------------
      Shares sold.....................................        12,152        $108,496        254,198      $2,422,201
      Shares issued to shareholders in reinvestment
         of distributions.............................        86,869         782,304        360,135       3,379,515
      Shares redeemed.................................      (384,924)     (3,528,882)    (2,476,839)    (23,907,622)
                                                          ----------    ------------     ----------    ------------
      Net decrease....................................      (285,903)   $ (2,638,082)    (1,862,506)   $(18,105,906)
                                                                        ============                   ============
      Shares outstanding:
              Beginning of year.......................     2,093,240                      3,955,746
                                                          ----------                     ----------
              End of period..........................      1,807,337                      2,093,240
                                                          ==========                     ==========


NOTE 6 -- CONCENTRATION OF RISKS

The International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economical developments and the level of government supervision and regulation of securities markets in the various countries.

NOTE 7 -- POSSIBLE LIQUIDATION OF THE 1838 FIXED INCOME FUND

At a meeting held on June 13, 2005, the Board of Trustees of the Trust unanimously determined that the 1838 Fixed Income Fund was not economically viable and directed the orderly liquidation of its investments in order to meet redemption requests. The Board also requested the Fund's officers to develop a plan of liquidation.

                       [This Page Intentional Left Blank]

                       [This Page Intentional Left Blank]

                               INVESTMENT ADVISER
                                AND ADMINISTRATOR
                                   ----------
                          1838 INVESTMENT ADVISORS, LLC
                           2701 RENAISSANCE BOULEVARD
                                  FOURTH FLOOR
                            KING OF PRUSSIA, PA 19406



                                   SUB-ADVISER
                                       AND
                                   DISTRIBUTOR
                                   ----------
                       MBIA CAPITAL MANAGEMENT CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504



                                 ACCOUNTING AND
                                 TRANSFER AGENT
                                   ----------
                  MBIA MUNICIPAL INVESTORS SERVICE CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504



                                    CUSTODIAN
                                   ----------
                             WACHOVIA NATIONAL BANK
                               123 S. BROAD STREET
                             PHILADELPHIA, PA 19109



                                  LEGAL COUNSEL
                                   ----------
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103



                                    AUDITORS
                                   ----------
                              TAIT, WELLER & BAKER
                               1818 MARKET STREET
                                   SUITE 2400
                             PHILADELPHIA, PA 19103



SAR 4/05

                                   APPENDIX D


                         PRO FORMA FINANCIAL STATEMENTS


The following presents the pro forma financial statements for the combination of the 1838 International Equity Fund and the Van Kampen International Growth Fund. The statements are presented as of April 30, 2005, the most recent interim period for which financial information is currently available. The unaudited Pro Forma Portfolio of Investments and Pro Forma Statement of Assets and Liabilities reflect the financial position as if the transaction occurred on April 30, 2005. The Pro Forma Statement of Operations reflects the expenses for the twelve months ended April 30, 2005. The pro forma statements give effect to the proposed exchange of Van Kampen International Growth Fund shares for the assets and liabilities of the 1838 International Equity Fund, with Van Kampen International Growth Fund being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. There is no guarantee that the portfolio of investments of the surviving entity on the closing date of the transaction will match the Pro Forma Portfolio of Investments presented herein. All or a portion of the securities acquired in the transaction could be sold by the surviving entity; however, there is no plan or intention to sell securities acquired in the transaction other than in the ordinary course of business.

     1838 INTERNATIONAL EQUITY FUND - VAN KAMPEN INTERNATIONAL GROWTH FUND
                        PRO FORMA SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2005
                                   (UNAUDITED)





                                                                1838       VAN KAMPEN                1838        VAN KAMPEN
                                                            INTERNATIONAL INTERNATIONAL   PRO    INTERNATIONAL  INTERNATIONAL  PRO
                                                             EQUITY FUND  GROWTH FUND    FORMA    EQUITY FUND    GROWTH FUND  FORMA
DESCRIPTION                        INDUSTRY                   SHARES         SHARES      SHARES      VALUE         VALUE      VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK-- 97.50%
AUSTRIA -- 1.97%
Erste Bank Der Oester Spark        Banks                         9,300                   9,300       $450,101               $450,101
                                                                                              --------------------------------------

AUSTRALIA -- 1.94%
BHP Billiton Ltd.                  Metal & Mining               35,300                  35,300        442,098                442,098
                                                                                              --------------------------------------

CANADA -- 1.66%
Encana Corporation                 Oil & Gas                     5,900                   5,900        378,649                378,649
                                                                                              --------------------------------------

FINLAND -- 1.78%
Fortum OYJ                         Electric-Intergrated         19,500                  19,500        296,294                296,294
Neste Oil OYJ*                     Oil & Gas                     4,875                   4,875        109,254                109,254
                                                                                              --------------------------------------
                                                                                                      405,548                405,548
                                                                                              --------------------------------------
FRANCE -- 8.20%
AXA, Inc.                          Insurance                    16,100                  16,100        394,695                394,695
BNP Paribas                        Banks                         4,500                   4,500        295,693                295,693
Essilor International              Health Care Equipment &
                                   Supplies                      5,800                   5,800        413,687                413,687
LVMH Moet-Hennessy L. Vuitton SA   Consumer Durables &
                                   Apparel                       3,960                   3,960        278,614                278,614
Total SA (B Shares)                Oil & Gas                     2,200                   2,200        489,918                489,918
                                                                                              --------------------------------------
                                                                                                    1,872,607              1,872,607
                                                                                              --------------------------------------
GERMANY -- 11.14%
Continental AG                     Automobiles & Components      6,700                   6,700        493,881                493,881
Deutsche Bank AG                   Banks                         3,400                   3,400        278,059                278,059
E. ON AG                           Utility                       5,400                   5,400        454,868                454,868
Puma AG                            Consumer Durables &
                                   Apparel                       1,550                   1,550        357,775                357,775
SAP AG                             Software                      1,730                   1,730        271,129                271,129
Siemens AG                         Industrial Conglomerate       4,560                   4,560        334,250                334,250
Celesio AG                         Pharmaceuticals               4,450                   4,450        354,911                354,911
                                                                                              --------------------------------------
                                                                                                    2,544,873              2,544,873
                                                                                              --------------------------------------
GREECE -- 2.77%
National Bank of Greece - Cstock   Banks                         8,200                   8,200        276,079                276,079
Coca-Cola Hellenic Bottling SA     Beverages                    13,100                  13,100        355,480                355,480
                                                                                              --------------------------------------
                                                                                                      631,559                631,559
                                                                                              --------------------------------------
HONG KONG -- 5.09%
CNOOC Ltd.                         Oil & Gas                   806,800                 806,800        437,252                437,252
Esprit Holdings Ltd.               Retailing                    56,494                  56,494        420,310                420,310
China Resources Power Holdings     Electric-Generation         548,000                 548,000        304,023                304,023
                                                                                              --------------------------------------
                                                                                                    1,161,585              1,161,585

                                                                                              --------------------------------------
INDIA -- 1.61%
ICICI Bank Ltd. - Sponsored ADR    Banks                        20,390                  20,390        368,651                368,651
                                                                                              --------------------------------------

IRELAND -- 4.90%
Anglo Irish Bank Corp.             Banks                        39,900                  39,900        471,309                471,309
Allied Irish Bank PLC.             Banks                        17,770                  17,770        361,768                361,768
CRH PLC                            Construction Materials       11,520                  11,520        286,728                286,728
                                                                                              --------------------------------------
                                                                                                    1,119,805              1,119,805
                                                                                              --------------------------------------
INDONESIA -- 0.91%
PT Indonesian Satellite - ADR      Telecommunication
                                   Services                      9,200                   9,200        207,276                207,276
                                                                                              --------------------------------------

ISRAEL -- 1.35%
TEVA Pharmaceutical Ind. - ADR     Pharmaceuticals               9,900                   9,900        309,276                309,276
                                                                                              --------------------------------------

JAPAN -- 17.63%
Canon Inc.                         Office Electronics            6,400                   6,400        334,290                334,290
Casio Computer CO Ltd              Electronic Equipment &
                                   Instruments                  20,400                  20,400        279,415                279,415
Daiwa Securities Group             Diversified Financial
                                   Services                     39,000                  39,000        247,200                247,200
Hoya Corp.                         Health Care Equipment &
                                   Services                      3,000                   3,000        313,683                313,683
JSR Corp.                          Rubber & Vinyl               13,700                  13,700        276,834                276,834
Kobe Steel Ltd.                    Steel Producers             185,000                 185,000        335,033                335,033
Kubota Corp.                       Machinery                    65,000                  65,000        335,795                335,795
Sharp Corp.                        Electric Products            20,000                  20,000        312,253                312,253

SMC Corp.                          Machinery                     2,700                   2,700        284,373                284,373
Sumitomo Realty & Dev. Co., Ltd.   Real Estate                  25,000                  25,000        284,992                284,992
Terumo Corp.                       Hospital Supplies            11,100                  11,100        330,096                330,096
Toray Industries Inc.              Industrial Materials         70,000                  70,000        312,253                312,253
Toyota Motor Corp.                 Automobiles & Components     10,400                  10,400        380,651                380,651
                                                                                              --------------------------------------
                                                                                                    4,026,868              4,026,868
                                                                                              --------------------------------------
MEXICO -- 3.15%
America Movil SA (L Shares) - ADR  Wireless
                                   Telecommunication
                                   Services                      8,600                   8,600        426,990                426,990
Wal-Mart De Mexico - Sponsored ADR Retail-Hypermarkets           8,100                   8,100        292,815                292,815
                                                                                              --------------------------------------
                                                                                                      719,805                719,805
                                                                                              --------------------------------------
NETHERLANDS -- 4.79%
ING Groep NV                       Diversified Financial
                                   Services                     14,800                  14,800        403,140                403,140
Koninklijke Numico NV              Food Products                 9,100                   9,100        375,926                375,926
Reed Elsevier NV                   Media                        22,000                  22,000        316,103                316,103
                                                                                              --------------------------------------
                                                                                                    1,095,169              1,095,169
                                                                                              --------------------------------------
NORWAY -- 1.38%
Telenor ASA                        Telecommunication
                                   Services                     37,700                  37,700        314,486                314,486
                                                                                              --------------------------------------

SINGAPORE -- 3.04%
DBS Group Holdings Ltd.            Banks                        32,255                  32,255        282,194                282,194
Keppel Corp. Ltd.                  Construction &
                                   Engineering                  62,900                  62,900        411,765                411,765
                                                                                              --------------------------------------
                                                                                                      693,959                693,959
                                                                                              --------------------------------------
SPAIN -- 2.79%
Banco Popular Espanol SA           Banks                         4,750                   4,750        296,177                296,177

Grupo Ferrovial SA                 Construction &
                                   Engineering                   6,000                   6,000        341,200                341,200
                                                                                              --------------------------------------
                                                                                                      637,377                637,377
                                                                                              --------------------------------------
SWEDEN -- 2.84%
Ericsson (LM) Tel - Sponsored ADR  Telecommunications
                                   Equipment                    10,300                  10,300        303,335                303,335
Getinge AB (B Shares)              Health Care Equipment &
                                   Services                     24,200                  24,200        346,452                346,452
                                                                                              --------------------------------------
                                                                                                      649,787                649,787
                                                                                              --------------------------------------
SWITZERLAND -- 4.27%
Nestle SA - Sponsored ADR          Food Products                 4,600                   4,600        301,300                301,300
Novartis AG - Registered Shares    Pharmaceuticals               8,040                   8,040        391,042                391,042
SGS SA                             Commercial Services             420                     420        284,010                284,010
                                                                                              --------------------------------------
                                                                                                      976,352                976,352
                                                                                              --------------------------------------
UNITED KINGDOM -- 14.29%
Barclays PLC                       Banks                        32,400                  32,400        332,298                332,298
BP PLC                             Oil & Gas                    59,900                  59,900        611,481                611,481
Capita Group PLC                   Commercial Services &
                                   Supplies                     38,400                  38,400        276,124                276,124
HSBC Holdings PLC                  Banks                        19,600                  19,600        312,760                312,760
Reckitt Benckiser PLC              Household Products           10,700                  10,700        345,979                345,979
Royal Bank of Scotland Group PLC   Banks                        11,593                  11,593        348,727                348,727
Sabmiller PLC                      Brewery                      21,950                  21,950        324,268                324,268
Tesco PLC                          Food & Drug Retailing        58,032                  58,032        340,540                340,540
Vodafone Airtouch PLC              Wireless
                                   Telecommunication
                                   Services                    142,721                 142,721        371,392                371,392
                                                                                                    --------------------------------
                                                                                                    3,263,569              3,263,569
                                                                                                    --------------------------------

TOTAL COMMON STOCK (COST $16,703,805)                                                              22,269,400         0   22,269,400

SHORT-TERM INVESTMENT -- 2.01 %
Evergreen Institutional Money Market Fund - I Shares
(Cost $460,637)                                                460,367                 460,367        460,367                460,367
                                                                                                      ------------------------------

TOTAL INVESTMENTS (COST $17,164,172) -- 99.51%              22,729,767                                                0   22,729,767

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.49%                 111,070                                                0      111,070
                                                                                                     -------------------------------

NET ASSETS -- 100.00%                                      $22,840,837                                               $0  $22,840,837
                                                                                                     ===============================


MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Investments
Consumer Discretionary -- 12.37%   Information Technology -- 6.62%
Consumer Staples -- 11.03%         Materials -- 7.27%
Energy -- 8.92%                    Other -- 2.02%
Financials -- 25.59%               Telecommunication Services -- 5.81%
Health Care -- 6.18%               Utilities -- 4.64%
Industrials -- 9.55%

* Non-income producing security
ADR -- American Depositary Receipt

                                   Construction &
                                   Engineering                   6,000                   6,000        341,200                341,200
Grupo Ferrovial SA
                                                                                              --------------------------------------
                                                                                                      637,377                637,377
                                                                                              --------------------------------------
SWEDEN -- 2.84%
Ericsson (LM) Tel - Sponsored ADR  Telecommunications
                                   Equipment                    10,300                  10,300        303,335                303,335
Getinge AB (B Shares)              Health Care Equipment &
                                   Services                     24,200                  24,200        346,452                346,452
                                                                                              --------------------------------------
                                                                                                      649,787                649,787
                                                                                              --------------------------------------
SWITZERLAND -- 4.27%
Nestle SA - Sponsored ADR          Food Products                 4,600                   4,600        301,300                301,300
Novartis AG - Registered Shares    Pharmaceuticals               8,040                   8,040        391,042                391,042
SGS SA                             Commercial Services             420                     420        284,010                284,010
                                                                                              --------------------------------------
                                                                                                      976,352                976,352
                                                                                              --------------------------------------
UNITED KINGDOM -- 14.29%
Barclays PLC                       Banks                        32,400                  32,400        332,298                332,298
BP PLC                             Oil & Gas                    59,900                  59,900        611,481                611,481
Capita Group PLC                   Commercial Services &
                                   Supplies                     38,400                  38,400        276,124                276,124
HSBC Holdings PLC                  Banks                        19,600                  19,600        312,760                312,760
Reckitt Benckiser PLC              Household Products           10,700                  10,700        345,979                345,979
Royal Bank of Scotland Group PLC   Banks                        11,593                  11,593        348,727                348,727
Sabmiller PLC                      Brewery                      21,950                  21,950        324,268                324,268
Tesco PLC                          Food & Drug Retailing        58,032                  58,032        340,540                340,540
Vodafone Airtouch PLC              Wireless
                                   Telecommunication
                                   Services                    142,721                 142,721        371,392                371,392
                                                                                                    --------------------------------
                                                                                                    3,263,569              3,263,569
                                                                                                    --------------------------------

TOTAL COMMON STOCK (COST $16,703,805)                                                              22,269,400         0   22,269,400

SHORT-TERM INVESTMENT -- 2.01 %
Evergreen Institutional Money Market Fund - I Shares
(Cost $460,637)                                                460,367                 460,367        460,367                460,367
                                                                                                      ------------------------------

TOTAL INVESTMENTS (COST $17,164,172) -- 99.51%              22,729,767                                                0   22,729,767

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.49%                 111,070                                                0      111,070
                                                                                                     -------------------------------

NET ASSETS -- 100.00%                                      $22,840,837                                               $0  $22,840,837
                                                                                                     ===============================


MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Investments
Consumer Discretionary -- 12.37%   Information Technology -- 6.62%
Consumer Staples -- 11.03%         Materials -- 7.27%
Energy -- 8.92%                    Other -- 2.02%
Financials -- 25.59%               Telecommunication Services -- 5.81%
Health Care -- 6.18%               Utilities -- 4.64%
Industrials -- 9.55%

* Non-income producing security
ADR -- American Depositary Receipt

     1838 INTERNATIONAL EQUITY FUND - VAN KAMPEN INTERNATIONAL GROWTH FUND
             PRO FORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 2005
                                   (Unaudited)



                                                                             1838        Van Kampen
                                                                         International  International
                                                                          Equity Fund    Growth Fund   Adjustments   Pro Forma
                                                                         -------------  -------------  -----------  ------------
Total Investments (Cost of $17,164,172, $0 and $17,164,172,
respectively)......................................................       $22,729,767                               $22,729,767
Receivables:
    Dividends and  Interest........................................           136,011                                   136,011
    Reimbursement due from Advisor.................................             1,759                                     1,759
                                                                         -------------  -------------  -----------  -----------
       Total Assets................................................        22,867,537             -0-          -0-   22,867,537
                                                                         -------------  -------------  -----------  -----------

Accrued Expenses...................................................            26,700                                    26,700
                                                                         -------------  -------------  -----------  -----------
        Total Liabilities..........................................            26,700             -0-          -0-       26,700
                                                                         -------------  -------------  -----------  -----------
NET Assets.........................................................       $22,840,837              $0           $0  $22,840,837
                                                                         =============  =============  ===========  ===========

NET ASSETS CONSIST OF:

Capital (Par value of $.001, $.01 and $.01 per share, respectively,
with an unlimited number of shares authorized).....................       $23,654,649                               $23,654,649
Net Unrealized Appreciation........................................         5,595,743                                 5,595,743
Accumulated Undistributed Net Investment Loss......................            73,382                                    73,382
Accumulated Net Realized Loss......................................        (6,482,937)                               (6,482,937)
                                                                         ------------- -------------   -----------  -----------
NET Assets.........................................................       $22,840,837            $0           $0    $22,840,837
                                                                         ============= =============   ===========  ===========

SHARES OF BENEFICIAL INTEREST ISSUED AND OUTSTANDING...............         1,659,570                                 1,659,570
                                                                         ------------- -------------   -----------  -----------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE.....            $13.76                               $     13.76
                                                                         ============= =============   ===========  ===========


     1838 INTERNATIONAL EQUITY FUND - VAN KAMPEN INTERNATIONAL GROWTH FUND
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                   For the Twelve Months Ended April 30, 2005
                                  (Unaudited)



                                                                             1838        Van Kampen
                                                                         International  International
                                                                         Equity  Fund   Growth Fund    Adjustments   Pro Forma
                                                                         ------------- -------------   -----------  ------------
INVESTMENT INCOME:
    Dividends (Net of foreign withholding taxes of $74,342)........           $565,741                                  $565,741
    Interest.......................................................              5,444                                     5,444
                                                                         ------------- -------------   -----------  ------------
           Total Income............................................            571,185             0             0       571,185
                                                                         ------------- -------------   -----------  ------------

EXPENSES:

    Investment Advisory Fee........................................            233,039                                   233,039

    Accounting Fees................................................             59,692                     (36,762)(1)    22,930

    Legal .........................................................             34,005                     (27,005)(1)     7,000

    Trustees' Fees ................................................             40,008                     (15,008)(1)    25,000

    Custody .......................................................             34,926                     (24,676)(1)    10,250

    Transfer Agency Fees...........................................             19,917                      (1,167)(1)    18,750

    Administration Fees............................................             18,532                     (18,532)(1)         0

    All Other Expenses ............................................            117,967                      15,033(1)    133,000
                                                                         ------------- -------------   -----------  ------------
      Total Expense................................................            558,086             0      (108,117)      449,969

      Investment Advisory Fee Reduction............................            169,687                    (108,117)       61,570
                                                                         ------------- -------------   -----------  ------------
      Net Expenses.................................................            388,399             0             0       388,399
                                                                         ------------- -------------   -----------  ------------
NET INVESTMENT INCOME..............................................           $182,786            $0            $0      $182,786
                                                                         ============= =============   ===========  ============

REALIZED AND UNREALIZED GAIN/LOSS :
    Net Realized Gain..............................................         $7,099,539                                $7,099,539
    Net Unrealized Depreciation During the Period..................         (2,115,705)                               (2,115,705)
                                                                         ------------- -------------   -----------  ------------
NET REALIZED AND UNREALIZED GAIN...................................         $4,983,834            $0            $0    $4,983,834
                                                                         ============= =============   ===========  ============

NET INCREASE IN NET ASSETS FROM OPERATIONS.........................         $5,166,620            $0            $0    $5,166,620
                                                                         ============= =============   ===========  ============




(1) The adjustments are due to differences in the expense structure between the 1838 International Equity Fund and the Van Kampen International Growth Fund. The differences are a result of the funds having different service providers.

1838 INTERNATIONAL EQUITY FUND-VAN KAMPEN INTERNATIONAL FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
APRIL 30, 2005
(Unaudited)


1.  SIGNIFICANT ACCOUNTING POLICIES
The Acquiring Fund, Van Kampen International Growth Fund (the "Acquiring Fund") is organized as a series of the Van Kampen Equity Trust II, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Acquiring Fund's primary investment objective is to seek capital appreciation, with a secondary objective of income. The Acquiring Fund has not yet commenced operations.


         The following is a summary of significant accounting policies consistently followed by the Acquiring Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sales price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

         The Acquiring Fund may invest in repurchase agreements, which are short-term investments in which the Acquiring Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Acquiring Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Acquiring Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Acquiring Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

                                     PART C:

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

         Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

         Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust. Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Fund,
(ii) having acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or
(iii) for a criminal proceeding had reasonable cause to believe the conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

         The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

         Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim damages or expense (including the reasonable cost of investing or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

         Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

         (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

         (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

         (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

         (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

ITEM 16.  EXHIBITS

(1)      (a)      Agreement and Declaration of Trust(*)


         (b)      Certificate of Designation+


(2)               Bylaws(*)

(3)               Not Applicable

(4) Form of Agreement and Plan of Reorganization (included as Appendix A to the Reorganization SAI)+


(5)               Specimen Share Certificate+



(6)               Investment Advisory Agreement+



(7)      (a)      Distribution and Service Agreement+


         (b)      Form of Dealer Agreement(9)

(8)      (a)      Form of Trustee Deferred Compensation Plan(1)

         (b)      Form of the Trustee Retirement Plan(1)

(9)      (a)      (i)      Custodian Contract(**)


                  (ii)     Amendments to Custodian Contract(7)+


         (b)      Transfer Agency and Service Agreement(**)


(10)     (a)      Plan of Distribution pursuant to Rule 12b-1+


         (b)      Form of Shareholder Assistance Agreement(**)

         (c)      Form of Shareholder Servicing Agreement (8)

         (c)      Form of Administrative Service Agreement(**)


         (d)      Service Plan+


         (e)      Third Amended and Restated Multi-Class Plan(11)


(11)     (a)      Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
                  LLP+



(12) Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the Reorganization++


(13)     (a)      Data Access Services Agreement(**)

         (b)      (i)  Fund Accounting Agreement(3)

                  (ii)  Amendments to Fund Accounting Agreement(9)(13)

         (c)      Amended and Restated Legal Services Agreement(8)


(14)     (a)      Consent of Independent Registered Public Accounting Firm of
                  the Target Fund+



         (b) Consent of Independent Registered Public Accounting Firm of the Acquiring Fund+


(15)              Not Applicable


(16)              Power of Attorney



(17)              Form of Proxy Card for Target Fund(***)


-------------------------------------

(*) Incorporated herein by reference to Registrant's Registration Statement on Form N-1A, File No. 333-75493, filed April 1, 1999.

(**) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File No. 333-75493, filed June 4, 1999.

(1) Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File No. 333-75493, filed December 23, 1999.

(3) Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File No. 333-75493, filed March 7, 2000.

(7) Incorporated herein by reference to Post-Effective Amendment No. 7 To Registrant's Registration Statement on Form N-1A, File No. 333-75493, filed December 20, 2001.

(8) Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A, File No. 333-75493, filed December 20, 2002.

(9) Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, File No. 333-75493, filed December 19, 2003.

(11) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, File No. 333-75493, filed December 29, 2004.

(13) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, File No. 333-75493, filed December 29, 2004.


(***) Incorporated herein by reference to Registrant's Registration Statement on Form N-14, File No. 333-128236, filed September 9, 2005.


+        Filed herewith.





++      To be filed by post-effective amendment.


ITEM 17.  UNDERTAKINGS.

(1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees that, if the Reorganization discussed in the registration statement closes, the Registrant shall file with the Securities and Exchange Commission by post-effective amendment an opinion of counsel supporting the tax matters discussed in the registration statement.

                                   SIGNATURES


         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of New York and State of New York, on the 26th day of October, 2005.


                                        VAN KAMPEN EQUITY TRUST II

                                        By: /s/ STEFANIE CHANG YU
                                            -----------------------------------

                                            Stefanie Chang Yu
                                            Vice President and Secretary




         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 26, 2005.




                     SIGNATURES                                             TITLES
                     ----------                                             ------


Principal Executive Officer:
               /s/  RONALD E. ROBISON*                 President and Principal Executive
-----------------------------------------------------    Officer
                  Ronald E. Robison




Principal Financial Officer:
               /s/  PHILLIP G. GOFF*                   Chief Financial Officer and Treasurer
-----------------------------------------------------
                  Phillip G. Goff

Trustees:

                 /s/  DAVID C. ARCH*                   Trustee
-----------------------------------------------------
                    David C. Arch

                /s/  JERRY D. CHOATE*                  Trustee
-----------------------------------------------------
                   Jerry D. Choate

                 /s/  ROD DAMMEYER*                    Trustee
-----------------------------------------------------
                    Rod Dammeyer

              /s/  LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

               /s/  R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/  HOWARD J KERR*                   Trustee
-----------------------------------------------------
                    Howard J Kerr



                /s/  JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson




                     SIGNATURES                                             TITLES
                     ----------                                             ------
             /s/  HUGO F. SONNENSCHEIN*                Trustee
-----------------------------------------------------
                Hugo F. Sonnenschein

                /s/  WAYNE W. WHALEN*                  Trustee
-----------------------------------------------------
                   Wayne W. Whalen

              /s/  SUZANNE H. WOOLSEY*                 Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey
---------------
* Signed by Stefanie Chang Yu pursuant to a power of attorney filed herewith.




               /s/  STEFANIE CHANG YU
-----------------------------------------------------
                  Stefanie Chang Yu

           Attorney-in-Fact                                                   October 26, 2005


                        SCHEDULE OF EXHIBITS TO FORM N-14

                           VAN KAMPEN EQUITY TRUST II


      (1)(b)      Certificate of Designation

      (5)         Specimen Share Certificate

      (6)         Investment Advisory Agreement

      (7)(a)      Distribution and Service Agreement

      (9)(a)(ii)  Amendment to Custodian Contract

     (10)(a)      Plan of Distribution pursuant to Rule 12b-1

     (10)(d)      Service Plan



     (11)(a)      Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
                  LLP





  (14)(a)      Consent of Independent Registered Public Accounting Firm of
                  the Target Fund

     (14)(b) Consent of Independent Registered Public Accounting Firm of the Acquiring Fund